Loan No. 00016129 US_Active\112883187\V-7 LOAN AGREEMENT DATED AS OF OCTOBER 17, 2019 BETWEEN POLLOCK GATEWAY II DE LLC, AS BORROWER AND BARCLAYS CAPITAL REAL ESTATE INC., AS LENDER

i US_Active\112883187\V-7 TABLE OF CONTENTS Page I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION 1 Section 1.1 Definitions 1 Section 1.2 Principles of Construction 25 II. GENERAL TERMS 25 Section 2.1 Loan Commitment; Disbursement to Borrower 25 2.1.1 Agreement to Lend and Borrow 25 2.1.2 Single Disbursement to Borrower 25 2.1.3 The Note, Security Instrument and Loan Documents 25 2.1.4 Use of Proceeds 25 Section 2.2 Interest; Loan Payments; Late Payment Charge 25 2.2.1 Payments 25 2.2.2 Interest Calculation 26 2.2.3 Payment on Maturity Date 26 2.2.4 Payments after Default 26 2.2.5 Late Payment Charge 26 2.2.6 Usury Savings 27 2.2.7 Indemnified Taxes 27 2.2.8 Invalidated Payments 28 Section 2.3 Prepayments 28 2.3.1 Voluntary Prepayments 28 2.3.2 Mandatory Prepayments 28 2.3.3 Prepayments After Default 29 2.3.4 Making of Payments 29 2.3.5 Application of Principal Prepayments 29 Section 2.4 Defeasance 29 2.4.1 Voluntary Defeasance 29 2.4.2 Successor Borrower 31 Section 2.5 Release of Property 32 2.5.1 Release on Defeasance 32 2.5.2 Release on Payment in Full 32 III. CASH MANAGEMENT 32 Section 3.1 Establishment of Accounts 32 Section 3.2 Deposits into Lockbox Account 33 Section 3.3 Account Name 33 Section 3.4 Eligible Accounts 33 Section 3.5 Permitted Investments 34 Section 3.6 The Initial Deposits 34 Section 3.7 Transfers To and Disbursements from the Cash Management Account 34 Section 3.8 Withdrawals From Accounts 35

ii US_Active\112883187\V-7 3.8.1 Withdrawals from the Tax Account and the Insurance Premium Account 35 3.8.2 Withdrawals from the Required Repair Account 36 3.8.3 Withdrawals from the Replacement Reserve Account 36 3.8.4 Withdrawals from the Debt Service Account 36 3.8.5 Intentionally Omitted 36 3.8.6 Withdrawals from the Operating Expense Account 36 3.8.7 Withdrawals from the Existing Tenant Improvement Reserve Account 36 3.8.8 Withdrawals from the Excess Cash Reserve Account 36 Section 3.9 Sole Dominion and Control 36 Section 3.10 Security Interest 36 Section 3.11 Rights on Default 36 Section 3.12 Financing Statement; Further Assurances 37 Section 3.13 Borrower’s Obligation Not Affected 37 Section 3.14 Payments Received Under this Agreement 37 IV. REPRESENTATIONS AND WARRANTIES 38 Section 4.1 Borrower Representations 38 4.1.1 Organization 38 4.1.2 Proceedings 38 4.1.3 No Conflicts 38 4.1.4 Litigation 38 4.1.5 Agreements 39 4.1.6 Title 39 4.1.7 Permitted Encumbrances 39 4.1.8 Solvency 39 4.1.9 Full and Accurate Disclosure 40 4.1.10 No Plan Assets 40 4.1.11 Compliance 40 4.1.12 Financial Information 41 4.1.13 Condemnation 41 4.1.14 Federal Reserve Regulations 41 4.1.15 Utilities and Public Access 41 4.1.16 Not a Foreign Person 41 4.1.17 Separate Lots 42 4.1.18 Assessments 42 4.1.19 Enforceability 42 4.1.20 No Prior Assignment 42 4.1.21 Insurance 42 4.1.22 Use of Property 42 4.1.23 Certificate of Occupancy; Licenses 42 4.1.24 Flood Zone 42 4.1.25 Physical Condition 42 4.1.26 Boundaries 43 4.1.27 Leases 43

iii US_Active\112883187\V-7 4.1.28 Title and Survey 43 4.1.29 Loan to Value 44 4.1.30 Filing and Recording Taxes 44 4.1.31 Management Agreement 44 4.1.32 Illegal Activity 44 4.1.33 No Change in Facts or Circumstances; Disclosure 44 4.1.34 Investment Company Act 45 4.1.35 Principal Place of Business; State of Organization 45 4.1.36 Single Purpose Entity 45 4.1.37 Business Purposes 49 4.1.38 Taxes 50 4.1.39 Forfeiture 50 4.1.40 Environmental Representations and Warranties 50 4.1.41 Taxpayer Identification Number 50 4.1.42 OFAC 50 4.1.43 Intentionally Omitted 51 4.1.44 Deposit Accounts 51 4.1.45 Anti-Money Laundering and Economic Sanctions 52 4.1.46 Third Party Representations 53 4.1.47 REA 53 Section 4.2 Survival of Representations 54 V. BORROWER COVENANTS 54 Section 5.1 Affirmative Covenants 54 5.1.1 Existence; Compliance with Legal Requirements 54 5.1.2 Taxes and Other Charges 54 5.1.3 Litigation 55 5.1.4 Access to Property 55 5.1.5 Notice of Default 55 5.1.6 Cooperate in Legal Proceedings 55 5.1.7 Award and Insurance Benefits 55 5.1.8 Further Assurances 56 5.1.9 Mortgage and Intangible Taxes 56 5.1.10 Financial Reporting 56 5.1.11 Business and Operations 59 5.1.12 Costs of Enforcement 59 5.1.13 Estoppel Statement 59 5.1.14 Loan Proceeds 59 5.1.15 Performance by Borrower 60 5.1.16 Confirmation of Representations 60 5.1.17 Leasing Matters 60 5.1.18 Management Agreement 61 5.1.19 Environmental Covenants 62 5.1.20 Alterations 63 5.1.21 REA 63 5.1.22 OFAC 64

iv US_Active\112883187\V-7 5.1.23 Intentionally Omitted 64 5.1.24 Single Purpose Entity Compliance 64 Section 5.2 Negative Covenants 64 5.2.1 Liens 64 5.2.2 Dissolution 64 5.2.3 Change In Business 64 5.2.4 Debt Cancellation 65 5.2.5 Zoning 65 5.2.6 No Joint Assessment 65 5.2.7 Name, Identity, Structure, or Principal Place of Business 65 5.2.8 ERISA 65 5.2.9 Affiliate Transactions 66 5.2.10 Transfers 66 5.2.11 Transfer and Assumption 68 VI. INSURANCE; CASUALTY; CONDEMNATION 70 Section 6.1 Insurance 70 Section 6.2 Casualty 74 Section 6.3 Condemnation 75 Section 6.4 Restoration 75 VII. RESERVE FUNDS 80 Section 7.1 Required Repair Funds 80 7.1.1 Deposits to Required Repair Fund. 80 7.1.2 Release of Required Repair Funds. 80 Section 7.2 Tax and Insurance Escrow Fund 81 Section 7.3 Replacements and Replacement Reserve Fund 82 7.3.1 Deposits to Replacement Reserve Fund 82 7.3.2 Disbursements from Replacement Reserve Account 82 7.3.3 Performance of Replacements 84 7.3.4 Failure to Make Replacements 86 7.3.5 Balance in the Replacement Reserve Account 86 Section 7.4 Rollover Reserve Fund 86 7.4.1 Deposits to Rollover Reserve Fund 86 7.4.2 Withdrawal of Rollover Reserve Funds 87 Section 7.5 Existing Tenant Improvement Reserve Fund 87 Section 7.6 Operating Expense Fund 88 Section 7.7 Intentionally Omitted 88 Section 7.8 Excess Cash Reserve Fund 88 7.8.1 Deposits to Excess Cash Reserve Fund 88 7.8.2 Withdrawal of Excess Cash Reserve Funds 88 Section 7.9 Reserve Funds, Generally 89 VIII. DEFAULTS 89 Section 8.1 Event of Default 89 Section 8.2 Remedies 93 Section 8.3 Remedies Cumulative; Waivers 94

v US_Active\112883187\V-7 IX. SPECIAL PROVISIONS 95 Section 9.1 Sale of Notes and Securitization 95 Section 9.2 Securitization Indemnification 96 Section 9.3 Servicer 99 Section 9.4 Exculpation 99 Section 9.5 Mezzanine Financing 102 X. MISCELLANEOUS 104 Section 10.1 Survival 104 Section 10.2 Lender’s Discretion 104 Section 10.3 Governing Law 104 Section 10.4 Modification, Waiver in Writing 105 Section 10.5 Delay Not a Waiver 105 Section 10.6 Notices 105 Section 10.7 Trial by Jury 106 Section 10.8 Headings 106 Section 10.9 Severability 106 Section 10.10 Preferences 106 Section 10.11 Waiver of Notice 107 Section 10.12 Remedies of Borrower 107 Section 10.13 Expenses; Indemnity 107 Section 10.14 Schedules and Exhibits Incorporated 109 Section 10.15 Offsets, Counterclaims and Defenses 109 Section 10.16 No Joint Venture or Partnership; No Third Party Beneficiaries 109 Section 10.17 Publicity 109 Section 10.18 Waiver of Marshalling of Assets 109 Section 10.19 Waiver of Counterclaim 110 Section 10.20 Conflict; Construction of Documents; Reliance 110 Section 10.21 Brokers and Financial Advisors 110 Section 10.22 Prior Agreements 110 Section 10.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions 111

US_Active\112883187\V-7 LOAN AGREEMENT THIS LOAN AGREEMENT, dated as of October 17, 2019 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), between BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation having an address at 745 Seventh Avenue, New York, New York 10019 (together with its successors and/or assigns, “Lender”) and POLLOCK GATEWAY II DE LLC, a Delaware limited liability company, having its principal place of business at 150 Portola Road, Portola Valley, California 94028 (“Borrower”). W I T N E S S E T H: WHEREAS, Borrower desires to obtain the Loan (as hereinafter defined) from Lender; and WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined). NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows: I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent: “AC Laws” shall have the meaning set forth in Section 4.1.45 hereof. “Account Collateral” shall mean: (i) the Accounts, and all Cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Accounts from time to time; (ii) any and all amounts invested in Permitted Investments; (iii) all interest, dividends, Cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and (iv) to the extent not covered by clauses (i) - (iii) above, all “proceeds” (as defined under the UCC as in effect in the State in which the Accounts are located) of any or all of the foregoing. “Accounts” shall mean, collectively, the Lockbox Account, the Tax Account, the Insurance Premium Account, the Required Repair Account, the Replacement Reserve Account, the Rollover Reserve Account, the Debt Service Account, the Operating Expense Account, the Cash Management Account, the Excess Cash Reserve Account or any other escrow accounts or reserve accounts established by the Loan Documents. “Additional Indemnified Liabilities” shall have the meaning set forth in Section 10.13(b) hereof.

2 US_Active\112883187\V-7 “Additional Management Compensation” shall mean all management fees, charges, commissions and other compensation, in the aggregate, payable to Manager pursuant to the Management Agreement that in the aggregate exceeds three percent (3.0%) of the Gross Income from Operations of the Property. “Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person. Such term shall include Guarantor unless otherwise specified or if the context may otherwise require. “Affiliated Manager” shall mean any property manager which is an Affiliate of Borrower, Principal, or Guarantor, or in which Borrower, Principal, or Guarantor has, directly or indirectly, any legal, beneficial or economic interest. “ALTA” shall mean American Land Title Association, or any successor thereto. “Alteration Threshold” shall mean an amount equal to five percent (5%) of the outstanding principal balance of the Loan. “AML Laws” shall have the meaning set forth in Section 4.1.45 hereof. “Annual Budget” shall mean the operating budget, including all planned capital expenditures, for the Property prepared by Borrower for the applicable Fiscal Year or other period. “Applicable Interest Rate” shall mean 4.30% per annum. “Applicable Laws” shall mean all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations and court orders. “Appraisal” shall mean an appraisal prepared in accordance with the requirements of FIRREA and USPAP, prepared by an independent third party appraiser holding an MAI designation, who is State licensed or State certified if required under the laws of the State where the Property is located, who meets the requirements of FIRREA and USPAP and who is otherwise satisfactory to Lender. “Approved Accountant” shall mean (i) Frank, Rimerman + Co. LLP, (ii) a “Big Four” accounting firm or (iii) other independent certified public accountant acceptable to Lender. “Approved Bank” shall mean a commercial bank with a long term debt obligation rating of AA or better (or a comparable long term debt obligation rating) as assigned by the Rating Agencies and otherwise reasonably satisfactory to Lender. “Approved Annual Budget” shall have the meaning set forth in Section 5.1.10(e) hereof. “Approved Extraordinary Expense” shall mean an operating expense of the Property not set forth on the Approved Annual Budget but approved by Lender in writing (which such approval shall not be unreasonably withheld or delayed).

3 US_Active\112883187\V-7 “Approved Operating Expense” shall mean an operating expense of the Property set forth on the Approved Annual Budget. “Assignment of Leases” shall mean that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower’s interest in and to the Leases and Rents of the Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Assignment of Management Agreement” shall mean that certain Conditional Assignment of Management Agreement dated as of the date hereof among Lender, Borrower and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “ATR” shall mean Technical Aid Corporation d/b/a Advantage Technical Resourcing American, Inc., as tenant under the ATR Lease with respect to the ATR Premises. “ATR Lease” shall mean that certain Lease Agreement between Borrower, as landlord, and ATR, as tenant, dated as of April 30, 2007, as amended by that certain Amendment dated October 16, 2007, that certain Second Amendment dated March 14,m 2012, that certain Third Amendment dated July 3, 2015, that certain Fourth Amendment dated July 29, 2015, that certain Fifth Amendment dated April 18, 2017, that certain Sixth Amendment dated July 25, 2019, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with this Agreement. “ATR Premises” shall mean that portion of the Property leased to ATR pursuant to the ATR Lease. “ATR Tenant Improvements” shall mean the tenant improvement work being performed in the ATR Premises, as approved by Lender in accordance with the terms and provisions of this Agreement. “ATR Tenant Improvement Reserve Funds” shall have the meaning set forth in Section 7.5.1 hereof. “Award” shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of the Property. “Bail-In Action” shall have the meaning set forth in Section 10.23 hereof. “Bail-In Legislation” shall have the meaning set forth in Section 10.23 hereof. “Bankruptcy Code” shall mean Title 11 U.S.C. § 101 et seq., and the regulations adopted and promulgated pursuant thereto (as the same may be amended from time to time). “Bankruptcy Action” shall mean the occurrence of any one or more the of the following: with respect to any Person (i) such Person files a voluntary petition under the Bankruptcy Code or any other Creditors Rights Laws; (ii) such Person joins in the filing of, an involuntary petition

4 US_Active\112883187\V-7 against such Person under the Bankruptcy Code or any other Creditors Rights Laws, or solicits or causes to be solicited petitioning creditors or colludes with petitioning creditors for any involuntary petition against such Person from any Person; (iii) such Person files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person other than Lender under the Bankruptcy Code or any other Creditors Rights Laws, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; (iv) such Person consents to or acquiesces in or joins in an application by any Person other than Lender for the appointment of a custodian, receiver, trustee, or examiner for such Person or any portion of the Property; and (v) such Person makes an assignment for the benefit of creditors (other than to Lender). “Bankruptcy Event” shall mean the occurrence of any one or more the of the following: (i) Borrower and/or Principal files a voluntary petition under the Bankruptcy Code or any other Creditors Rights Laws; (ii) any Borrower Party files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other Creditors Rights Laws, or solicits or causes to be solicited petitioning creditors or colludes with petitioning creditors for any involuntary petition against Borrower from any Person; (iii) Borrower and/or Principal files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Creditors Rights Laws, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; (iv) any Borrower Party consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Property; (v) Borrower and/or Principal makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; (vi) the substantive consolidation of any Restricted Party with any other entity in connection with any proceeding under the Bankruptcy Code or any other Creditors Rights Laws; (vii) any Restricted Party contesting or opposing any motion made by Lender to obtain relief from the automatic stay or seeking to reinstate the automatic stay in the event of any proceeding under the Bankruptcy Code or any other Creditors Rights Laws; and (viii) in the event Lender receives less than the full value of its claim in any proceeding under the Bankruptcy Code or any other Creditors Rights Laws, or any of its Affiliates receives an equity interest or other financial benefit of any kind as a result of a “new value” plan or equity contribution. “Barclays” shall have the meaning set forth in Section 9.2(b) hereof. “Barclays Group” shall have the meaning set forth in Section 9.2(b) hereof. “Basic Carrying Costs” shall mean the sum of the following costs associated with the Property for the relevant Fiscal Year or payment period: (i) Taxes and (ii) Insurance Premiums. “Borrower” shall have the meaning set forth in the introductory paragraph hereto, together with its successors and assigns. “Borrower Party” shall mean each of Borrower, Principal and Guarantor. “Borrower’s Operating Account” shall have the meaning set forth in Section 3.7(a).

5 US_Active\112883187\V-7 “Business Day” shall mean any day other than a Saturday, Sunday or a legal holiday on which national banks are not open for general business in (i) the State of New York, (ii) the state where the corporate trust office of the Trustee is located, or (iii) the state where the servicing offices of the Servicer are located. “Caliberco” shall mean Calibercos, Inc., as tenant under the Caliberco Lease with respect to the Caliberco Premises. “Caliberco Lease” shall mean that certain Lease Agreement between Borrower, as landlord, and Caliberco, as tenant, dated as of July 1, 2018, as amended by that certain First Amendment to Lease dated November 14, 2018 and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with this Agreement. “Caliberco Lease Trigger Period” shall mean the period (A) commencing upon (i) the date that is the earlier to occur of either the date that is nine (9) months prior to the expiration of the term of the Caliberco Lease, or, as applicable, the date by which notice of renewal of the term of the Caliberco Lease is required to be given pursuant to the terms thereof, if, on or before such date, Caliberco shall not have renewed the term of the Caliberco Lease for a term, and upon terms and conditions, acceptable to Lender, or (ii) the date on which Caliberco delivers to Borrower any notice of termination of the Caliberco Lease, and (B) expiring upon the date on which Lender has received evidence satisfactory to Lender that either (i) Caliberco has renewed the term of the Caliberco Lease for a term and upon terms and conditions acceptable to Lender, or (ii) a Lease with a replacement tenant and upon terms and conditions acceptable to Lender, is in full force and effect with respect to the Caliberco Premises and the tenant thereunder is in occupancy of the Caliberco Premises and is paying full unabated rent thereunder. Notwithstanding the foregoing, a Caliberco Lease Trigger Period shall not be deemed to expire in the event that another Caliberco Lease Trigger Period then exists for any other reason. “Caliberco Premises” shall mean that portion of the Property leased to Caliberco pursuant to the Caliberco Lease. “Capital Expenditures” shall mean, for any period, the amount expended for items capitalized under GAAP (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements). “Caremark” shall mean CaremarkPCS, L.L.C., as tenant under the Caremark Lease with respect to the Caremark Premises. “Caremark Lease” shall mean that certain Office Lease between Borrower, as landlord, and Caremark, as tenant, dated as of November 10, 1999, as amended by that certain First Amendment to Office Lease dated January 21, 2005, Second Amendment to Office Lease dated March 28, 2008, Third Amendment to Office Lease dated February 19, 2010, Fourth Amendment to Office Lease dated April 1, 2012, Fifth Amendment to Office Lease dated March 31, 2014, Sixth Amendment to Office Lease dated March 22, 2016, Seventh Amendment to Office Lease dated October 18, 2017, and as the same may be further amended, restated,

6 US_Active\112883187\V-7 replaced, supplemented or otherwise modified from time to time in accordance with this Agreement. “Caremark Lease Trigger Period” shall mean the period (A) commencing upon (i) the date that is the earlier to occur of either the date that is nine (9) months prior to the expiration of the term of the Caremark Lease, or, as applicable, the date by which notice of renewal of the term of the Caremark Lease is required to be given pursuant to the terms thereof, if, on or before such date, Caremark shall not have renewed the term of the Caremark Lease for a term, and upon terms and conditions, acceptable to Lender, or (ii) the date on which Caremark delivers to Borrower any notice of termination of the Caremark Lease, and (B) expiring upon the date on which Lender has received evidence satisfactory to Lender that either (i) Caremark has renewed the term of the Caremark Lease for a term and upon terms and conditions acceptable to Lender, or (ii) a Lease with a replacement tenant and upon terms and conditions acceptable to Lender, is in full force and effect with respect to the Caremark Premises and the tenant thereunder is in occupancy of the Caremark Premises and is paying full unabated rent thereunder. Notwithstanding the foregoing, a Caremark Lease Trigger Period shall not be deemed to expire in the event that another Caremark Lease Trigger Period then exists for any other reason. “Caremark Premises” shall mean that portion of the Property leased to Caremark pursuant to the Caremark Lease. “Cash” shall mean coin or currency of the United States of America or immediately available federal funds, including such fund delivered by wire transfer. “Cash Management Account” shall have the meaning set forth in Section 3.1(b) hereof. “Cash Management Agreement” shall mean that certain Cash Management Agreement, dated as of the date hereof, by and among Borrower, Lender, Cash Management Bank and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Cash Management Bank” shall mean a financial institution selected by Lender, in Lender’s sole and absolute discretion. “Casualty” shall have the meaning set forth in Section 6.2 hereof. “Casualty Consultant” shall have the meaning set forth in Section 6.4(b)(iii) hereof. “Casualty Retainage” shall have the meaning set forth in Section 6.4(b)(iv) hereof. “Closing Date” shall mean the date of the funding of the Loan. “Code” shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and all applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form. “Collateral” shall mean the Property, the Accounts, the Reserve Funds, the Guaranty, the Personal Property, the Rents, the Account Collateral and all other real or personal property of

7 US_Active\112883187\V-7 Borrower or any Guarantor that is at any time pledged, mortgaged or otherwise given as security to Lender for the payment of the Debt under the Security Instrument, this Agreement or any other Loan Document. “Condemnation” shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof. “Condemnation Proceeds” shall have the meaning set forth in Section 6.4(b) hereof. “Control” (and the correlative terms “controlled by” and “controlling”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of the business and affairs of the entity in question by reason of the ownership of beneficial interests, by contract or otherwise. “Constituent Members” shall mean the constituent equity owners of Borrower. “Creditors Rights Laws” shall mean with respect to any Person, any existing or future law of any jurisdiction, domestic or foreign, applicable to such Person and relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors. “DBRS” shall mean DBRS, Inc. “Debt” shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums (including, without limitation, the Yield Maintenance Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Security Instrument or any other Loan Document, including, without limitation, all Reserve Fund Deposits. “Debt Service” shall mean, with respect to any particular period of time, interest payments due under the Note for such period. “Debt Service Account” shall have the meaning set forth in Section 3.1(b) hereof. “Debt Service Coverage Ratio” shall mean as of the date of calculation, a ratio calculated by Lender in which: (a) the numerator is the Net Operating Income for the twelve (12) full calendar month period preceding the date of calculation as set forth in the financial statements required hereunder; and (b) the denominator is the aggregate amount of Debt Service which would be due and payable under the Note for such twelve (12) full calendar month period, provided, that, the foregoing shall be calculated by Lender (A) based upon the greater of (i) the actual amount of debt service which would be due for such period and (ii) an imputed amount of debt service

8 US_Active\112883187\V-7 which would be due for such period assuming a mortgage constant equal to the Applicable Interest Rate and an amortization period of thirty (30) years, (B) assuming that the Loan had been in place for the entirety of said period, and (C) disregarding the “interest only” period under the Loan and assuming that the constant principal and interest payments provided for hereunder were due for the entirety of said period. Lender’s calculation of the Debt Service Coverage Ratio shall be conclusive absent manifest error. “Default” shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would constitute an Event of Default. “Default Rate” shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the Maximum Legal Rate, or (b) five percent (5%) above the Applicable Interest Rate. “Defeasance Collateral” shall have the meaning set forth in Section 2.4.1(b) hereof “Defeasance Date” shall have the meaning set forth in Section 2.4.1(a)(i) hereof. “Defeasance Deposit” shall mean an amount sufficient to purchase the Defeasance Collateral necessary to meet the Scheduled Defeasance Payments. “Defeasance Event” shall have the meaning set forth in Section 2.4.1(a) hereof. “Disclosure Document” shall have the meaning set forth in Section 9.2(a) hereof. “Division” shall have the meaning set forth in Section 4.1.36 hereof. “EEA Financial Institution” shall have the meaning set forth in Section 10.23 hereof. “EEA Member Country” shall have the meaning set forth in Section 10.23 hereof. “EEA Resolution Authority” shall have the meaning set forth in Section 10.23 hereof. “Eligible Account” shall mean a separate and identifiable account from all other funds held by the holding institution that is an account or accounts maintained with a federal or state- chartered depository institution or trust company which (a) complies with the definition of Eligible Institution, (b) has a combined capital and surplus of at least $50,000,000 and (c) has corporate trust powers and is acting in its fiduciary capacity. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument. “Eligible Institution” shall mean (a) a depository institution or trust company insured by the Federal Deposit Insurance Corporation (i) the short term unsecured debt obligations or commercial paper of which are rated at least “A-1” by S&P, “P-1” by Moody’s and “F1” by Fitch (and the long term unsecured debt obligations of such depository institution are rated at least “A” by Fitch) (in the case of accounts in which funds are held for thirty (30) days or less) and (ii) the long term unsecured debt obligations of which are rated at least (i) “A” by S&P, (ii)

9 US_Active\112883187\V-7 “A” by Fitch (and the short term deposits or short term unsecured debt obligations or commercial paper of such depository institution are rated no less than “F1” by Fitch) and (iii) “A2” by Moody’s (in the case of accounts in which funds are held for more than thirty (30) days), provided, however, for purposes of the Cash Management Bank, the definition of Eligible Institution shall have the meaning set forth in the Cash Management Agreement or (b) such other depository institution otherwise approved by the Rating Agencies from time-to-time. “Embargoed Person” shall have the meaning set forth in Section 4.1.45 hereof. “Environmental Indemnity” shall mean that certain Environmental Indemnity Agreement dated as of the date hereof by Borrower and Guarantor in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Environmental Law” shall mean any present and future federal, State and local laws, statutes, ordinances, rules, regulations, standards, policies and other governmental directives or requirements, as well as common law, relating to the protection of human health or the environment, Hazardous Materials, liability for, or costs of, other actual or threatened danger to human health or the environment. The term “Environmental Law” includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any State or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term “Environmental Law” also includes, but is not limited to, any present and future federal, State and local laws, statutes ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Materials or other environmental condition of the Property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property. “Environmental Liens” shall have the meaning set forth in Section 5.1.19(a) hereof. “Environmental Report” shall have the meaning set forth in Section 4.1.40 hereof. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

10 US_Active\112883187\V-7 “EU Bail-In Legislation Schedule” shall have the meaning set forth in Section 10.23 hereof. “Event of Default” shall have the meaning set forth in Section 8.1(a) hereof. “Excess Cash Flow” shall have the meaning set forth in Section 3.7 hereof. “Excess Cash Reserve Account” shall have the meaning set forth in Section 7.8.1 hereof. “Excess Cash Reserve Fund” shall have the meaning set forth in Section 7.8.1 hereof. “Exchange Act” shall have the meaning set forth in Section 9.2(a) hereof. “Exchange Act Filing” shall have the meaning set forth in Section 9.2(a) hereof. “Executive Order” shall have the meaning set forth in the definition of Prohibited Persons. “Existing Tenant Improvement Reserve Account” shall have the meaning set forth in Section 7.5.1 hereof. “Existing Tenant Improvement Reserve Funds” shall have the meaning set forth in Section 7.5.1 hereof. “Family Member” shall mean, with respect to any Person, such Person’s spouse, the direct lineal descendants of such Person and their spouse, such Person’s siblings, the direct lineal descendants of such Person’s siblings, and any trusts for the benefit of the foregoing Persons, but excluding any Prohibited Persons. “FIRREA” shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as the same may be amended from time to time. “FIRRMA” shall mean, collectively, (i) the Defense Production Act of 1950, as amended (50 U.S.C. § 4565), all laws and regulations related thereto and all mandates, requirements, powers and similar requirements imposed or exercised thereunder (including, without limitation, the Foreign Investment Risk Review Modernization Act and any of the foregoing implemented by and/or otherwise relating to the Committee on Foreign Investment in the United States) and (ii) as the foregoing may be amended from time to time, any successor statute or statutes and all rules and regulations from time to time promulgated in connection with the foregoing. “FIRRMA Documents” means any notice, correspondence, document, agreement, declaration, or other communication relating to or arising in connection with FIRRMA; provided, however, that if the communication is oral, “FIRRMA Document” shall mean a written summary thereof prepared by Borrower. “FIRRMA Prohibited Filing Event” shall mean an event which shall be deemed to have occurred if (i) any mandatory filing or declaration relating to FIRRMA is required and/or (ii) any Governmental Authority requires (or recommends to the President of the United States)

11 US_Active\112883187\V-7 forfeiture, divestiture or abandonment of all or any portion of the Property and/or imposes any material mitigation measures on Borrower, the Constituent Members of Borrower and/or the Property, in each case, related to FIRRMA. “FIRRMA Prohibited Transfer” shall mean any Sale or Pledge of the Property or any part thereof or any legal or beneficial interest therein (including, without limitation, the Loan and/or Loan Documents) or any Sale or Pledge of an interest in any Restricted Party, in each case, which (i) triggers a mandatory filing or declaration requirement with respect to FIRRMA, (ii) makes advisable a voluntary filing or declaration with respect to FIRRMA or (iii) increases the likelihood of (A) forfeiture, divestiture or abandonment of all or any portion of the Property relating to FIRRMA or (B) any mitigation measures being imposed by any Governmental Authority on Borrower, the Constituent Members of Borrower and/or the Property, in each case, related to FIRRMA. “Fiscal Year” shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during the term of the Loan. “Fitch” shall mean Fitch Ratings, Ltd. “Flood Insurance Acts” shall have the meaning set forth in Section 6.1(a)(vii) hereof. “Flood Insurance Policy” shall have the meaning set forth in Section 6.1(a)(vii) hereof. “Full Replacement Cost” shall have the meaning set forth in Section 6.1(a)(i) hereof. “GAAP” shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report. “Governmental Authority” shall mean any court, board, agency, commission, office, central bank or other authority of any nature whatsoever for any governmental unit (federal, State, county, district, municipal, city, country or otherwise) or quasi-governmental unit whether now or hereafter in existence. “Governmental Plan” shall mean a “governmental plan” as defined in Section 3(32) of ERISA. “Gross Income from Operations” shall mean all income, computed in accordance with GAAP derived from the ownership and operation of the Property from whatever source, including, but not limited to, the Rents, utility charges, escalations, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs, but excluding (i) sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, (ii) refunds and uncollectible accounts, (iii) sales of furniture, fixtures and equipment, (iv) Insurance Proceeds (other than business interruption or other loss of income insurance), (v) Awards, (vi) interest on credit accounts, security deposits, utility and other similar deposits, (vii) interest on the Reserve Funds, (viii) any disbursements to Borrower from the Reserve Funds, and (ix) rental income attributable to any Tenant (1) in bankruptcy that has not affirmed its Lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction, (2) not paying rent under its

12 US_Active\112883187\V-7 Lease or otherwise in default under its Lease beyond any applicable notice and cure periods, (3) that has expressed its intention (directly, constructively or otherwise) to not renew, terminate, cancel and/or reject its applicable Lease, (4) whose tenancy at the Property is month-to-month, (5) under a Lease which expires within 6 months or less of the applicable date of calculation hereunder and/or (6) that is not in physical occupancy of, and operating in, the space demised under its Lease. Gross income shall not be diminished as a result of the Security Instrument or the creation of any intervening estate or interest in the Property or any part thereof. “Guarantor” shall mean James M. Pollock, and any other entity guaranteeing any payment or performance obligation of Borrower. “Guaranty” shall mean that certain Guaranty of Recourse Obligations of Borrower, dated as of the date hereof, from Guarantor to Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Hazardous Materials” shall mean but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to Mold, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purposes of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws. “ICP” shall mean Scottsdale Healthcare Hospitals, as tenant under the ICP Lease with respect to the ICP Premises. “ICP Lease” shall mean that certain Office Lease Agreement between Borrower, as landlord, and ICP, as tenant, dated as of August 21, 2013, as amended by that certain First Amendment to Office Lease Agreement dated February 24, 2016, that certain Second Amendment to Office Lease Agreement dated April 11, 2018 and that certain Third Amendment to Office Lease Agreement, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with this Agreement. “ICP Lease Trigger Period” shall mean the period (A) commencing upon (i) the date that is the earlier to occur of either the date that is nine (9) months prior to the expiration of the term of the ICP Lease, or, as applicable, the date by which notice of renewal of the term of the ICP Lease is required to be given pursuant to the terms thereof, if, on or before such date, ICP shall not have renewed the term of the ICP Lease for a term, and upon terms and conditions, acceptable to Lender, or (ii) the date on which ICP delivers to Borrower any notice of termination of the ICP Lease, and (B) expiring upon the date on which Lender has received evidence satisfactory to Lender that either (i) ICP has renewed the term of the ICP Lease for a term and upon terms and conditions acceptable to Lender, or (ii) a Lease with a replacement tenant and upon terms and conditions acceptable to Lender, is in full force and effect with respect to the ICP Premises and the tenant thereunder is in occupancy of the ICP Premises and is

13 US_Active\112883187\V-7 paying full unabated rent thereunder. Notwithstanding the foregoing, a ICP Lease Trigger Period shall not be deemed to expire in the event that another ICP Lease Trigger Period then exists for any other reason. “ICP Premises” shall mean that portion of the Property leased to ICP pursuant to the ICP Lease. “ICP Tenant Improvements” shall mean the tenant improvement work being performed in the ICP Premises, as approved by Lender in accordance with the terms and provisions of this Agreement. “ICP Tenant Improvement Reserve Funds” shall have the meaning set forth in Section 7.5.1 hereof. “Improvements” shall have the meaning set forth in Article 1 of the Security Instrument. “Indemnified Parties” shall mean Lender, any Affiliate of Lender who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan, any Person in whose name the encumbrance created by the Security Instrument is or will have been recorded, Persons who may hold or acquire or will have held a full or partial interest in the Loan, the holders of any Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, Affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business). “Indemnified Taxes” shall mean any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority. “Initial Rollover Reserve Deposit” shall have the meaning set forth in Section 7.4.1 hereof. “Insurance Premium Account” shall have the meaning set forth in Section 7.2 hereof. “Insurance Premiums” shall have the meaning set forth in Section 6.1(b) hereof. “Insurance Proceeds” shall have the meaning set forth in Section 6.4(b) hereof. “Interest Accrual Period” shall mean the period beginning on (and including) the eleventh (11th) day of each calendar month during the term of the Loan and terminating on the tenth (10th) day of the next succeeding calendar month; provided, however, that the initial Interest Accrual Period shall begin on the Closing Date and shall end on the immediately following tenth (10th) day of a calendar month.

14 US_Active\112883187\V-7 “Interest Bearing Accounts” shall mean the following Accounts (but in no instance the Lockbox Account or Cash Management Account): the Replacement Reserve Account, the Required Repair Account, and the Rollover Reserve Account. “Investor” shall have the meaning set forth in Section 5.1.10(h) hereof. “Kitchell Manager” shall mean Kitchell Management, a division of Kitchell Development Company, an Arizona corporation. “Kroll” shall mean Kroll, Inc. “Lease Termination Payments” shall mean all payments made to Borrower in connection with any termination, cancellation, surrender, sale or other disposition of any Lease. “Leases” shall have the meaning set forth in Article 1 of the Security Instrument. “Legal Requirements” shall mean all federal, State, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Property or any part thereof, or the zoning, construction, use, alteration, occupancy or operation thereof, or any part thereof, including, without limitation, the Americans with Disabilities Act of 1990, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to the Property or any part thereof, or (b) in any way limit the use and enjoyment thereof. “Lender” shall have the meaning set forth in the introductory paragraph hereto, together with its successors and assigns. “Liabilities” shall have the meaning set forth in Section 9.2(b) hereof. “Licenses” shall have the meaning set forth in Section 4.1.23 hereof. “Lien” shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, the Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic’s, materialmen’s and other similar liens and encumbrances. “LLC Agreement” shall have the meaning set forth in Section 4.1.36(cc) hereof. “Loan” shall mean the loan made by Lender to Borrower pursuant to this Agreement and the other Loan Documents as the same may be amended or split pursuant to the terms hereof.

15 US_Active\112883187\V-7 “Loan Documents” shall mean, collectively, this Agreement, the Note, the Security Instrument, the Assignment of Leases, the Environmental Indemnity, the Assignment of Management Agreement, the Guaranty, the Lockbox Agreement, the Cash Management Agreement and all other documents executed and/or delivered in connection with the Loan. “Lockbox Account” shall have the meaning set forth in Section 3.1(a) hereof. “Lockbox Agreement” shall mean that certain Deposit Account Control Agreement dated as of the date hereof, among Lender, Borrower, Manager and Lockbox Bank. “Lockbox Bank” shall mean Wells Fargo Bank, National Association, provided that it remains an Eligible Institution, and any successor Eligible Institution or other Eligible Institution selected by Borrower, subject to Lender’s prior written consent. “Losses” shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys’ fees and other costs of defense). “Management Agreement” shall mean, individually and collectively, as the context may require, that certain Limited Management Agreement dated August 11, 2006, between Borrower and Kitchell Manager, and that certain Property Management Agreement dated August 11, 2006, between Borrower and Pollock Manager, pursuant to which each such Manager is to provide certain management and other services with respect to the Property, or, if the context requires, the Replacement Management Agreement executed in accordance with the terms and provisions of this Agreement. “Manager” shall mean, individually and collectively, as the context may require, Kitchell Manager and Pollock Manager, or such other entity or entities selected as the manager of the Property in accordance with the terms of this Agreement. “Material Adverse Effect” shall mean a material adverse effect on (i) the current use or operation of the Property, (ii) the business, operations or condition (financial or legal) of Borrower or Guarantor, (iii) the security intended to be provided by the Security Instrument, (iv) the current ability of the Property to generate sufficient cash flow to service the Loan, (v) Borrower’s ability to pay its obligations when due, or (vi) Borrower’s ability to perform its obligations under the Loan Documents. “Maturity Date” shall mean November 6, 2029, or such other date on which the final payment of the principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise. “Maximum Legal Rate” shall mean the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or in the other Loan Documents, under the laws of such State or States whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

16 US_Active\112883187\V-7 “Member” shall have the meaning set forth in Section 4.1.36(cc) hereof. “Mezzanine Borrower” shall have the meaning set forth in Section 9.5 hereof. “Mezzanine Loan” shall have the meaning set forth in Section 9.5 hereof. “Mezzanine Option” shall have the meaning set forth in Section 9.5 hereof. “Mortgage Loan” shall have the meaning set forth in Section 9.5 hereof. “Minimum Disbursement Amount” shall mean Twenty-Five Thousand and No/100 ($25,000.00), or such lesser amount remaining in the applicable Reserve Account. “Mold” shall mean fungi or bacterial matter which reproduces through the release of spores or the splitting of cells, including, but not limited to, mold, mildew, and viruses, whether or not such Mold is living. “Monthly Debt Service Payment Amount” shall mean (i) with respect to each Payment Date occurring on and prior to November 6, 2022, an amount equal to interest which is scheduled to accrue on the Loan through the end of the Interest Accrual Period in which such Payment Date occurs and (ii) with respect to each Payment Date thereafter, a constant monthly payment amount of $81,653.79. “Monthly Insurance Premium Deposit” shall have the meaning set forth in Section 7.2 hereof. “Monthly Rollover Reserve Deposit” shall have the meaning set forth in Section 7.4.1 hereof. “Monthly Tax Deposit” shall have the meaning set forth in Section 7.2 hereof. “Moody’s” shall mean Moody’s Investors Service, Inc. “Morningstar” shall mean Morningstar Credit Ratings, LLC. “Net Cash Flow” for any period shall mean the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period. “Net Cash Flow After Debt Service” for any period shall mean the amount obtained by subtracting Debt Service for such period from Net Cash Flow for such period. “Net Cash Flow Schedule” shall have the meaning set forth in Section 5.1.10(b) hereof. “Net Operating Income” shall mean the amount obtained by subtracting Operating Expenses from Gross Income from Operations. “Net Proceeds” shall have the meaning set forth in Section 6.4(b) hereof.

17 US_Active\112883187\V-7 “Net Proceeds Deficiency” shall have the meaning set forth in Section 6.4(b)(vi) hereof. “Non-U.S. Entity” shall have the meaning set forth in Section 2.2.7(b) hereof. “Northsight” shall mean Northsight Management, LLC, as tenant under the Northsight Lease with respect to the Northsight Premises. “Northsight Lease” shall mean that certain Office Lease Agreement between Borrower, as landlord, and Northsight, as tenant, dated as of July 17, 2014, as amended by that certain Amendment to Office Lease dated as of November 7, 2014, Second Amendment to Office Lease dated as of March 30, 2018, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with this Agreement. “Northsight Premises” shall mean that portion of the Property leased to Northsight pursuant to the Northsight Lease. “Note” shall mean that certain Promissory Note of even date herewith in the original principal amount of SIXTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($16,500,000.00), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time. “OFAC” shall have the meaning set forth in Section 4.1.42 hereof. “Obligations” shall mean Borrower’s obligation to pay the Debt and perform its obligations under the Note, this Agreement and the other Loan Documents. “Officer’s Certificate” shall mean a certificate delivered to Lender by Borrower which is signed by a Responsible Officer of Borrower. “Open Date” shall mean the Payment Date that is three (3) months prior to the Maturity Date. “Op Ex Monthly Deposit” shall have the meaning set forth in Section 7.6 hereof. “Operating Expense Account” shall have the meaning set forth in Section 7.6 hereof. “Operating Expense Fund” shall have the meaning set forth in Section 7.6 hereof. “Operating Expenses” shall mean the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance premiums, license fees, Property taxes and assessments, advertising and marketing expenses, franchise fees, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, Debt Service, Capital Expenditures and contributions to the Reserve Funds.

18 US_Active\112883187\V-7 “Other Charges” shall mean all maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, all assessments, fees and charges due under the REA, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof. “PACE Financing” shall mean any assessment, bond, loan, financing, or other debt incurred pursuant to “property assessed clean energy,” “special energy financing district,” or similar provisions of Applicable Laws. “PACE Lien” shall mean a Lien securing PACE Financing. “Patriot Act” shall have the meaning set forth in Section 4.1.42 hereof. “Payment Date” shall mean the sixth (6th) day of each calendar month during the term of the Loan or, if such day is not a Business Day, the immediately preceding Business Day. “Permitted Defeasance Date” shall mean the date that is the earlier of (a) three (3) years from the Closing Date or (b) two (2) years from the “startup day” within the meaning of Section 860G(a)(9) of the Code of the REMIC Trust. “Permitted Encumbrances” shall mean collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy relating to the Property or any part thereof, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet delinquent (but expressly excluding any PACE Lien), and (d) such other title and survey exceptions as Lender has approved or may approve in writing in Lender’s sole discretion; provided that, none of which items (a) through (d), individually or in the aggregate, materially interferes with the value, current use or operation of the Property or the security intended to be provided by the Security Instrument or with the current ability of the Property to generate net cash flow sufficient to service the Loan or Borrower’s ability to pay and perform the Obligations under the Loan Documents when they become due. “Permitted Investments” shall mean “permitted investments” as then defined and required by the Rating Agencies. “Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, State, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing. “Personal Property” shall have the meaning set forth in Article 1 of the Security Instrument. “Physical Conditions Report” shall mean a structural engineering report prepared by a company satisfactory to Lender regarding the physical condition of the Property, satisfactory in form and substance to Lender.

19 US_Active\112883187\V-7 “Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA, subject to Title I of ERISA) whether or not subject to ERISA or a plan or other arrangement within the meaning of Section 4975 of the Code. “Plan Assets” shall mean assets of a Plan within the meaning of 29 C.F.R. Section 2510.3-101 or similar law. “Policies” shall have the meaning set forth in Section 6.1(b) hereof. “Pollock Manager” shall mean Pollock Realty Corporation. “Post Defeasance Payment Date” shall have the meaning set forth in Section 2.4.1(a)(ii) hereof. “Principal” shall have the meaning set forth in Section 4.1.36 hereof, together with its successors and assigns. “Prohibited Governmental Transactions” shall mean transactions by or with Borrower that are subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect. “Prohibited Person” shall mean any Person: (a) listed in the Annex to, or otherwise subject to the provisions of, the Executive Order Nos. 12947, 130199 and 13224 and all modifications thereto or thereof (collectively, the “Executive Order”); (b) that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed to the Annex to, or is otherwise subject to the provisions of, the Executive Order; (c) with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order; (d) who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; (e) that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov.ofac/downloads/t11sdn.pdf or at any replacement website or other replacement official publication of such list; or (f) who is an Affiliate of or affiliated with a Person listed above. “Prohibited Transaction” shall mean any transaction which could cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement, the Security Instrument or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

20 US_Active\112883187\V-7 “Property” shall mean each parcel of real property, the Improvements thereon and all Personal Property owned by Borrower and encumbered by the Security Instrument, together with all rights pertaining to the real property, Personal Property and Improvements, as more particularly described in Article 1 of the Security Instrument and referred to therein as the “Property”, and any portion of any of the foregoing. “Provided Information” shall have the meaning set forth in Section 9.1(b)(ii) hereof. “Qualified Insurer” shall have the meaning set forth in Section 6.1(b) hereof. “Qualified Manager” shall mean a Person approved by Lender in writing (which such consent may be conditioned upon Lender's receipt of confirmation from the applicable Rating Agencies that the management of the Property by such Person will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current rating of the Securities or any class thereof). “Rating Agencies” shall mean S&P, Moody’s, DBRS, Fitch, Morningstar, Kroll, and any other nationally-recognized statistical rating organization, as identified by the Securities and Exchange Commission to the extent any of the foregoing have been engaged by Lender or its designee in connection with or in anticipation of any Securitization. “REA” shall mean (a) that certain Declaration of Covenants, Conditions, Assessments, Charges, Servitudes, Liens, Reservations, and Easements for McCormick Ranch dated as of December 28, 1971, by Kaiser Aetna, a partnership, and recorded on December 29, 1971 as Book 9148, Page 706 in the Official Records of the Maricopa County Recorder (the “Official Records”), as amended and supplemented by (i) that certain Supplemental Declaration of Covenants, Conditions, Assessments, Charges, Servitudes, Liens, Reservations, and Easements for McCormick Ranch dated as of October 20, 1997, by Botaba Realty Company Ltd., a Texas limited partnership (“Botaba Realty”), and recorded on October 24, 1997 as Instrument No. 97- 0746506 in the Official Records, (ii) that certain Supplemental Declaration of Covenants, Conditions, Assessments, Charges, Servitudes, Liens, Reservations, and Easements for McCormick Ranch dated as of December 30, 2013, by Standard Pacific of Arizona, Inc., a Delaware corporation (“Standard Pacific”), and recorded on March 14, 2014 as Instrument No. 2014-0164237 in the Official Records, (iii) that certain Supplemental Declaration of Covenants, Conditions, Assessments, Charges, Servitudes, Liens, Reservations, and Easements for McCormick Ranch dated as of December 30, 2013, by Standard Pacific, and recorded on April 1, 2014 as Instrument No. 2014-0206897 in the Official Records, and (iv) that certain Certificate of Amendment to Declaration of Covenants, Conditions, Assessments, Charges, Servitudes, Liens, Reservations, and Easements for McCormick Ranch dated as of October 15, 2015, by McCormick Ranch Property Owners’ Association, and recorded on October 26, 2015 as Instrument No. 2015-0767121 in the Official Records; (b) that certain Declaration of Restrictions dated as of October 9, 1997, by Botaba Realty, and recorded on October 31, 1997 as Instrument No. 97-0766770 in the Official Records; and (c) that certain Declaration of Architectural Guidelines dated as of October 9, 1997, by Botaba Realty, and recorded on October 31, 1997 as Instrument No. 97-0766771 in the Official Records. “Registration Statement” shall have the meaning set forth in Section 9.2(b) hereof.

21 US_Active\112883187\V-7 “Release” shall mean, with respect to any Hazardous Materials, any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials. “Remediation” shall mean but shall not be limited to any response, remedial, removal, or corrective action related to any Hazardous Materials; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials; any actions to prevent, cure or mitigate any Release of any Hazardous Materials; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Materials or to anything referred to in this definition. “REMIC Trust” shall mean a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code that holds the Note. “Rents” shall have the meaning set forth in Article 1 of the Security Instrument. “Replacement Management Agreement” shall mean, collectively, (a) either (i) a management agreement with a Qualified Manager substantially in the same form and substance as the Management Agreement, or (ii) a management agreement with a Qualified Manager, which management agreement shall be acceptable to Lender in form and substance, provided, with respect to this subclause (ii), after a Securitization, Lender, at its option, may require that Borrower obtain confirmation from the applicable Rating Agencies that such management agreement will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current rating of the Securities or any class thereof; and (b) a conditional assignment of management agreement substantially in the form of the Assignment of Management Agreement (or such other form acceptable to Lender), executed and delivered to Lender by Borrower and such Qualified Manager at Borrower’s expense. “Replacement Reserve Account” shall have the meaning set forth in Section 7.3.1 hereof. “Replacement Reserve Fund” shall have the meaning set forth in Section 7.3.1 hereof. “Replacement Reserve Monthly Deposit” shall have the meaning set forth in Section 7.3.1 hereof. “Replacements” shall have the meaning set forth in Section 7.3.1 hereof. “Required Repair Account” shall have the meaning set forth in Section 7.1.1 hereof. “Required Repair Fund” shall have the meaning set forth in Section 7.1.1 hereof. “Required Repairs” shall have the meaning set forth in Section 7.1.1 hereof. “Reserve Fund Deposits” shall mean the amounts to be deposited into the Reserve Funds for any given month or at any other time as provided in this Agreement or in the other Loan Documents.

22 US_Active\112883187\V-7 “Reserve Funds” shall mean the Tax and Insurance Escrow Fund, the Replacement Reserve Fund, the Required Repair Fund, the Rollover Reserve Fund, the Existing Tenant Improvement Reserve Funds, the Excess Cash Reserve Fund, and any other escrow or reserve fund established by the Loan Documents. “Responsible Officer” shall mean with respect to a Person, the chairman of the board, president, chief operating officer, chief financial officer, treasurer, vice president-finance or such other authorized representative of such Person. “Restoration” shall mean the repair and restoration of the Property after a Casualty or Condemnation as nearly as possible to the condition the Property was in immediately prior to such Casualty or Condemnation, with such alterations as may be approved by Lender. “Restoration Threshold” shall mean an amount equal to five percent (5%) of the outstanding principal amount of the Loan. “Restricted Party” shall mean Borrower, Principal, Guarantor, and any Affiliated Manager and any shareholder, partner, member or non-member manager, and any direct or indirect legal or beneficial owner of, Borrower, Principal, Guarantor, any Affiliated Manager or any non-member manager. “Rollover Reserve Account” shall have the meaning set forth in Section 7.4.1 hereof. “Rollover Reserve Cap” shall have the meaning set forth in Section 7.4.1 hereof. “Rollover Reserve Deposit” shall have the meaning set forth in Section 7.4.1 hereof. “Rollover Reserve Fund” shall have the meaning set forth in Section 7.4.1 hereof. “S&P” shall mean Standard & Poor’s Ratings Services, Inc. “Sale or Pledge” shall mean a voluntary or involuntary sale, conveyance, transfer or pledge of a direct or indirect legal or beneficial interest. “Sanctions” shall have the meaning set forth in Section 4.1.45 hereof. “Sanctions Authority” shall have the meaning set forth in Section 4.1.45 hereof. “Sanctioned Jurisdiction” shall have the meaning set forth in Section 4.1.45 hereof. “Sanctioned Person” shall have the meaning set forth in Section 4.1.45 hereof. “Scheduled Defeasance Payments” shall have the meaning set forth in Section 2.4.1(b) hereof. “Second Level SPE” shall have the meaning set forth in Section 9.5(b) hereof. “Secondary Market Transaction” shall have the meaning set forth in Section 9.1(a) hereof.

23 US_Active\112883187\V-7 “Securities” shall have the meaning set forth in Section 9.1(a) hereof. “Securitization” shall have the meaning set forth in Section 9.1(a) hereof. “Securities Act” shall have the meaning set forth in Section 9.2(a) hereof. “Security Agreement” shall have the meaning set forth in Section 2.4.1(a)(v) hereof. “Security Deposits” shall have the meaning set forth in Section 5.1.17(e) hereof. “Security Instrument” shall mean that certain first priority Mortgage (or Deed of Trust or Deed to Secure Debt, as applicable), Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed and delivered by Borrower as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Servicer” shall have the meaning set forth in Section 9.3 hereof. “Servicing Agreement” shall have the meaning set forth in Section 9.3 hereof. “Servicing Fee” shall have the meaning set forth in Section 9.3 hereof. “Severed Loan Documents” shall have the meaning set forth in Section 8.2(c) hereof. “Special Member” shall have the meaning set forth in Section 4.1.36(cc) hereof. “State” shall mean the State or Commonwealth in which the Property or any part thereof is located. “Successor Borrower” shall have the meaning set forth in Section 2.4.2 hereof. “Survey” shall mean a survey prepared by a surveyor licensed in the State where the Property is located and satisfactory to Lender and the company or companies issuing the Title Insurance Policy, and containing a certification of such surveyor satisfactory to Lender. “Tax Account” shall have the meaning set forth in Section 7.2 hereof. “Tax and Insurance Escrow Fund” shall have the meaning set forth in Section 7.2 hereof. “Taxes” shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof. “Title Insurance Policy” shall mean an ALTA mortgagee title insurance policy in a form acceptable to Lender (or, if the Property is located in a State which does not permit the issuance of such ALTA policy, such form as shall be permitted in such State and acceptable to Lender) issued by a title insurance company satisfactory to Lender with respect to the Property and insuring the Lien of the Security Instrument subject only to Permitted Encumbrances, with endorsements thereto as to such matters as Lender may designate.

24 US_Active\112883187\V-7 “Transfer” shall have the meaning set forth in Section 5.2.10(a) hereof. “Transferee” shall have the meaning set forth in Section 5.2.11(a) hereof. “Trigger Period” shall mean a period of time (A) commencing upon the earliest of (i) the occurrence of an Event of Default, (ii) the Debt Service Coverage Ratio being less than 1.15 to 1.00, (iii) the occurrence of a Caliberco Lease Trigger Period, (iv) the occurrence of a Caremark Lease Trigger Period, and (v) the occurrence of an ICP Lease Trigger Period; and (B) expiring upon (v) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such Event of Default, (w) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the Debt Service Coverage Ratio is equal to or greater than 1.20 to 1.00 for two (2) consecutive calendar quarters, (x) with regard to any Trigger Period commenced in connection with clause (iii) above, the Caliberco Lease Trigger Period ends, (y) with regard to any Trigger Period commenced in connection with clause (iv) above, the Caremark Lease Trigger Period ends, and (z) with regard to any Trigger Period commenced in connection with clause (v) above, the ICP Lease Trigger Period ends. Notwithstanding the foregoing, a Trigger Period shall not be deemed to expire in the event that a Trigger Period then exists for any other reason. “Trustee” shall mean any trustee holding the Loan in a Securitization. “UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State in which the Property is located. “Underwriter Group” shall have the meaning set forth in Section 9.2(b) hereof. “U.S. Obligations” shall mean (i) direct non-callable obligations of the United States of America or (ii) any other Federal Agency Securities reasonably acceptable to Lender. “USPAP” shall mean the Uniform Standard of Professional Appraisal Practice. “Write-Down and Conversion Powers” shall have the meaning set forth in Section 10.23 hereof. “Yield Maintenance Premium” shall mean the amount (if any) which, when added to the remaining principal amount of the Note will be sufficient to purchase Defeasance Collateral providing the required Scheduled Defeasance Payments. Lender’s calculation of the Yield Maintenance Premium shall be conclusive absent manifest error. “Zoning Report” shall mean a zoning compliance report prepared by a company satisfactory to Lender regarding the compliance of the Property with applicable zoning regulations, satisfactory in form and substance to Lender, which report shall among other things, (a) confirm that the Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws), and (b) including a copy of a final certificate of occupancy with respect to all Improvements on the Property.

25 US_Active\112883187\V-7 Section 1.2 Principles of Construction. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word “including” shall mean “including, without limitation” unless the context shall indicate otherwise. Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. II. GENERAL TERMS Section 2.1 Loan Commitment; Disbursement to Borrower. 2.1.1 Agreement to Lend and Borrow. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date. 2.1.2 Single Disbursement to Borrower. Borrower may request and receive only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be re-borrowed. 2.1.3 The Note, Security Instrument and Loan Documents. The Loan shall be evidenced by the Note and secured by the Security Instrument, the Assignment of Leases and the other Loan Documents. 2.1.4 Use of Proceeds. Borrower shall use the proceeds of the Loan to (a) repay and discharge any existing loans relating to the Property, (b) pay all past-due Basic Carrying Costs, if any, in respect of the Property, (c) make deposits into the Reserve Funds on the Closing Date in the amounts provided herein or in the other Loan Documents, (d) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, and/or (e) fund any working capital requirements of the Property. The balance, if any, shall be distributed to Borrower. Section 2.2 Interest; Loan Payments; Late Payment Charge. 2.2.1 Payments. (a) Borrower shall make a payment to Lender of interest and, to the extent applicable, principal in the amount of the Monthly Debt Service Payment Amount on the Payment Date occurring in December, 2019 and on each Payment Date thereafter to and including the Maturity Date. Each payment shall be applied first to accrued and unpaid interest and the balance to principal. The non-interest only portion of the Monthly Debt Service Payment Amount required hereunder is based on a thirty (30) year amortization schedule. Interest on the outstanding principal amount of the Loan for the period through and including November 10, 2019 shall be paid by Borrower to Lender on the Closing Date.

26 US_Active\112883187\V-7 (b) All payments and other amounts due under the Note, this Agreement and the other Loan Documents shall be made without any setoff, defense or irrespective of, and without deduction for, counterclaims. 2.2.2 Interest Calculation. Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) the Applicable Interest Rate divided by three hundred sixty (360) by (c) the outstanding principal balance. The accrual period for calculating interest due on each Payment Date shall be the Interest Accrual Period in which the related Payment Date occurs. 2.2.3 Payment on Maturity Date. Borrower shall pay to Lender on the Maturity Date the outstanding principal balance of the Loan, all accrued and unpaid interest thereon, and all other amounts due hereunder and under the Note, the Security Instrument and the other Loan Documents, including, without limitation, all interest that would accrue on the outstanding principal balance of the Loan through and including the end of the Interest Accrual Period in which the Maturity Date occurs (even if such Interest Accrual Period extends beyond the Maturity Date). 2.2.4 Payments after Default. Upon the occurrence and during the continuance of an Event of Default, (a) interest on the outstanding principal balance of the Loan and, to the extent permitted by Applicable Law, overdue interest and other amounts due in respect of the Loan, shall accrue at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein and (b) in addition to the Monthly Debt Service Payment Amount, Lender shall be entitled to receive and Borrower shall pay to Lender on each Payment Date an amount equal to the Net Cash Flow After Debt Service for the prior month, such amount to be applied by Lender to the payment of the Debt in such order as Lender shall determine in its sole discretion, including, without limitation, alternating applications thereof between interest then due and owing and principal. Interest at the Default Rate and Net Cash Flow After Debt Service shall both be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due). To the extent permitted by Applicable Law, interest at the Default Rate, to the extent not paid, shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be secured by the Security Instrument. This paragraph shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default. The acceptance of any payment of Net Cash Flow After Debt Service shall not be deemed to cure or constitute a waiver of any Event of Default. Lender retains its rights under the Note to accelerate and to continue to demand payment of the Debt upon the happening and during the continuance of any Event of Default, despite any payment of Net Cash Flow After Debt Service. 2.2.5 Late Payment Charge. If any principal, interest or any other sums due under the Loan Documents is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by Applicable Law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment (except, with respect to payments

27 US_Active\112883187\V-7 made pursuant to Section 3.7 hereof, to the extent that (x) sums sufficient to pay such amounts have been deposited in the Cash Management Account, (y) Cash Management Bank failed to timely apply such amounts in accordance with Section 3.7 hereof and the Cash Management Agreement, and (z) Cash Management Bank’s access to such amounts had not been restricted by any act of Borrower or any Borrower Party). Any such amount shall be secured by the Security Instrument and the other Loan Documents to the extent permitted by Applicable Law. 2.2.6 Usury Savings. This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding. 2.2.7 Indemnified Taxes. (a) All payments made by Borrower hereunder shall be made free and clear of, and without reduction for or on account of, Indemnified Taxes, excluding (i) Indemnified Taxes measured by Lender’s net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which Lender is resident or organized, or any political subdivision thereof, (ii) taxes measured by Lender’s overall net income, and franchise taxes imposed on it, by the jurisdiction of Lender’s lending office or any political subdivision thereof or in which Lender is resident or engaged in business, and (iii) withholding taxes imposed by the United States of America, any state, commonwealth, protectorate territory or any political subdivision or taxing authority thereof or therein as a result of the failure of Lender which is a Non-U.S. Entity to comply with the terms of paragraph (b) below. If any non-excluded Indemnified Taxes are required to be withheld from any amounts payable to Lender hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all non- excluded Indemnified Taxes) interest or any such other amounts payable hereunder at the rate or in the amounts specified hereunder. Whenever any non-excluded Indemnified Tax is payable pursuant to Applicable Law by Borrower, Borrower shall send to Lender an original official receipt showing payment of such non excluded Indemnified Tax or other evidence of payment reasonably satisfactory to Lender. Borrower hereby indemnifies Lender for any incremental taxes, interest or penalties that may become payable by Lender which may result from any failure by Borrower to pay any such non excluded Indemnified Tax when due to the appropriate taxing authority or any failure by Borrower to remit to Lender the required receipts or other required documentary evidence.

28 US_Active\112883187\V-7 (b) In the event that Lender or any successor and/or assign of Lender is not incorporated under the laws of the United States of America or a state thereof (a “Non- U.S. Entity”) Lender agrees that, prior to the first date on which any payment is due such entity hereunder, it will deliver to Borrower two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, certifying in each case that such entity is entitled to receive payments under the Note, without deduction or withholding of any United States federal income taxes. Each entity required to deliver to Borrower a Form W-8BEN or W-8ECI pursuant to the preceding sentence further undertakes to deliver to Borrower two further copies of such forms, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires (which, in the case of the Form W-8ECI, is the last day of each U.S. taxable year of the Non-U.S. Entity) or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and such other extensions or renewals thereof as may reasonably be requested by Borrower, certifying in the case of a Form W-8BEN or W-8ECI that such entity is entitled to receive payments under the Note without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such entity from duly completing and delivering any such form with respect to it and such entity advises Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax. 2.2.8 Invalidated Payments. If any payment received by Lender is deemed by a court of competent jurisdiction to be a voidable preference or fraudulent conveyance under any Creditors Rights Laws, and is required to be returned by Lender, then the obligation to make such payment shall be reinstated, notwithstanding that the Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand. Section 2.3 Prepayments. 2.3.1 Voluntary Prepayments. Except as otherwise expressly provided herein, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Maturity Date. On the Open Date or on any Payment Date thereafter, Borrower may, at its option and upon thirty (30) days prior written notice to Lender, prepay the Loan in whole, but not in part, without payment of the Yield Maintenance Premium, provided, Borrower simultaneously pays to Lender an amount equal to the sum of (i) the Debt plus (ii) all interest that would have accrued on the amount of principal being prepaid through and including the last day of the Interest Accrual Period related to the Payment Date next occurring following the date of such prepayment, notwithstanding that such Interest Accrual Period extends beyond the date of prepayment. 2.3.2 Mandatory Prepayments. On each date on which Borrower actually receives any Net Proceeds, if and to the extent Lender is not obligated to make such Net Proceeds available to Borrower for the Restoration of the Property, Borrower shall prepay the outstanding principal balance of the Note together with all interest which would have accrued on the amount of the Loan through and including the last day of the Interest Accrual Period related

29 US_Active\112883187\V-7 to the Payment Date next occurring following the date of such prepayment (or, if such prepayment occurs on a Payment Date, through and including the last day of the Interest Accrual Period related to such Payment Date) in an amount equal to one hundred percent (100%) of such Net Proceeds. Provided that on the date of the related Casualty or Condemnation no Event of Default has occurred and is continuing, no Yield Maintenance Premium shall be due in connection with any prepayment made pursuant to this Section 2.3.2. 2.3.3 Prepayments After Default. If, following an Event of Default, Borrower tenders payment of all or any part of the Debt, or if all or any portion of the Debt is recovered by Lender after such Event of Default such tender or recovery shall be deemed a voluntary prepayment by Borrower in violation of the prohibition against prepayment set forth in Section 2.3.1 hereof and Borrower shall pay, in addition to the Debt, (i) an amount equal to the greater of (a) one percent (1%) of the outstanding principal amount of the Loan to be prepaid or satisfied, or (b) the Yield Maintenance Premium that would be required if a Defeasance Event had occurred in an amount equal to the outstanding principal amount of the Loan to be satisfied or prepaid, (ii) all interest which would have accrued at the Default Rate on the amount of the Loan through and including the last day of the Interest Accrual Period related to the Payment Date next occurring following the date of such prepayment, notwithstanding that such Interest Accrual Period extends beyond the date of prepayment and (iii) all other sums due and payable under the Loan Documents. 2.3.4 Making of Payments. Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 12:00 p.m., New York City time, on or prior to the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such scheduled due date. 2.3.5 Application of Principal Prepayments. All prepayments received pursuant to this Section 2.3 shall be applied to the payments of principal due under the Loan in the inverse order of maturity, except for prepayments received by Lender pursuant to Section 2.3.3 hereof, which prepayments may be applied by Lender in the order and manner determined by Lender in its sole and absolute discretion. Section 2.4 Defeasance. 2.4.1 Voluntary Defeasance. (a) Provided no Event of Default shall then exist, Borrower shall have the right on any Payment Date after the Permitted Defeasance Date to voluntarily defease all, but not part, of the Loan by and upon satisfaction of the following conditions (such event being a “Defeasance Event”): (i) Borrower shall provide not less than thirty (30) days prior written notice to Lender (which notice shall be revocable by Borrower on at least two (2) Business Days’ prior written notice to Lender, provided that Borrower

30 US_Active\112883187\V-7 pays all of Lender’s actual costs and expenses incurred as a result of such revocation) specifying the date (the “Defeasance Date”) on which the Defeasance Event will occur and the principal amount of the Loan to be defeased; (ii) Borrower shall pay to Lender the Monthly Debt Service Payment Amount due on the Payment Date next following the Defeasance Date (the “Post Defeasance Payment Date”); (iii) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due under the Note, this Agreement, the Security Instrument, and the other Loan Documents; (iv) Borrower shall deliver to Lender the Defeasance Deposit applicable to the Defeasance Event; (v) Borrower shall execute and deliver a security agreement, in a form and substance that would be reasonably satisfactory to a prudent institutional lender, creating a first priority lien on the Defeasance Deposit and the Defeasance Collateral purchased with the Defeasance Deposit in accordance with the provisions of this Section 2.4 (the “Security Agreement”); (vi) Borrower shall deliver an opinion of counsel for Borrower in a form and substance that would be reasonably satisfactory to a prudent institutional lender stating, among other things, that Borrower has legally and validly transferred and assigned the Defeasance Collateral and all obligations, rights and duties under and to the Note to the Successor Borrower, that Lender has a perfected first priority security interest in the Defeasance Deposit and the Defeasance Collateral delivered by Borrower and that any REMIC Trust formed pursuant to a Securitization will not fail to maintain its status as a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code as a result of such Defeasance Event; (vii) Borrower shall deliver confirmation in writing from the applicable Rating Agencies to the effect that such defeasance and release will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Defeasance Event for the Securities. If required by the applicable Rating Agencies, Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies; (viii) Borrower shall deliver an Officer’s Certificate certifying that the requirements set forth in this Section 2.4.1(a) have been satisfied; (ix) Borrower shall deliver a certificate of an Approved Accountant certifying that the Defeasance Collateral purchased with the Defeasance Deposit generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

31 US_Active\112883187\V-7 (x) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request; and (xi) Borrower shall pay all costs and expenses of Lender incurred in connection with the Defeasance Event, including, without limitation, (A) any costs and expenses associated with the release of the Lien of the Security Instrument as provided in Section 2.5 hereof, (B) Lender’s reasonable attorneys’ fees and expenses, (C) the costs and expenses of the Rating Agencies, (D) any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note, or otherwise required to accomplish the defeasance and (E) the costs and expenses incurred by Lender, Servicer and any trustee, including attorneys’ fees. (b) In connection with a Defeasance Event, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations (the “Defeasance Collateral”), which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Post Defeasance Payment Date and up to and including the Open Date (assuming the Note is prepaid in full as of such Open Date and including the outstanding principal balance and accrued interest on the Loan as of such Open Date plus all interest that would accrue on the outstanding principal balance of the Loan through and including the end of the Interest Accrual Period in which the Open Date occurs (even if such Interest Accrual Period extends beyond the Open Date), and all payments required after the Defeasance Date, if any, under the Loan Documents (the “Scheduled Defeasance Payments”). Each of the U.S. Obligations that are part of the Defeasance Collateral shall be duly indorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance that would be satisfactory to a prudent institutional lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or by the issuer thereof, as the case may be, to effectuate book entry transfers and pledges through the book entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Collateral a first priority security interest therein in favor of Lender in conformity with all applicable state and federal laws governing the granting of such security interests. Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the Defeasance Collateral may be made directly to the Cash Management Account (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower under the Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the Defeasance Collateral required by this Section 2.4 and satisfy Borrower’s other obligations under this Section 2.4 and Section 2.5 hereof shall be remitted to Borrower. 2.4.2 Successor Borrower. In connection with any Defeasance Event, Borrower shall establish or designate a successor entity reasonably approved by Lender (the “Successor Borrower”) which shall be a single purpose bankruptcy remote entity (meeting the requirements of Section 4.1.36 below, as applicable), and Borrower shall transfer and assign all obligations, rights and duties under and to the Note together with the pledged Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Note and the Security Agreement and Borrower shall be relieved of its obligations under such documents and the other Loan Documents, except with respect to those obligations which are expressly

32 US_Active\112883187\V-7 stated to survive. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note in accordance with this Section 2.4.2, but Borrower shall pay all costs and expenses incurred by Lender, including Lender’s attorneys’ fees and expenses, incurred in connection therewith. Section 2.5 Release of Property. Except as set forth in Section 2.4 hereof and this Section 2.5, no repayment, prepayment or defeasance of all or any portion of the Loan shall cause, give rise to a right to require, or otherwise result in, the release of any Lien of the Security Instrument on the Property. 2.5.1 Release on Defeasance. (a) After the Permitted Defeasance Date, if Borrower has elected to defease the Loan and all the applicable requirements of Section 2.4 hereof and this Section 2.5 have been satisfied, the Property shall be released from the Lien of the Security Instrument, and the U.S. Obligations pledged pursuant to the Security Agreement shall be the sole source of collateral securing the Note. (b) In connection with the release of the Security Instrument, Borrower shall submit to Lender, not less than thirty (30) days prior to the Defeasance Date, a release of Lien (and Loan Documents) for the Property for execution by Lender. Such release shall be in a form appropriate in the jurisdiction in which the Property is located and that would be satisfactory to a prudent institutional lender and shall contain standard provisions, if any, protecting the rights of the releasing lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer’s Certificate certifying that such documentation (i) is in compliance with all applicable Legal Requirements, and (ii) will, following execution by Lender and recordation thereof, effect such release in accordance with the terms of this Agreement 2.5.2 Release on Payment in Full. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of all principal and interest due on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Agreement, release the Lien of the Security Instrument on the Property and remit any remaining Reserve Funds to or at the direction of Borrower. III. CASH MANAGEMENT Section 3.1 Establishment of Accounts. (a) Borrower shall, simultaneously herewith establish, and hereby covenants to maintain, an account (the “Lockbox Account”) with Lockbox Bank acceptable to Lender in the name of Borrower for the sole and exclusive benefit of Lender into which Borrower shall deposit, or cause to be deposited, all Gross Income from Operations, all forfeited Security Deposits and all other revenue of any kind from the Property received by Borrower or Manager.

33 US_Active\112883187\V-7 (b) Upon the first occurrence of a Trigger Period, Lender, on Borrower’s behalf, shall, establish an account with the Cash Management Bank (the “Cash Management Account”) in the name of Borrower for the sole and exclusive benefit of Lender, into which Borrower shall deposit or cause to be deposited all sums on deposit in the Lockbox Account, subject to and in accordance with Sections 3.2 and 3.7 hereof. Upon the first occurrence of a Trigger Period, Lender, on Borrower’s behalf, shall also establish with Lender or Servicer an Eligible Account into which Borrower shall deposit, or cause to be deposited the amounts required for the payment of Debt Service under the Loan (the “Debt Service Account”). Section 3.2 Deposits into Lockbox Account. Borrower represents, warrants and covenants that (i) Borrower shall, or shall cause Manager to, immediately deposit all Gross Income from Operations, all forfeited Security Deposits and all other revenue of any kind from the Property received by Borrower or Manager into the Lockbox Account no later than one (1) Business Day after receipt; provided, however, that all Lease Termination Payments shall be deposited directly into the Rollover Reserve Account; (ii) Borrower shall send a notice, substantially in the form of Exhibit A, to all tenants now or hereafter occupying space at the Property directing them to pay all Rents (including, without limitation, all Lease Termination Payments) and all other sums due under the Lease to which they are a party directly into the Lockbox Account; (iii) other than the Accounts and Borrower’s Operating Account, there shall be no other accounts maintained by Borrower or any other Person into which revenues from the ownership and operation of the Property are deposited; and (iv) neither Borrower nor any other Person shall open any other such account with respect to the deposit of income in connection with the Property other than Borrower’s Operating Account. Until deposited into the Lockbox Account, any Gross Income from Operations, forfeited Security Deposits and other revenue of any kind from the Property received by Borrower or Manager shall be deemed to be Collateral and shall be held in trust by it for the benefit, and as the property, of Lender and shall not be commingled with any other funds or Property of Borrower or Manager. Borrower warrants and covenants that it shall not rescind, withdraw or change any notices or instructions required to be sent by it pursuant to this Section 3.2 without Lender’s prior written consent. Section 3.3 Account Name. (a) The Accounts shall each be in the name of Borrower for the benefit of Lender, provided that Borrower shall be the owner of all funds on deposit in the Accounts for federal and applicable state and local tax purposes. (b) In the event Lender enters into a Secondary Market Transaction, the title of each Account shall, at Lender’s request, be modified to change the name of the applicable Account to reflect the name of the transferee or assignee of the Loan or at the option of Lender, the title of each Account shall, at Lender’s request, be modified to change the name of the applicable Account to substitute the name of the Servicer as agent for Lender in place and stead of Lender. Borrower shall cooperate with Lender in changing the name of the applicable Account as set forth in this Section 3.3(b). Section 3.4 Eligible Accounts. Borrower shall maintain each Account as an Eligible Account. In the event that Lender or Servicer no longer satisfies the criteria for an Eligible Institution, Borrower shall cooperate with Lender in transferring the applicable

34 US_Active\112883187\V-7 Accounts to an institution that satisfies such criteria. Borrower hereby grants Lender power of attorney (irrevocable for so long as the Loan is outstanding) with respect to any such transfers and the establishment of accounts with a successor institution. Section 3.5 Permitted Investments. Interest accrued on any Account other than an Interest Bearing Account shall not be required to be remitted either to Borrower or to any Account and may instead be retained by Lender. Sums on deposit in the Interest Bearing Accounts shall, upon Borrower’s written request, be invested in Permitted Investments selected by Lender or Servicer provided (i) such investments are then regularly offered by Lender (or Servicer on behalf of Lender) for accounts of this size, category and type (Borrower acknowledges that the Servicer or Lender may only offer as an investment opportunity the right to place funds on deposit in the applicable Accounts in an interest bearing account (bearing interest at the money market rate)), (ii) such investments are permitted by applicable federal, State and local rules, regulations and laws, (iii) the maturity date of the Permitted Investment is not later than the date on which sums in the Interest Bearing Accounts are required to be disbursed pursuant to the terms hereof, and (iv) no Event of Default shall have occurred and be continuing. All income earned from the aforementioned Permitted Investments shall be property of Borrower and Borrower hereby irrevocably authorizes and directs Lender (or Servicer on behalf of Lender) to hold any income earned from the aforementioned Permitted Investments as part of the applicable Interest Bearing Account. All such interest that so becomes part of the applicable Interest Bearing Account shall be disbursed in accordance with the disbursement procedures contained herein applicable to such Account; provided, however, that Lender may, at its election, retain any such interest for its own account during the occurrence and continuance of an Event of Default. Borrower shall be responsible for payment of any federal, State or local income or other tax applicable to income earned from Permitted Investments. No other investments of the sums on deposit in the Interest Bearing Accounts shall be permitted. Lender shall not be liable for any loss sustained on the investment of any funds in the Interest Bearing Accounts. Section 3.6 The Initial Deposits. Lender shall determine, in its reasonable discretion, the initial deposit amounts (the “Initial Deposits”) required to be deposited in each of Accounts and Borrower shall deposit the respective Initial Deposits (or hereby authorizes Lender to fund the Initial Deposits from the proceeds of the Loan) into each Account on the Closing Date. Section 3.7 Transfers To and Disbursements from the Cash Management Account. (a) The Lockbox Agreement shall provide that, among other things, Borrower, or Lender on behalf of Borrower, shall direct the Lockbox Bank to transfer, on each Business Day, all funds on deposit in the Lockbox Account to (i) during any time other than during a Trigger Period, such account as shall be specified by Borrower in writing to Lender and Lockbox Bank (the “Borrower’s Operating Account”) and (ii) during the continuance of a Trigger Period, the Cash Management Account. (b) During the continuance of a Trigger Period (other than an Event of Default), Lender shall direct Cash Management Bank to withdraw all funds on deposit in the

35 US_Active\112883187\V-7 Cash Management Account on the date immediately preceding each Payment Date (and if such day is not a Business Day then the immediately preceding Business Day), and shall disburse such funds (to the extent of such funds) in the following order of priority: (i) First, funds sufficient to pay the Monthly Tax Deposit shall be deposited in the Tax Account; (ii) Second, funds sufficient to pay the Monthly Insurance Premium Deposit shall be deposited in the Insurance Premium Account; (iii) Third, funds sufficient to pay the Monthly Debt Service Payment Amount shall be deposited into the Debt Service Account; (iv) Fourth, funds sufficient to pay the Replacement Reserve Monthly Deposit shall be deposited in the Replacement Reserve Account; (v) Fifth, funds sufficient to pay the Rollover Reserve Deposit shall be deposited in the Rollover Reserve Account; (vi) Sixth, during the continuance of a Trigger Period, funds sufficient to pay the Op Ex Monthly Deposit shall be deposited in the Operating Expense Account; (vii) Seventh, funds sufficient to pay any interest accruing at the Default Rate, late payment charges, if any, and any unpaid reimbursable costs and expenses incurred by Lender on Borrower’s behalf or in connection with the enforcement of Lender’s rights and remedies under the Loan Documents, at law or in equity, if any, shall be deposited in the Debt Service Account; (viii) Eighth, to the payment of Cash Management Bank for fees and expenses incurred in connection with this Agreement and the accounts established hereunder; (ix) Ninth, to the payment of the Servicing Fee (if such Servicing Fee is due); and (x) Tenth, all amounts remaining in the Cash Management Account after deposits pursuant to clauses (i) through (ix) above for the current month and all prior months (the “Excess Cash Flow”) shall be disbursed either (a) during the continuance of a Trigger Period, to the Excess Cash Reserve Account or (b) if no Trigger Period is then continuing, to Borrower’s Operating Account. Section 3.8 Withdrawals From Accounts. 3.8.1 Withdrawals from the Tax Account and the Insurance Premium Account. Lender shall have the right to withdraw funds on deposit in the Tax Account and Lender shall use such funds to pay all real estate property taxes. Lender shall have the right to withdraw funds on deposit in the Insurance Premium Account to pay Insurance Premiums. The Cash

36 US_Active\112883187\V-7 Management Bank shall disburse funds on deposit in the Tax Account and the Insurance Premium Account in accordance with Lender’s written request therefor on the Business Day following the Cash Management Bank’s receipt of such written request. 3.8.2 Withdrawals from the Required Repair Account. Lender shall disburse funds on deposit in the Required Repair Account in accordance with the provisions of Section 7.1.2 hereof. 3.8.3 Withdrawals from the Replacement Reserve Account. Lender shall disburse funds on deposit in the Replacement Reserve Account in accordance with the provisions of Section 7.3.2 hereof. 3.8.4 Withdrawals from the Debt Service Account. Lender shall have the right to withdraw funds on deposit in the Debt Service Account to pay the Monthly Debt Service Payment Amount on or after the date when due, together with any late payment charges or interest accruing at the Default Rate and unpaid reimbursable costs and expenses incurred by Lender on Borrower’s behalf or in the enforcement of Lender’s rights or remedies under any of the Loan Documents, at law or in equity. 3.8.5 Intentionally Omitted. 3.8.6 Withdrawals from the Operating Expense Account. Lender shall have the right to withdraw funds from the Operating Expense Account in accordance with Section 7.6 hereof. 3.8.7 Withdrawals from the Existing Tenant Improvement Reserve Account. Lender shall disburse funds on deposit in the Existing Tenant Improvement Reserve Account in accordance with the provisions of Section 7.5 hereof. 3.8.8 Withdrawals from the Excess Cash Reserve Account. Lender shall have the right to withdraw funds from the Excess Cash Reserve Account in accordance with Section 7.8 hereof. Section 3.9 Sole Dominion and Control. Borrower acknowledges and agrees that the Accounts are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, including Lockbox Bank and Cash Management Bank, subject to the terms hereof; and Borrower shall have no right of withdrawal with respect to any Account except with the prior written consent of Lender. Section 3.10 Security Interest. Borrower hereby grants to Lender a first priority security interest in each of the Accounts and the Account Collateral as additional security for the Debt. Section 3.11 Rights on Default. Notwithstanding anything to the contrary in this Article 3, upon the occurrence and during the continuance of an Event of Default, Lender may notify Lockbox Bank and Cash Management Bank in writing of such Event of Default and, without notice from Lockbox Bank, Cash Management Bank or Lender, (a) Borrower shall have no rights in respect of (including, without limitation, the right to instruct Lockbox Bank or Cash

37 US_Active\112883187\V-7 Management Bank to transfer from) the Accounts, (b) Lender may direct Cash Management Bank to liquidate and transfer any amounts then invested in Permitted Investments to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or pursuant to the other Loan Documents or to enable Cash Management Bank, as agent for Lender, or Lender to exercise and enforce Lender’s rights and remedies hereunder or under any other Loan Document with respect to any Account or any Account Collateral, and (c) Lender shall have all rights and remedies with respect to the Accounts and the amounts on deposit therein and the Account Collateral as described in this Agreement and in the Security Instrument, in addition to all of the rights and remedies available to a secured party under the UCC, and, notwithstanding anything to the contrary contained in this Agreement or in the Security Instrument, Lender may apply the amounts of such Accounts as Lender determines in its sole discretion including, but not limited to, payment of the Debt. Section 3.12 Financing Statement; Further Assurances. Borrower hereby authorizes Lender to file a financing statement or statements under the UCC in connection with any of the Accounts and the Account Collateral with respect thereto in the form required to properly perfect Lender’s first priority security interest therein. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Cash Management Bank or Lender to exercise and enforce its rights and remedies hereunder with respect to any Account or Account Collateral. Section 3.13 Borrower’s Obligation Not Affected. The insufficiency of funds on deposit in the Accounts shall not absolve Borrower of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever. Section 3.14 Payments Received Under this Agreement. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower’s obligations with respect to the monthly payment of Debt Service and amounts due for the Tax and Insurance Escrow Fund, Replacement Escrow Fund, Required Repair Fund, Rollover Reserve Fund, Existing Tenant Improvement Reserve Funds, Operating Expense Fund, and any other payment reserves established pursuant to this Agreement or any other Loan Document (provided Lender is not prohibited from withdrawing or applying any funds in the Accounts by Applicable Law or otherwise) shall be deemed satisfied to the extent sufficient amounts are deposited in the Cash Management Account established pursuant to this Agreement to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender.

38 US_Active\112883187\V-7 IV. REPRESENTATIONS AND WARRANTIES Section 4.1 Borrower Representations. Borrower represents and warrants to Lender as of the Closing Date that: 4.1.1 Organization. Borrower is duly organized and is validly existing and in good standing in the jurisdiction in which it is organized, with requisite power and authority to own the Property and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with the Property, its businesses and operations. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own the Property and to transact the businesses in which it is now engaged. Attached hereto as Schedule II is true, correct and complete organizational chart of Borrower which identifies all direct and indirect beneficial owners of Borrower. 4.1.2 Proceedings. Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and the other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except that certain provisions in such Loan Documents may be further limited or rendered unenforceable by Applicable Law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Loan Documents invalid as a whole or materially interfere with Lender’s realization of the principal benefits and/or security provided thereby. 4.1.3 No Conflicts. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the Property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, organizational document, management agreement, or other agreement or instrument to which Borrower is a party or by which any of Borrower’s property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or Governmental Authority having jurisdiction over Borrower or the Property or any of Borrower’s other assets, or any license or other approval required to operate the Property, and any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents have been obtained and is in full force and effect. 4.1.4 Litigation. There are no actions, suits or proceedings at law or in equity, arbitrations or governmental investigations by or before any Governmental Authority or other agency now pending, filed or threatened against or affecting Borrower, Guarantor, or the Property, which actions, suits or proceedings, arbitrations or governmental investigations, if

39 US_Active\112883187\V-7 determined against Borrower, Guarantor, or the Property, would reasonably be expected to materially and adversely affect (a) title to the Property, (b) the validity or enforceability of the Security Instrument, (c) Borrower’s ability to perform under the Loan Documents, (d) Guarantor’s ability to perform under the Loan Documents to which it is a party, (e) the use, operation or value of the Property, (f) the principal benefit of the security intended to be provided by the Loan Documents, or (g) the current ability of the Property to generate net cash flow sufficient to service the Loan. 4.1.5 Agreements. Borrower is not a party to any agreement or instrument or subject to any restriction which might materially and adversely affect Borrower or the Property, or Borrower’s business, property or assets, operations or condition, financial or otherwise. Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or the Property is bound. Borrower has no financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower or the Property is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property and (b) obligations under the Loan Documents. 4.1.6 Title. Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of the Property, free and clear of all Liens whatsoever except the Permitted Encumbrances. The Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a legal, valid and enforceable perfected first priority lien on the Property, subject only to the Permitted Encumbrances and (b) perfected first priority security interests in and to, and perfected collateral assignments of, all personalty (including Leases), all in accordance with the terms thereof, in each case subject only to any Permitted Encumbrances. There are no mechanics’ liens, materialmen’s liens or other encumbrances affecting the Property, and no rights exist which under law could give rise to any such claims for payment of work, labor or materials which are or may become a lien prior to, or of equal priority with, the Lien created by the Loan Documents. The Assignment of Leases is freely assignable without the consent of Borrower and, when properly recorded in the appropriate records, will create a perfected first priority security interest in and to, and perfected collateral assignment of, all Leases and Rents, all in accordance with the terms thereof, in each case subject only to any Permitted Encumbrances. The address of the Property is 8901 East Mountain View Road, Scottsdale, Arizona 85258. 4.1.7 Permitted Encumbrances. To Borrower’s knowledge, none of the Permitted Encumbrances, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by this Agreement, the Security Instrument, the Note and the other Loan Documents, materially and adversely affects the value or marketability of the Property, impairs the use or the operation of the Property or impairs Borrower’s ability to pay the Obligations as and when required under the Loan Documents. 4.1.8 Solvency. Borrower (a) has not entered into the transaction or executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) has received reasonably equivalent value in exchange for its

40 US_Active\112883187\V-7 obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of Borrower’s assets exceeds and will, immediately following the making of the Loan, exceed Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. Borrower’s assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). No petition under the Bankruptcy Code or similar state bankruptcy or insolvency law has been filed against any Borrower Party in the last seven (7) years, and no Borrower Party in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. No Borrower Party is contemplating either the filing of a petition by it under the Bankruptcy Code or similar state bankruptcy or insolvency law or the liquidation of all or a major portion of Borrower’s assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or any other Borrower Party. 4.1.9 Full and Accurate Disclosure. No statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which materially and adversely affects, or might materially and adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower. 4.1.10 No Plan Assets. (a) (i) Borrower is not a Plan, (ii) none of the assets of Borrower constitutes or will constitute Plan Assets and (iii) Borrower is not engaging in any Prohibited Transaction. (b) (i) Borrower is not a Governmental Plan and (ii) no transactions by or with Borrower are Prohibited Governmental Transactions. (c) Each of Borrower, the Constituent Members of Borrower, the Property and acquisition thereof have complied with and are in compliance with FIRRMA. Borrower has provided Lender with copies of any and all FIRRMA Documents it has received. No non-U.S. government (including any state owned enterprises or sovereign wealth funds) owns any equity interests (direct or indirect) in Borrower. Borrower has not made any voluntary filings relating to FIRRMA and Borrower is not required to make any mandatory filings relating to FIRRMA. 4.1.11 Compliance. Borrower and the Property and the occupancy, use and operation thereof comply with all applicable Legal Requirements, including, without limitation, all Environmental Laws, building and zoning ordinances and codes and all covenants and restrictions. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority. There has not been committed by Borrower or any other Person in occupancy of or involved with the operation or use of the Property any act or

41 US_Active\112883187\V-7 omission affording the federal government or any other Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents. 4.1.12 Financial Information. All financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of Borrower, Guarantor, and the Property (i) are true, complete and correct, (ii) accurately represent the financial condition of Borrower, Guarantor, and the Property, as applicable, as of the date of such reports, and (iii) have been prepared in accordance with GAAP (or such other method of accounting reasonably acceptable to Lender) throughout the periods covered, except as disclosed therein. Except for Permitted Encumbrances and as otherwise disclosed to Lender in writing, Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Property or the operation thereof as an office building except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower, Guarantor from that set forth in said financial statements. 4.1.13 Condemnation. No Condemnation or other similar proceeding has been commenced or, to the best of Borrower’s knowledge, is threatened or contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property. 4.1.14 Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents. 4.1.15 Utilities and Public Access. The Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, and (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Property. All public utilities necessary or convenient to the full use and enjoyment of the Property are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other property) or in recorded easements serving the Property and such easements are set forth in and insured by the Title Insurance Policy. All roads necessary for the use of the Property for its current purposes have been completed, are physically open and are dedicated to public use and have been accepted by all Governmental Authorities. 4.1.16 Not a Foreign Person. Borrower is not a “foreign person” within the meaning of §1445(f)(3) of the Code.

42 US_Active\112883187\V-7 4.1.17 Separate Lots. The Property is comprised of one (1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of the Property. 4.1.18 Assessments. There are no taxes, pending or proposed special or other governmental assessments for public improvements, PACE Liens or other outstanding governmental charges (including, without limitation, water and sewage charges) otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments. 4.1.19 Enforceability. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto including, without limitation, any offset, defense, counterclaim or right based on fraud by Lender in connection with the origination of the Loan. 4.1.20 No Prior Assignment. There are no prior assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding. 4.1.21 Insurance. Borrower has obtained and has delivered to Lender certified copies of all Policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such Policy. 4.1.22 Use of Property. The Property is used exclusively for office purposes and other appurtenant and related uses. 4.1.23 Certificate of Occupancy; Licenses. All certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Property by Borrower as an office building (collectively, the “Licenses”), have been obtained and are in full force and effect and are not subject to revocation, suspension or forfeiture. Borrower shall keep and maintain all Licenses necessary for the operation of the Property as an office building. The use being made of the Property is in conformity with the certificate of occupancy issued for the Property. 4.1.24 Flood Zone. None of the Improvements on the Property are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards and, if so located, the flood insurance required pursuant to Section 6.1(a)(vii) is in full force and effect. 4.1.25 Physical Condition. The Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good repair and condition, there exists no structural or other material defects or damages in the Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof,

43 US_Active\112883187\V-7 which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. The Property is free from damage covered by fire or other casualty. All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Legal Requirements. 4.1.26 Boundaries. All of the Improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining property encroach upon the Property, and no easements or other encumbrances upon the Property encroach upon any of the Improvements. 4.1.27 Leases. (a) The Property is not subject to any Leases other than the Leases described on the Rent Roll attached as Schedule I hereto. Borrower is the owner and lessor of landlord’s interest in the Leases. No Person has any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of the Leases. The current Leases are in full force and effect and, there are no defaults by Borrower or any tenant under any Lease, and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults under any Lease. No Rent has been paid more than one (1) month in advance of its due date. There are no offsets or defenses to the payment of any portion of the Rents. All work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any tenant has already been received by such tenant. There has been no prior sale, transfer or assignment, hypothecation or pledge of any Lease or of the Rents received therein which is still in effect. Except as described on Schedule I, no tenant under any Lease has sublet all or any portion of the premises demised thereby, no such tenant holds its leased premises under sublease, nor does anyone except such tenant and its employees occupy such leased premises. No tenant under any Lease has a right or option pursuant to such Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part. No tenant under any Lease has any right or option for additional space in the Improvements. No Hazardous Materials have been disposed, stored or treated by any tenant under any Lease on or about the leased premises nor does Borrower have any knowledge of any tenant’s intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any Hazardous Materials, except those that are both (i) in compliance with current Environmental Laws and with permits issued pursuant thereto (if such permits are required), and (ii) either (A) in amounts not in excess of that necessary to operate, clean, repair and maintain the Property or each tenant’s respective business at the Property as set forth in their respective Leases, (B) held by a tenant for sale to the public in its ordinary course of business, or (C) fully disclosed to and approved by Lender in writing pursuant to the Environmental Report. 4.1.28 Title and Survey. (a) The Title Insurance Policy and Borrower’s title insurance policy are each in full force and effect, all premiums thereon have been paid and no claims have been

44 US_Active\112883187\V-7 made thereunder and no claims have been paid thereunder. Neither Borrower, nor to Borrower’s knowledge, any other Person, has done, by act or omission, anything that would materially impair the coverage under the Title Insurance Policy. The Title Insurance Policy contains no exclusion for, or affirmatively insures (except if the Property is located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the area shown on the Survey is the same as the property legally described in the Security Instrument and (b) to the extent that the Property consists of two or more adjoining parcels, such parcels are contiguous. (b) The Survey for the Property delivered to Lender in connection with this Agreement does not fail to reflect any material matter affecting the Property or the title thereto. 4.1.29 Loan to Value. The maximum principal amount of the Loan does not exceed one hundred twenty-five percent (125%) of the aggregate fair market value of the Property. 4.1.30 Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Property to Borrower have been paid or will be paid at or prior to the filing or recordation of the Security Instrument or any other Loan Document. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Security Instrument, have been paid or will be paid at or prior to the filing or recordation of the Security Instrument or any other Loan Document. 4.1.31 Management Agreement. The Management Agreement is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder. 4.1.32 Illegal Activity. No portion of the Property has been or will be purchased with proceeds of any illegal activity and to the best of Borrower’s knowledge, there are no illegal activities or activities relating to any controlled substances at the Property. 4.1.33 No Change in Facts or Circumstances; Disclosure. All information submitted by Borrower to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect the use, operation or value of the Property or the business operations or the financial condition of Borrower. Borrower has disclosed to Lender all material facts and has not failed to disclose any

45 US_Active\112883187\V-7 material fact that could cause any Provided Information or information described in this Section 4.1.33 or any representation or warranty made herein to be materially misleading. 4.1.34 Investment Company Act. Borrower is not (a) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (b) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or State law or regulation which purports to restrict or regulate its ability to borrow money. 4.1.35 Principal Place of Business; State of Organization. Borrower’s principal place of business as of the date hereof is the address set forth in the introductory paragraph of this Agreement. Borrower is organized under the laws of the State of Delaware and its organizational identification number is 6131759. 4.1.36 Single Purpose Entity. Borrower covenants and agrees that it has not since the date of its formation, and shall not (and its organizational documents shall provide that Borrower has not since the date of its formation, and shall not), and its general partner(s), if Borrower is a partnership, or its managing member(s), if Borrower is a limited liability company with multiple members (in each case, such general partner(s) or managing member(s), “Principal”) (provided, however, Lender acknowledges and agrees that as of the Closing Date Borrower is not a partnership or a limited liability company with multiple members and therefore Borrower’s structure does not require such Principal) has not since the date of its formation and shall not (and the organizational documents of Principal shall provide that it has not since the date of its formation and shall not) until the earliest to occur of (i) the indefeasible payment in full of the Debt, and (ii) the assumption of the Loan by a Transferee pursuant to Section 5.2.11 hereof (provided that the immediately preceding clause (ii) shall not relieve such Transferee from complying with this Section 4.1.36 from and after the time of such assumption of the Loan): (a) with respect to Borrower, engage in any business or activity other than the acquisition, development, ownership, operation, leasing, managing and maintenance of the Property, and entering into the Loan, and activities incidental thereto and with respect to Principal, if any, engage in any business or activity other than the ownership of its equity interest in Borrower, and activities incidental thereto; (b) with respect to Borrower, acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property, as the case may be and with respect to Principal, acquire or own any material asset other than its equity interest in Borrower; (c) merge into or consolidate with any Person, divide or otherwise engage in or permit any Division or have the power to engage in or permit any Division or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure. As used herein, the term “Division” shall mean, as to any Person, such Person dividing and/or otherwise engaging in and/or

46 US_Active\112883187\V-7 becoming subject to, in each case, any division (whether pursuant to plan of division or otherwise), including, without limitation and to the extent applicable, pursuant to §18-217 of the Limited Liability Company Act of the State of Delaware; (d) (i) fail to observe its organizational formalities or preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, and qualification to do business in the State where the Property is located, if applicable, or (ii) without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower’s organizational documents, as the case may be, or of Principal’s organizational documents, as the case may be, whichever is applicable; (e) other than Principal’s equity ownership interest in Borrower, own any subsidiary or make any investment in, any Person without the prior written consent of Lender; (f) commingle its assets with the assets of any of its members, general partners, Affiliates, principals or of any other Person, participate in a cash management system with any other Person or fail to use its own separate stationery, telephone number, invoices and checks, except that in no event shall the foregoing be deemed to be violated by (x) any notices or invoices sent or prepared by Affiliated Manager or a manager or any business services manager (on its behalf and as its agent) or (y) any such stationery, invoices or checks delivered solely to Lender by it which reference Borrower or any derivation of the Borrower’s name; (g) with respect to Borrower, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except for trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt (i) is not evidenced by a note, (ii) is paid within ninety (90) days of the date incurred, (iii) does not exceed, in the aggregate, two percent (2%) of the outstanding principal balance of the Note and (iv) is payable to trade creditors and in amounts as are normal and reasonable under the circumstances and with respect to Principal, incur any debt secured or unsecured, direct or contingent (including guaranteeing any obligations), in each case solely to the extent the Property generates sufficient current revenue to prevent such insolvency and pay its debts and liabilities (provided, however, the foregoing shall not require any shareholder, partner or member of Borrower to make additional capital contributions to Borrower to fund any capital or amounts on behalf of Borrower); (h) to the extent the Property produces sufficient revenue, (after payment of all obligations required under the Loan Documents and all operating expenses of the Property), become insolvent and fail to pay its other debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due (provided, however, the foregoing shall not require any shareholder, partner or member of Borrower to make additional capital contributions to Borrower to fund any capital or amounts on behalf of Borrower); (i) (i) fail to maintain its records (including financial statements), books of account and bank accounts separate and apart from those of the members, general

47 US_Active\112883187\V-7 partners, principals and Affiliates of Borrower or of Principal, as the case may be, the Affiliates of a member, general partner or principal of Borrower or of Principal, as the case may be, and any other Person, (ii) permit its assets or liabilities to be listed as assets or liabilities on the financial statement of any other Person or (iii) include the assets or liabilities of any other Person on its financial statements; provided, however, that its assets may be included in a consolidated financial statement of its Affiliates, provided that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity; (j) enter into any contract or agreement with any member, general partner, principal or Affiliate of Borrower or of Principal, as the case may be, Guarantor or any member, general partner, principal or Affiliate thereof (other than a business management services agreement with an Affiliate of Borrower, provided that (i) such agreement is acceptable to Lender, (ii) the manager, or equivalent thereof, under such agreement holds itself out as an agent of Borrower and (iii) the agreement meets the standards set forth in this subsection (j) following this parenthetical), except upon terms and conditions that are commercially reasonable, intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or Affiliate of Borrower or of Principal, as the case may be, Guarantor or any member, general partner, principal or Affiliate thereof; (k) to the fullest extent permitted by law, seek the dissolution or winding up in whole, or in part, of Borrower or of Principal, as the case may be; (l) fail to correct any known misunderstandings regarding the separate identity of Borrower, or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof or any other Person; (m) guarantee or become obligated for the debts of any other Person or hold itself out to be responsible for the debts of another Person other than with respect to the Loan; (n) make any loans or advances to any third party, including any member, general partner, principal or Affiliate of Borrower or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof, and shall not acquire obligations or securities of any member, general partner, principal or Affiliate of Borrower or Principal, as the case may be, or any member, general partner, or Affiliate thereof; (o) fail to file its own tax returns or be included on the tax returns of any other Person except to the extent that Borrower is treated as a “disregarded entity” for tax purposes and is not required to file tax returns by Applicable Law; (p) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or a name franchised or licensed to it by an entity other than an Affiliate of Borrower or of Principal, as the case may be, and not as a division or part of any other entity in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that

48 US_Active\112883187\V-7 Borrower or Principal, as the case may be, is responsible for the debts of any third party (including any member, general partner, principal or Affiliate of Borrower, or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof); (q) to the extent the Property produces sufficient revenue, (after payment of all obligations required under the Loan Documents and all operating expenses of the Property), fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations (provided, however, the foregoing shall not require any shareholder, partner or member of Borrower to make additional capital contributions to Borrower to fund any capital or amounts on behalf of Borrower); (r) share any common logo with or hold itself out as or be considered as a department or division of (i) any general partner, principal, member or Affiliate of Borrower or of Principal, as the case may be, (ii) any Affiliate of a general partner, principal or member of Borrower or of Principal, as the case may be, or (iii) any other Person; (s) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate; (t) pledge its assets for the benefit of any other Person, and with respect to Borrower, other than with respect to the Loan; (u) fail to maintain a sufficient number of employees, if any, in light of its contemplated business operations; (v) fail to provide in its organizational documents that for so long as the Loan is outstanding pursuant to the Note, this Agreement and the other Loan Documents, it shall not file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors without the affirmative vote of all general partners/managing members/directors; (w) fail to hold its assets in its own name; (x) if Borrower or Principal is a corporation, fail to consider the interests of its creditors in connection with all corporate actions to the extent permitted by Applicable Law; (y) have any of its obligations guaranteed by an Affiliate except Guarantor in connection with the Loan; (z) intentionally omitted; (aa) intentionally omitted; (bb) intentionally omitted; or

49 US_Active\112883187\V-7 (cc) in the event Borrower is a Delaware limited liability company that does not have a managing member which complies with the requirements for a Principal under this Section 4.1.36, fail to have a limited liability company agreement of Borrower (the “LLC Agreement”) which provides that (A) upon the occurrence of any event that causes the last remaining member of Borrower (“Member”) to cease to be the Member of Borrower (other than (1) upon an assignment by Member of all of its limited liability company interest in Borrower and the admission of the transferee in accordance with the Loan Documents and the LLC Agreement, or (2) the resignation of Member and the admission of an additional member of Borrower in accordance with the terms of the Loan Documents and the LLC Agreement), any person executing the LLC Agreement as a “Special Member” shall, without any action of any other Person and simultaneously with the Member ceasing to be the member of Borrower, automatically be admitted to Borrower (“Special Member”) and shall continue Borrower without dissolution and (B) Special Member may not resign from Borrower or transfer its rights as Special Member unless a successor Special Member has been admitted to Borrower as Special Member in accordance with requirements of Delaware law. The LLC Agreement shall further provide that (v) Special Member shall automatically cease to be a member of Borrower upon the admission to Borrower of a substitute Member, (w) Special Member shall be a member of Borrower that has no interest in the profits, losses and capital of Borrower and has no right to receive any distributions of Borrower assets, (x) pursuant to Section 18-301 of the Delaware Limited Liability Company Act (the “Act”), Special Member shall not be required to make any capital contributions to Borrower and shall not receive a limited liability company interest in Borrower, (y) Special Member, in its capacity as Special Member, may not bind Borrower and (z) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Borrower, including, without limitation, the merger, consolidation or conversion of Borrower. In order to implement the admission to Borrower of Special Member, Special Member shall execute a counterpart to the LLC Agreement. Prior to its admission to Borrower as Special Member, Special Member shall not be a member of Borrower. The LLC Agreement shall further provide that upon the occurrence of any event that causes the Member to cease to be a member of Borrower, to the fullest extent permitted by law, the personal representative of Member shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of Member in Borrower, agree in writing (A) to continue Borrower and (B) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower, effective as of the occurrence of the event that terminated the continued membership of Member of Borrower in Borrower. Any action initiated by or brought against Member or Special Member under any Creditors Rights Laws shall not cause Member or Special Member to cease to be a member of Borrower and upon the occurrence of such an event, the business of Borrower shall continue without dissolution. The LLC Agreement shall provide that each of Member and Special Member waives any right it might have to agree in writing to dissolve the Borrower upon the occurrence of any action initiated by or brought against Member or Special Member under any Creditors Rights Laws, or the occurrence of an event that causes Member or Special Member to cease to be a member of Borrower. 4.1.37 Business Purposes. The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

50 US_Active\112883187\V-7 4.1.38 Taxes. Borrower has filed all federal, State, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower knows of no basis for any additional assessment in respect of any such taxes and related liabilities for prior years. 4.1.39 Forfeiture. Neither Borrower nor any other Person in occupancy of or involved with the operation or use the Property has committed any act or omission affording the federal government or any State or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under the Note, this Agreement or the other Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. 4.1.40 Environmental Representations and Warranties. Borrower represents and warrants, except as disclosed in the written report resulting from the environmental site assessment of the Property delivered to and approved by Lender prior to the Closing Date (the “Environmental Report”) and information that Borrower knows or should reasonably have known that: (a) there are no Hazardous Materials or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with current Environmental Laws and with permits issued pursuant thereto (if such permits are required), and (ii) (A) in amounts not in excess of that necessary to operate, clean, repair and maintain the Property or each tenant’s respective business at the Property as set forth in their respective Leases, (B) held by a tenant for sale to the public in its ordinary course of business, or (C) in a manner that does not result in the contamination of the Property or in a material adverse effect on the value, use or operations of the Property, (b) there are no past, present or threatened Releases of Hazardous Materials in violation of any Environmental Law that would require Remediation by a Governmental Authority in, on, under or from the Property; (c) there is no threat of any Release of Hazardous Materials migrating to the Property; (d) there is no past or present non-compliance with current Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any Person (including, but not limited to, a Governmental Authority) relating to Hazardous Materials in, on, under or from the Property; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property known to Borrower or contained in Borrower’s files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from the Property and/or to the environmental condition of the Property. 4.1.41 Taxpayer Identification Number. Borrower’s United States taxpayer identification number is 77-0119876. 4.1.42 OFAC. Borrower represents and warrants that each Borrower Party and their respective Affiliates and any Person that to Borrower’s knowledge has an economic interest in any Borrower Party is (i) not a Prohibited Person; (ii) in full compliance with the requirements of the Patriot Act and all other applicable orders, rules, regulations and recommendations of The Office of Foreign Assets Control of the U.S. Department of the Treasury (as used in this Section only, “OFAC”); (iii) operated under policies, procedures and practices, if any, that are in

51 US_Active\112883187\V-7 compliance with the Patriot Act and available to Lender for Lender’s review and inspection during normal business hours and upon reasonable prior notice; (iv) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; (v) not listed as a Specially Designated Terrorist or as a “blocked” Person on any lists maintained by the OFAC pursuant to the Patriot Act or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Act or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Act; and (vi) not a Person who has been determined by competent authority to be subject to any of the prohibitions contained in the Patriot Act. Borrower covenants and agrees that in the event Borrower receives any notice that any Borrower Party (or any of their respective beneficial owners or Affiliates) become listed on the Annex or any other list promulgated under the Patriot Act or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Borrower shall immediately notify Lender. It shall be an Event of Default hereunder if any Borrower Party or any other party to any Loan Document becomes listed on any list promulgated under the Patriot Act or is indicted, arraigned or custodially detained on charges involving money laundering or predicate crimes to money laundering. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2001 (collectively referred to in this Section only as the “Patriot Act”) are incorporated into this Section. 4.1.43 Intentionally Omitted. 4.1.44 Deposit Accounts. (a) This Agreement and the Lockbox Agreement create valid and continuing security interests (as defined in the UCC) in the Lockbox Account and the Cash Management Account in favor of Lender, which security interests are prior to all other Liens and are enforceable as such against creditors of and purchasers from Borrower. (b) The Lockbox Account is and shall be maintained (i) as a “deposit account” (as such term is defined in Section 9-102(a)(29) of the UCC), (ii) in such a manner that Lender shall have control (within the meaning of Section 9-104(a)(2) of the UCC) over the Lockbox Account and (iii) such that neither Borrower nor Manager shall have any right of withdrawal from the Lockbox Account and during the continuance of any Trigger Period, no Account Collateral shall be released to Borrower or Manager from the Lockbox Account. (c) Each Account other than the Lockbox Account is and shall be maintained (i) as a “securities account” (as such term is defined in Section 8-501(a) of the UCC), (ii) in such a manner that Lender shall have control (within the meaning of Section 8-106(d)(2) of the UCC) over each such Account other than the Lockbox Accounts, (iii) such that neither Borrower nor Manager shall have any right of withdrawal from such Accounts and, except as expressly provided in this Agreement, no Account Collateral shall be released to Borrower from such Account, (iv) in such a manner that the Cash Management Bank shall agree to treat all

52 US_Active\112883187\V-7 property credited to each Account other than the Lockbox Account as “financial assets” and (v) such that all securities or other property underlying any financial assets credited to such Accounts shall be registered in the name of Cash Management Bank, indorsed to Cash Management Bank or in blank or credited to another securities account maintained in the name of Cash Management Bank and in no case will any financial asset credited to any Account be registered in the name of Borrower, payable to the order of Borrower or specially indorsed to Borrower except to the extent the foregoing have been specially indorsed to Cash Management Bank or in blank); (d) Borrower owns and has good and marketable title to the Lockbox Account and the Cash Management Account free and clear of any Lien or claim of any Person (other than that of Lender); (e) Borrower has delivered to Lender fully executed agreements pursuant to which Lockbox Bank and Cash Management Bank (if having been requested to do so by Lender pursuant to Section 3.1(b) hereof) have agreed to comply with all instructions originated by Lender directing disposition of the funds in such accounts without further consent by Borrower; (f) Other than the security interest granted to Lender pursuant to this Agreement and the Lockbox Agreement, Borrower has not pledged, assigned, or sold, granted a security interest in, or otherwise conveyed the Lockbox Account or the Cash Management Account; and (g) The Lockbox Account and the Cash Management Account are not in the name of any Person other than Borrower for the benefit of Lender. Borrower has not consented to Lockbox Bank or Cash Management Bank complying with instructions of any Person other than Lender. 4.1.45 Anti-Money Laundering and Economic Sanctions. Borrower hereby represents, warrants and covenants that each Borrower Party, each and every Person Affiliated with any Borrower Party and their directors, officers, employees or agents and any Person that has an economic interest in any Borrower Party, in each case, has not, and at all times throughout the term of the Loan, including after giving effect to any transfers of interests permitted pursuant to the Loan Documents, shall not: (i) be (or have been) a Sanctioned Person or organized, located or resident in a Sanctioned Jurisdiction; (ii) fail to operate (or have operated) under policies, procedures and practices (including, without limitation, recordkeeping and reporting), if any, that are in compliance with (and ensure compliance with) the Patriot Act, AC Laws, AML Laws and Sanctions; (iii) directly or indirectly use (or have used) any part of the proceeds of the Loan (including, without limitation, any sums disbursed from time to time hereunder) or otherwise lend, contribute or make the same available (or have lent, contributed or made the same available), in each case, (A) to fund or facilitate any activities or business (I) of or with any Sanctioned Person or (II) of or in any Sanctioned Jurisdiction, (B) in any manner that would result in a violation of any Sanctions by any Person or (C) in violation of any applicable laws (including, without limitation, the Patriot Act, AC Laws, AML Laws and/or Sanctions), (iv) be (or have been) a Person who has been determined by competent authority to be subject to any of the prohibitions contained in the Patriot Act; or (v) be (or have been) owned or controlled by or

53 US_Active\112883187\V-7 be (or have been) acting for or on behalf of, in each case, any Person who has been determined to be subject to the prohibitions contained in the Patriot Act. Without limitation of any other term or provision contained herein, it shall be an Event of Default hereunder if any Borrower Party or any other party to any Loan Document becomes the subject of Sanctions or is indicted, arraigned or custodially detained on charges involving Sanctions, the Patriot Act, AC Laws and/or AML Laws and/or predicate crimes to AC Laws, the Patriot Act, AML Laws and Sanctions. Borrower hereby represents and covenants that none of the execution, delivery or performance of the Loan Documents or any activities, transactions, services, collateral and/or security contemplated thereunder has or shall result in a breach of the Patriot Act, AC Laws, AML Laws and/or Sanctions by any party to the Loan Documents or their respective Affiliates. All capitalized words and phrases and all defined terms used in the Patriot Act are incorporated into this Section. As used herein, (A) “AC Laws” shall mean collectively (i) all laws, rules and regulations concerning or relating to bribery or corruption, including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977 and all other applicable anti-bribery and corruption laws and (ii) any amendment, extension, replacement or other modification of any of the foregoing from time to time and any corresponding provisions of future laws; (B) “AML Laws” shall mean collectively (i) all laws, rules, regulations and guidelines concerning or relating to money laundering issued, administered and/or enforced by any governmental and/or regulatory agency and (ii) any amendment, extension, replacement or other modification of any of the foregoing from time to time and any corresponding provisions of future laws; (C) “OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State; (D) “Patriot Act” shall mean collectively (i) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001, as the same was restored and amended by Uniting and Strengthening America by Fulfilling Rights and Ensuring Effective Discipline Over Monitoring Act (USA FREEDOM Act) of 2015, (ii) all statutes, orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to applicable anti-money laundering laws, rules and regulations and (iii) any amendment, extension, replacement or other modification of any of the foregoing from time to time and any corresponding provisions of future laws; (E) “Sanctions” shall mean economic, trade and/or financial sanction, requirements and/or embargoes, in each case, imposed, administered and/or enforced from time to time by any Sanctions Authority; (F)“Sanctions Authority” shall mean the United States (including, without limitation, OFAC) and any other relevant sanctions authority; (G) “Sanctioned Jurisdiction” shall mean, at any time, a country or territory that is, or whose government is, the subject of Sanction; and (H) “Sanctioned Person” shall mean, at any time, (i) any Person listed in any Sanctions related list maintained by any Sanctions Authority, (ii) any Person located, organized or resident in a Sanctioned Jurisdiction and/or (iii) any other subject of Sanctions (including, without limitation, any Person Controlled or 50% or more owned (in each case, directly and/or indirectly and in the aggregate) by (or acting for, on behalf of or at the direction of) any Person or Persons described in subsections (i) and/or (ii) of this definition). 4.1.46 Third Party Representations. Each of the representations and the warranties made by Guarantor in the other Loan Documents (if any) are true, complete and correct. 4.1.47 REA. The REA is in full force and effect and neither Borrower nor, to Borrower’s knowledge, any other party to the REA, is in default thereunder, and to the best of

54 US_Active\112883187\V-7 Borrower’s knowledge, there are no conditions which, with the passage of time or the giving of notice, or both, would constitute a default thereunder. Except as set forth in Section 1.1 hereof, the REA has not been modified, amended or supplemented. Section 4.2 Survival of Representations. Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing by Borrower to Lender under this Agreement or any of the other Loan Documents. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf. V. BORROWER COVENANTS Section 5.1 Affirmative Covenants. From the date hereof and until payment and performance in full of the Obligations or the earlier release of the Lien of the Security Instrument encumbering the Property (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that: 5.1.1 Existence; Compliance with Legal Requirements. (a) Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Property, and comply with all Legal Requirements applicable to it and the Property. There shall never be committed by Borrower, nor shall Borrower permit, allow or cause any other Person in occupancy of or involved with the operation or use of the Property to commit any act or omission affording the federal government or any State or local government the right of forfeiture against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its Property used or useful in the conduct of its business and shall keep the Property in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Security Instrument. Borrower shall keep the Property insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement. 5.1.2 Taxes and Other Charges. Subject to Section 7.2 hereof, Borrower shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable. Borrower shall furnish to Lender receipts, or other evidence for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent. Except for Liens that are being contested in accordance with the provisions of this Section 5.1.2, Borrower shall not suffer and shall

55 US_Active\112883187\V-7 promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Property, and shall promptly pay for all utility services provided to the Property. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and is continuing; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all Applicable Laws; (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. Lender may apply such security or part thereof held by Lender at any time when, in the judgment of Lender, the entitlement of such claimants is established or the Property (or part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost or there shall be any danger of the Lien of the Security Instrument being primed by any Lien. 5.1.3 Litigation. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower, Guarantor, or the Property which might materially adversely affect Borrower’s or Guarantor’s condition (financial or otherwise) or business or the use, value or operation of the Property. 5.1.4 Access to Property. Subject to the rights of tenants under the Leases, Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice. 5.1.5 Notice of Default. Borrower shall promptly advise Lender of any material adverse change in Borrower’s condition, financial or otherwise, or of the occurrence of any Default or Event of Default. 5.1.6 Cooperate in Legal Proceedings. Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way adversely affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings. 5.1.7 Award and Insurance Benefits. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Awards or Insurance Proceeds lawfully or equitably payable in connection with the Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including attorneys’ fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of Casualty or Condemnation affecting the Property or any part thereof) out of such Award or Insurance Proceeds.

56 US_Active\112883187\V-7 5.1.8 Further Assurances. Borrower shall, at Borrower’s sole cost and expense: (a) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by Borrower pursuant to the terms of the Loan Documents or requested by Lender in connection therewith; (b) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may require including, without limitation, the authorization of Lender to execute and/or the execution by Borrower of UCC financing statements; and (c) do and execute all and such further lawful acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall require from time to time. 5.1.9 Mortgage and Intangible Taxes. Borrower shall pay all State, county and municipal recording, mortgage, intangible, and all other taxes imposed upon the execution and recordation of the Security Instrument and/or upon the execution and delivery of the Note. 5.1.10 Financial Reporting. (a) Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other method of accounting reasonably acceptable to Lender), proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation on an individual basis of the Property. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or any other Person maintaining such books, records and accounts and to make such copies or extracts thereof. After the occurrence and during the continuance of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower’s accounting records with respect to the Property, as Lender shall determine to be necessary for the protection of Lender’s interest. (b) Borrower will furnish to Lender annually, within ninety (90) days following the end of each Fiscal Year, a complete copy of Borrower’s annual financial statements prepared (and, following the occurrence of a Trigger Event, audited) by an Approved Accountant in accordance with GAAP (or such other method of accounting reasonably acceptable to Lender) covering the Property for such Fiscal Year and containing statements of profit and loss for Borrower and the Property, a balance sheet for Borrower and a statement of members’ capital and cash flows. Such statements shall set forth the financial condition and the results of operations for the Property for such Fiscal Year, and shall include, but not be limited to, amounts representing annual Net Cash Flow, Net Operating Income, Gross Income from Operations and Operating Expenses. Borrower’s annual financial statements shall be

57 US_Active\112883187\V-7 accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior Fiscal Year; (ii) a certificate executed by a Responsible Officer or other appropriate officer of Borrower or Principal, as applicable, stating that each such annual financial statement presents fairly the financial condition and the results of operations of Borrower and the Property being reported upon and has been prepared in accordance with GAAP (or such other method of accounting reasonably acceptable to Lender); (iii) following the occurrence of a Trigger Event, an unqualified opinion of an Approved Accountant; (iv) a list of tenants, if any, occupying more than twenty (20%) percent of the total floor area of the Improvements; (v) a breakdown showing the year in which each Lease then in effect expires and the percentage of total floor area of the Improvements and the percentage of base rent with respect to which Leases shall expire in each such year, each such percentage to be expressed on both a per year and cumulative basis; (vi) a schedule audited by such Approved Accountant reconciling Net Operating Income to Net Cash Flow (the “Net Cash Flow Schedule”), which shall itemize all adjustments made to Net Operating Income to arrive at Net Cash Flow deemed material by such Approved Accountant; and (vii) an unaudited Rent Roll. Together with Borrower’s annual financial statements, Borrower shall furnish to Lender an Officer’s Certificate certifying as of the date thereof whether there exists an event or circumstance which constitutes a Default or Event of Default under the Loan Documents executed and delivered by, or applicable to, Borrower, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same. (c) Borrower will furnish, or cause to be furnished, to Lender on or before sixty (60) days after the end of each calendar quarter the following items, accompanied by an Officer’s Certificate, stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Property (subject to normal year-end adjustments): (i) a Rent Roll for the subject quarter; (ii) quarterly and year-to-date operating statements (including Capital Expenditures) prepared for each calendar quarter, noting Net Operating Income, Gross Income from Operations, and Operating Expenses, and other information necessary and sufficient to fairly represent the financial position and results of operation of the Property during such calendar quarter, and containing a comparison of budgeted income and expenses and the actual income and expenses together with a detailed explanation of any variances of five percent (5%) or more between budgeted and actual amounts for such periods, all in form satisfactory to Lender; (iii) a calculation reflecting the annual Debt Service Coverage Ratio for the immediately preceding twelve (12) month period as of the last day of such quarter; and (iv) a Net Cash Flow Schedule. In addition, such Officer’s Certificate shall also state that the representations and warranties of Borrower set forth in Section 4.1.36 are true and correct as of the date of such Officer’s Certificate and that there are no trade payables outstanding for more than sixty (60) days. (d) Prior to any Secondary Market Transaction, Borrower shall furnish to Lender, within twenty (20) days after the close of each calendar month the following, accompanied by an Officer’s Certificate stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Property: (i) a current Rent Roll (on a trailing twelve month basis) and (ii) operating statements (including Capital Expenditures) prepared for such calendar month, noting Net Operating Income, Gross Income from Operations, and Operating Expenses, and other

58 US_Active\112883187\V-7 information necessary and sufficient to fairly represent the financial position and results of operation of the Property during such calendar month. (e) For the partial year period commencing on the date hereof, and for each Fiscal Year thereafter, Borrower shall submit to Lender an Annual Budget for the Property not later than sixty (60) days prior to the commencement of such period or Fiscal Year in form attached hereto as Exhibit B and otherwise in form and substance satisfactory to Lender, and shall be subject to Lender’s written consent (each such Annual Budget after it has been approved in writing by Lender shall be hereinafter referred to as an “Approved Annual Budget”). In the event that Lender objects to a proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Annual Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise the same in accordance with the process described in this subsection until Lender approves the Annual Budget. Until such time that Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in Taxes, Insurance Premiums and utilities expenses. (f) Intentionally Omitted. (g) Borrower shall furnish to Lender, within ten (10) Business Days after request such further detailed information with respect to the operation of the Property and the financial affairs of Borrower as may be reasonably requested by Lender. (h) Any reports, statements or other information required to be delivered under this Agreement shall be delivered (i) if requested by Lender, in paper form, (ii) via e-mail, and (iii) in electronic form and prepared using a Microsoft Word or Excel (which files may be prepared using a spreadsheet program and saved as word processing files). (i) Borrower agrees that Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in all or any portion of the Loan or any Securities (collectively, the “Investor”) or any Rating Agency rating such participations and/or Securities and each prospective Investor, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, Guarantor, and the Property, whether furnished by Borrower, Guarantor, or otherwise, as Lender determines necessary or desirable. Borrower irrevocably waives any and all rights it may have under any Applicable Laws to prohibit such disclosure, including, but not limited, to any right of privacy. (j) Upon request, Borrower shall furnish to Lender from time to time such financial data and financial statements as Lender determines to be necessary, advisable or appropriate for complying with any applicable Legal Requirements (including those applicable to Lender or any Servicer (including, without limitation and to the extent applicable, Regulation

59 US_Active\112883187\V-7 AB)) within the timeframes necessary, advisable or appropriate in order to comply with such Legal Requirements. 5.1.11 Business and Operations. Borrower will continue to engage in the business presently conducted by it as and to the extent the same is necessary for the ownership, maintenance, management and operation of the Property. Borrower will remain in good standing under the laws of the jurisdiction of its formation and of the State as and to the extent required for the ownership, maintenance, management and operation of the Property. 5.1.12 Costs of Enforcement. In the event (a) that the Security Instrument encumbering the Property is foreclosed in whole or in part or that the Security Instrument is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any mortgage prior to or subsequent to the Security Instrument encumbering the Property in which proceeding Lender is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any Borrower Party or an assignment by Borrower or Borrower Party for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including attorneys’ fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post- judgment action involved therein, together with all required service or use taxes. 5.1.13 Estoppel Statement. (a) After request by Lender, Borrower shall within ten (10) Business Days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the Applicable Interest Rate of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, and (vi) that the Note, this Agreement, the Security Instrument and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification. (b) Borrower shall deliver to Lender upon request, tenant estoppel certificates from each commercial tenant leasing space at the Property in form and substance reasonably satisfactory to Lender, provided, however, that if a tenant is not obligated under its Lease to provide an estoppel certificate, Borrower’s obligation under this paragraph shall be limited to Borrower using commercially reasonable efforts to obtain and deliver such an estoppel certificate from such tenant. (c) Borrower shall use commercially reasonable efforts to deliver to Lender, upon request, estoppel certificates from each party under the REA; provided that such certificates may be in form required under the REA; provided, further, that Borrower shall not be required to deliver such certificates more frequently than two (2) times in any calendar year. 5.1.14 Loan Proceeds. Borrower shall use the proceeds of the Loan received by it on the Closing Date only for the purposes set forth in Section 2.1.4 hereof.

60 US_Active\112883187\V-7 5.1.15 Performance by Borrower. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior written consent of Lender. 5.1.16 Confirmation of Representations. Borrower shall deliver, in connection with any Secondary Market Transaction, (a) one or more Officer’s Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents as of the date of the closing of such Secondary Market Transaction, and (b) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower and Principal as of the date of the closing of such Securitization. 5.1.17 Leasing Matters. (a) All Leases and all renewals, amendments, and modifications thereof executed after the date hereof shall be subject to Lender’s prior approval. Notwithstanding anything to the contrary contained herein, Borrower shall not, without the prior written approval of Lender, enter into, renew, extend, amend, modify, permit any assignment of or subletting under, waive any provisions of, release any party to, terminate, reduce rents under, accept a surrender of space under, or shorten the term of, in each case, any Lease. (b) Without limitation of subsection (a) above, Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default or other matters which Borrower shall send or receive with respect to the Leases; (iii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed (except for termination of any Lease which shall require Lender’s prior written consent); (iv) shall not collect any of the Rents more than one (1) month in advance (except Security Deposits shall not be deemed Rents collected in advance); (v) shall, immediately upon receipt, deposit all Lease Termination Payments into the Rollover Reserve Account; (vi) shall not execute any other assignment of the lessor’s interest in any of the Leases or the Rents; and (vii) shall not consent to any assignment of or subletting under any Leases not in accordance with their terms, without the prior written consent of Lender. (c) Borrower shall deliver to Lender written notice of any Tenant default under any Lease promptly following Borrower’s knowledge of the same. At Lender’s request, Borrower shall promptly deliver to Lender copies of all Leases, amendments, modifications and waivers which are entered into pursuant to this Section 5.1.17 together with Borrower’s certification that it has satisfied all of the conditions of this Section. (d) Borrower shall hold any and all monies representing security deposits under the Leases (the “Security Deposits”) received by Borrower, in accordance with the terms of the respective Lease and Applicable Law, and shall only release the Security

61 US_Active\112883187\V-7 Deposits in order to return a tenant’s Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease. 5.1.18 Management Agreement. (a) The Improvements on the Property are operated under the terms and conditions of the Management Agreement. In no event shall the management fees under the Management Agreement exceed, in the aggregate, five percent (5%) of the Gross Income from Operations, provided that during the continuance of any Event of Default or any Trigger Period, no Additional Management Compensation shall be paid by Borrower to Manager. Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions of the Management Agreement, on the part of Borrower to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of Borrower under the Management Agreement and (ii) promptly notify Lender of the giving of any notice by Manager to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of Borrower to be performed and observed and deliver to Lender a true copy of each such notice. Borrower shall not surrender the Management Agreement, consent to the assignment by the Manager of its interest under the Management Agreement, or terminate or cancel the Management Agreement, or modify, change, supplement, alter or amend the Management Agreement, in any respect, either orally or in writing. Borrower hereby assigns to Lender as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Agreement, all the rights, privileges and prerogatives of Borrower to surrender the Management Agreement, or to terminate, cancel, modify, change, supplement, alter or amend the Management Agreement, in any respect, and any such surrender of the Management Agreement, or termination, cancellation, modification, change, supplement, alteration or amendment of the Management Agreement, without the prior written consent of Lender shall be void and of no force and effect. If Borrower shall default in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of Borrower to be performed or observed, then, without limiting the generality of the other provisions of this Agreement, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed or observed to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Management Agreement shall be kept unimpaired and free from default. Lender and any Person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. If the Manager shall deliver to Lender a copy of any notice sent to Borrower of default under the Management Agreement, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith, in reliance thereon. Borrower shall not, and shall not permit the Manager to, sub-contract any or all of its management responsibilities under the Management Agreement to a third-party without the prior written consent of Lender. Borrower shall, from time to time, obtain from the Manager such certificates of estoppel with respect to compliance by Borrower with the terms of the Management Agreement as may be requested by Lender. Borrower shall exercise each individual option, if any, to extend or renew the term of the Management Agreement upon demand by Lender made at any time within one

62 US_Active\112883187\V-7 (1) year before the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. Any sums expended by Lender pursuant to this paragraph (i) shall bear interest at the Default Rate from the date such cost is incurred to the date of payment to Lender, (ii) shall be deemed to constitute a portion of the Debt, (iii) shall be secured by the lien of the Security Instrument and the other Loan Documents and (iv) shall be immediately due and payable upon demand by Lender therefor. (b) Without limitation of the foregoing, Borrower, upon the request of Lender, shall terminate the Management Agreement and replace Manager, without penalty or fee, if at any time during the Loan: (a) Manager shall become insolvent or a debtor in any bankruptcy or insolvency proceeding, (b) there exists an Event of Default, or (c) there exists a default by Manager under the Management Agreement. At such time as the Manager may be removed, a Qualified Manager shall assume management of the Property pursuant to a Replacement Management Agreement. 5.1.19 Environmental Covenants. (a) Borrower covenants and agrees that so long as the Loan is outstanding (i) all uses and operations on or of the Property, whether by Borrower or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (ii) there shall be no Releases of Hazardous Materials in, on, under or from the Property; (iii) there shall be no Hazardous Materials in, on, or under the Property, except those that are both (A) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (B) (1) in amounts not in excess of that necessary to operate the Property or (2) fully disclosed to and approved by Lender in writing; (iv) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other Person (the “Environmental Liens”); (v) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to paragraph (b) below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender, upon Lender’s reasonable belief that the Property is not in full compliance with all Environmental Laws, and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (vii) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (A) reasonably effectuate Remediation of any Hazardous Materials in, on, under or from the Property; and (B) comply with any Environmental Law; (viii) Borrower shall not allow any tenant or other user of the Property to violate any Environmental Law; and (ix) Borrower shall promptly notify Lender in writing after it has become aware of (A) any presence or Release or threatened Releases of Hazardous Materials in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or pending Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any material written notice or other written communication of

63 US_Active\112883187\V-7 which Borrower becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials. (b) Lender and any other Person designated by Lender, including but not limited to any representative of a Governmental Authority, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender’s sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such Person or entity designated by Lender. 5.1.20 Alterations. Borrower shall obtain Lender’s prior written consent to any alterations to any Improvements, which consent shall not be unreasonably withheld except with respect to alterations that may have a material adverse effect on Borrower’s financial condition, the use, value or operation of the Property or the Net Operating Income. Notwithstanding the foregoing, Lender’s consent shall not be required in connection with any alterations that will not have a material adverse effect on Borrower’s financial condition, the use, value or operation of the Property or the Net Operating Income, provided that such alterations are made in connection with (a) tenant improvement work performed pursuant to the terms of any Lease executed in accordance with the terms hereof, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements, or (c) alterations performed in connection with the Restoration of the Property in accordance with the terms and provisions of this Agreement. If the total unpaid amounts with respect to any alterations to the Improvements (other than such amounts to be paid or reimbursed by tenants under the Leases) shall at any time exceed the Alteration Threshold, Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower’s obligations under the Loan Documents any of the following: (A) Cash, (B) U.S. Obligations, or (C) a completion bond or letter of credit issued by a financial institution having a rating by S&P of not less than A-1+ if the term of such bond or letter of credit is no longer than three (3) months or, if such term is in excess of three (3) months, issued by a financial institution having a rating that is acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization. Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to such alterations to the Improvements other than such amounts to be paid or reimbursed by tenants under the Leases) over the Alteration Threshold and applied from time to time at the option of Lender to pay for such alterations or to terminate any of the alterations and restore the Property to the extent necessary to prevent any material adverse effect on the value of the Property. 5.1.21 REA. Borrower shall (a) promptly perform and/or observe all of the material covenants and agreements required to be performed and observed by it under the REA, and do all things necessary to preserve and to keep unimpaired its rights thereunder, (b) promptly notify Lender in writing of the giving of any notice of any default by any party under the REA of

64 US_Active\112883187\V-7 which it is aware and (c) promptly enforce the performance and observance of all of the material covenants and agreements required to be performed and/or observed by the other party under the REA in a commercially reasonable manner. 5.1.22 OFAC. At all times throughout the term of the Loan, Borrower, Guarantor and each of their respective Affiliates shall be in full compliance with all applicable orders, rules, regulations and recommendations of The Office of Foreign Assets Control of the U.S. Department of the Treasury. 5.1.23 Intentionally Omitted. 5.1.24 Single Purpose Entity Compliance. (a) Borrower covenants and agrees that within ten (10) Business Days of each anniversary of the Closing Date, Borrower shall deliver to Lender an Officer’s Certificate stating that the representations and warranties of Borrower and Principal, as applicable, set forth in Section 4.1.36 of this Agreement are true and correct as of the date of the Officer’s Certificate. Section 5.2 Negative Covenants. From the date hereof until payment and performance in full of all of the Obligations or the earlier release of the Lien of the Security Instrument encumbering the Property in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following: 5.2.1 Liens. Borrower shall not create, incur, assume or suffer to exist any Lien on any portion of the Property or permit any such action to be taken, except for the Permitted Encumbrances. 5.2.2 Dissolution. Borrower shall not (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the Property or assets of Borrower except to the extent expressly permitted by the Loan Documents, (c) except as expressly permitted under the Loan Documents, modify, amend, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or (d) cause the Principal to (i) dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which the Principal would be dissolved, wound up or liquidated in whole or in part, or (ii) except as expressly permitted under the Loan Documents, amend, modify, waive or terminate the certificate of incorporation, bylaws or similar organizational documents of the Principal, in each case, without obtaining the prior written consent of Lender. 5.2.3 Change In Business. Borrower shall not enter into any line of business other than the ownership, acquisition, development, operation, leasing and management of the Property (including providing services in connection therewith), or make any material change in the scope or nature of its business objectives, purposes or operations or undertake or participate in activities other than the continuance of its present business.

65 US_Active\112883187\V-7 5.2.4 Debt Cancellation. Borrower shall not cancel or otherwise forgive or release any material claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower’s business. 5.2.5 Zoning. Borrower shall not initiate or consent to any zoning reclassification of any portion of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other Applicable Law, without the prior written consent of Lender. 5.2.6 No Joint Assessment. Borrower shall not suffer, permit or initiate the joint assessment of the Property with (a) any other real Property constituting a tax lot separate from the Property, or (b) any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal Property shall be assessed or levied or charged to the Property. 5.2.7 Name, Identity, Structure, or Principal Place of Business. Borrower shall not change its name, identity (including its trade name or names), or principal place of business set forth in the introductory paragraph of this Agreement, without, in each case, first giving Lender thirty (30) days prior written notice. Borrower shall not change its corporate, partnership or other structure, or the place of its organization as set forth in Section 4.1.35, without, in each case, the consent of Lender. Upon Lender’s request, Borrower shall execute and deliver additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender’s security interest in the Property as a result of such change of principal place of business or place of organization. 5.2.8 ERISA. (a) During the term of the Loan or of any obligation or right hereunder, Borrower shall not engage in any Prohibited Transaction or Prohibited Governmental Transaction subjecting Lender to liability for a violation of ERISA, the Code, a state statute or other similar law. (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (A) Borrower is not and does not maintain a Plan or Governmental Plan, (B) Borrower is not engaging in a Prohibited Transaction or any Prohibited Governmental Transactions; and (C) one or more of the following circumstances is true: (i) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. §2510.3-101(b)(2); (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by “benefit plan investors” within the meaning of 29 C.F.R. §2510.3-101(f)(2); or

66 US_Active\112883187\V-7 (iii) Borrower qualifies as an “operating company” or a “real estate operating company” within the meaning of 29 C.F.R. §2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940, as amended. (c) Within three (3) Business Days of Borrower’s receipt of any FIRRMA Document, Borrower shall provide Lender a copy of the same. Concurrently with Borrower’s delivery of any FIRRMA Document, Borrower shall provide Lender a copy thereof. In the event that Borrower or any of its Affiliates meets with any Governmental Authority for any purpose relating to FIRRMA, Borrower shall provide Lender with a written summary of such meeting within three (3) Business Days thereafter. In the event that any review, investigation or other proceeding is commenced relating to FIRRMA and involving Borrower, the Constituent Members of Borrower and/or the Property, Borrower shall provide Lender with a written summary of the status of such matters on a monthly, or if requested by Lender, more frequent, basis, including such information as Lender shall reasonably request. Borrower shall (and shall cause its Constituent Members to) (i) comply with FIRRMA and (ii) respond to, and comply with, all requests, orders, and directives from any Governmental Authority related to FIRRMA; provided, however, the foregoing subsections (i) and (ii) shall not limit any obligation of Borrower to otherwise comply with any other applicable terms and conditions hereof and of the other Loan Documents. Notwithstanding anything contained herein to the contrary, each of any FIRRMA Prohibited Transfer and FIRRMA Prohibited Filing Event shall be deemed prohibited hereunder as a breach hereof and Borrower shall not permit the same to occur without Lender’s prior written consent. 5.2.9 Affiliate Transactions. Borrower shall not enter into, or be a party to, any transaction with an Affiliate of Borrower, Principal or any of the partners or members of Borrower or Principal except in the ordinary course of business and on terms which are fully disclosed to Lender in advance in writing and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm’s-length transaction with an unrelated third party. 5.2.10 Transfers. (a) Borrower shall not sell, convey, mortgage, grant, bargain, encumber, pledge, assign, grant options with respect to, or otherwise transfer or dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) the Property or any part thereof or any legal or beneficial interest therein or permit a Sale or Pledge of an interest in any Restricted Party (collectively, a “Transfer”), other than pursuant to Leases of space in the Improvements to tenants in accordance with the provisions of Section 5.1.17 hereof without (i) the prior written consent of Lender and (ii) if a Securitization has occurred, delivery to Lender of written confirmation from the Rating Agencies that the Transfer will not result in the downgrade, withdrawal or qualification of the then current ratings assigned to any Securities or the proposed rating of any Securities. The consent of Lender or the Rating Agencies’, as applicable, pursuant to this Section 5.2.10, may be conditioned on, among other things: (i) the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Borrower, the

67 US_Active\112883187\V-7 proposed transferee, and any replacement guarantors and indemnitors being reasonably satisfactory to Lender and the Rating Agencies, as applicable, and (ii) counsel to the proposed transferee and replacement guarantors and indemnitors delivering to Lender and the Rating Agencies (A) opinion letters relating to such transfer (including tax and bankruptcy opinions) in form and substance satisfactory to Lender and the Rating Agencies, (B) copies of all documents evidencing or relating to such transfer, and (C) organizational documents of the proposed transferee and any replacement or additional guarantors or indemnitors. (b) A Transfer shall include, but not be limited to: (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower’s right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation’s stock or the creation or issuance of new stock; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest, or the Sale or Pledge of limited partnership interests or any profits or proceeds relating to such limited partnership interests or the creation or issuance of new limited partnership interests; (v) if a Restricted Party is a limited liability company, any merger, Division or consolidation or the change, removal, resignation or addition of a managing member or non- member manager (or if no managing member, any member) or the Sale or Pledge of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest, or the Sale or Pledge of non-managing membership interests or the creation or issuance of new non-managing membership interests; (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; (vii) the removal or the resignation of the Manager (including, without limitation, an Affiliated Manager) other than in accordance with Section 5.1.18 hereof; or (viii) the issuance or creation of any preferred equity interests directly or indirectly in Borrower. (c) Notwithstanding the provisions of Sections 5.2.10(a) and (b) and so long as no Event of Default is then continuing, the following transfers shall be permitted and shall not be deemed to be a Transfer: (i) the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the equity interests in a Restricted Party other than Borrower; provided, however, no such transfers shall result in the change of voting control in such Restricted Party, and as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer, (ii) the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the limited partnership interests or non-managing membership interests (as the case may be) in a Restricted Party other than Borrower; provided, however, no such transfers shall result in the change of voting control in such Restricted Party, and as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer, and (iii) a transfer (but not a pledge) made in good faith for estate planning purposes of an individual’s interest in any Restricted Party to one or more Family Members.

68 US_Active\112883187\V-7 (d) Notwithstanding anything to the contrary contained in this Section 5.2.10, at all times Guarantor must continue to control Borrower and own, directly or indirectly (whether by itself, or through any estate planning trusts for which it is a trustee), at least a 10% interest in Borrower. At all times following a transfer of the Property in accordance with the terms and provisions of Section 5.2.11 hereof, sponsor(s) and/or principal(s) approved by Lender pursuant to such Section 5.2.11 must continue to control the Transferee and the applicable replacement guarantor approved by Lender as required by such Section 5.2.11 and own, directly or indirectly, at least a 10% interest in such Transferee and such replacement guarantor. (e) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer in violation of this Section 5.2.10. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer. Notwithstanding anything to the contrary contained in this Section 5.2.10, (a) no transfer (whether or not such transfer shall constitute a Transfer) shall be made to any Prohibited Person, and (b) in the event that any transfer (whether or not such transfer shall constitute a Transfer), results in any Person and its Affiliates owning ten percent (10%) or more of the ownership interest in a Restricted Party Borrower shall provide to Lender, not less than thirty (30) days prior to such transfer, the name and identity of each proposed transferee, together with the names of its controlling principals, the social security number or employee identification number of such transferee and controlling principals, and such transferee’s and controlling principal’s home address or principal place of business, and home or business telephone number. (f) (Borrower shall at all times comply with the representations and covenants in Section 4.1.45 such that the same remain true, correct and not violated or breached. 5.2.11 Transfer and Assumption. Notwithstanding anything to the contrary contained in Section 5.2.10 hereof, Lender shall not unreasonably withhold its consent to a sale, assignment, or other transfer of the Property provided that (i) Lender receives prior written notice of such transfer, (ii) no Event of Default has occurred and is continuing both at the time such notice is given and as of the closing date of such transaction, (iii) no such sale, assignment or other transfer of the Property shall occur during the period that is ninety (90) days prior to a Secondary Market Transaction or the period that is ninety (90) days after a Secondary Market Transaction and (iv) upon the satisfaction of the following conditions precedent: (a) The identity, experience (including, without limitation, demonstrated expertise in owning and operating properties similar in location, size, class and operation to the Property), financial condition, creditworthiness (including, without limitation, no pending regulatory action or litigation and no existing defaults under any other permitted indebtedness), single purpose nature and bankruptcy remoteness of the transferee (“Transferee”) shall be satisfactory to Lender; (b) The identity, experience (including, without limitation, demonstrated expertise in owning and operating properties similar in location, size, class and operation to the Property), financial condition and creditworthiness (including, without limitation, no history of any bankruptcy or similar proceeding within the preceding ten (10) years) of the sponsor(s) or principals(s) of Transferee and of any party proposed to become a

69 US_Active\112883187\V-7 substitute Guarantor, as evidenced by financial statements and other information requested by Lender, shall be satisfactory to Lender; (c) The organizational documents of the Transferee and its sponsor(s) or principal(s) shall be in form and substance satisfactory to Lender; (d) Borrower or Transferee shall pay any and all costs incurred in connection with the transfer (including, without limitation, Lender’s attorneys’ fees and disbursements and all recording fees, transfer taxes, title insurance premiums and mortgage and intangible taxes), it being acknowledged and agreed that Borrower shall have this obligation if the transaction is not consummated; (e) The Transferee shall comply with all of the requirements of Section 4.1.36 hereof; (f) Transferee shall not be an Affiliate of either Borrower or Guarantor; (g) Transferee shall assume all of the obligations of Borrower under the Note, the Security Instrument, this Agreement and the other Loan Documents, and the sponsor(s) or principal(s) of Transferee and any other party approved by Lender as set forth in this Section 5.2.11 (or an Affiliate or principal thereof acceptable to Lender in all respects) shall assume all of the obligations of Guarantor under the Guaranty and the Environmental Indemnity, in each case, in a manner satisfactory to Lender in all respects, including, without limitation, by entering into an assumption agreement in form and substance satisfactory to Lender and delivering such legal opinions as Lender may reasonably require; (h) The Property shall be managed by a Qualified Manager following such transfer; (i) If a Securitization has occurred, Transferee shall deliver to Lender written confirmation from the Rating Agency that the transfer and the assumption by Transferee shall not result in a downgrade, withdrawal or qualification of the ratings then assigned to the Securities; (j) Transferee shall deliver an endorsement to the existing Title Insurance Policy in form and substance acceptable to Lender insuring the Security Instrument as modified by the assumption agreement, as a valid first lien on the Property and naming Transferee as owner of the Property, naming the then current holder of the Loan as the insured, bringing forward the date and time of the Title Insurance Policy to the date and time of the recording of the assumption agreement or a memorandum thereof, and addressing such other matters as Lender shall require, and which endorsement shall insure that as of the recording of the assumption agreement, the Property shall not be subject to any additional exceptions or liens other than those contained in the Title Insurance Policy; (k) Borrower shall pay to Lender an assumption fee equal to (x) one half of one percent (0.5%) of the outstanding principal balance of the Loan for the first

70 US_Active\112883187\V-7 assumption of the Loan and (y) one percent (1.0%) of the outstanding principal balance of the Loan for each additional assumption of the Loan; and (l) Transferee shall deliver to Lender an opinion of counsel from an independent law firm with respect to the substantive non-consolidation of Transferee and its constituent entities (partners, members or shareholders), which law firm and which opinion shall be satisfactory to (i) Lender, if a Securitization has not occurred, or (ii) Lender and the Rating Agencies, if a Securitization has occurred. Section 5.2.12 REA. Borrower shall not, without Lender’s prior written consent, such consent not to be unreasonably withheld: (a) surrender or terminate the REA, or (b) modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under any the REA. VI. INSURANCE; CASUALTY; CONDEMNATION Section 6.1 Insurance. (a) Borrower shall obtain and maintain, or cause to be obtained and maintained, Policies for Borrower and the Property providing at least the following coverages: (i) comprehensive “all risk” or “special form” insurance, including the peril of wind (named storms) on the Improvements and the Personal Property, in each case (A) in an amount equal to 100% of the “Full Replacement Cost,” which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing for no deductible in excess of $50,000 per occurrence, except for windstorm and earthquake, which shall provide for no deductible in excess of 5% of the total insurable value of the Property; and (D) providing “Ordinance or Law” coverage for loss to the undamaged portion of the Improvements, demolition and debris removal, and increased cost of construction in amounts acceptable to Lender, if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twenty-four (24) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this subsection; (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called “occurrence” form

71 US_Active\112883187\V-7 with a combined single limit of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate (and, if on a blanket policy, containing an “Aggregate Per Location” endorsement); (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an “if any” basis; (3) independent contractors; (4) blanket contractual liability for all insured contracts; and (5) contractual liability covering the indemnities contained in Article 10 of the Security Instrument to the extent the same is available; (iii) loss of rents and/or business interruption insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Sections 6.1(a)(i), (iv), and (vi) through (viii); (C) in an amount equal to 100% of the projected gross income from the Property (on an actual loss sustained basis) for eighteen (18) months. The amount of such business interruption/loss of rents insurance shall be determined prior to the Closing Date and at least once each year thereafter based on the greatest of: (x) Borrower’s reasonable estimate of the gross income from the Property and (y) the highest gross income received during the term of the Note for any full calendar year prior to the date the amount of such insurance is being determined, in each case for the succeeding eighteen (18) month period; and (D) containing a six (6) month extended period of indemnity endorsement. All insurance proceeds payable to Lender pursuant to this Section 6.1(a)(iii) shall be held by Lender and shall be applied to the Obligations secured hereunder from time to time due and payable hereunder and under the Note and this Agreement; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note and this Agreement except to the extent such amounts are actually paid out of the proceeds of such business interruption/loss of rents insurance; (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the existing coverage forms do not otherwise apply (A) commercial general liability and umbrella liability insurance covering claims related to the construction, repairs or alterations being made which are not covered by or under the terms or provisions of the insurance provided for in Section 6.1(a)(ii) and (ix); and (B) the insurance provided for in Section 6.1(a)(i) to be written in a so-called builder’s risk completed value form in amounts acceptable to Lender (1) on a non-reporting basis, (2) against all risks insured against pursuant to Section 6.1(a)(i), (3) shall include permission to occupy the Property, and (4) shall contain an agreed amount endorsement waiving co-insurance provisions; (v) to the extent Borrower has any direct employees, workers’ compensation, subject to the statutory limits of the State in which the Property is located, and employer’s liability insurance with a limit of at least $1,000,000.00

72 US_Active\112883187\V-7 per accident and per disease per employee, and $1,000,000.00 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable); (vi) equipment breakdown insurance, if applicable, in amounts as shall be required by Lender on terms consistent with the commercial property insurance policy required under Sections 6.1(a)(i) and (iii); (vii) if any portion of the Improvements or Personal Property is at any time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards (“SFHA”) pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the “Flood Insurance Acts”), flood hazard insurance of the following types and in the following amounts: coverage under a National Flood Insurance Program policy issued pursuant to the Flood Insurance Acts (the “Flood Insurance Policy”) for all such Improvements and/or Personal Property located in the SFHA in an amount equal to the maximum limit of building and/or contents coverage available for the Property under the Flood Insurance Acts, subject a deductible acceptable to Lender and coverage under a supplemental private Policy with a deductible acceptable to Lender and in an amount, which when added to the coverage provided under the Flood Insurance Policy, is sufficient to cover the lesser of (A) the value of the first floor and any sub-grade Improvements plus the loss of rents and/or business interruption insurance pursuant to Section 6.1(a)(iii), (B) the original principal balance of the Loan or (C) such other amount as may be reasonably acceptable to Lender; (viii) if required by Lender, earthquake, sinkhole and mine subsidence insurance in amounts equal to one times (1x) the probable maximum loss of the Property as determined by Lender in its sole discretion and in form and substance satisfactory to Lender, provided that the insurance pursuant to this Section 6.1(a)(viii) hereof shall be on terms consistent with the all risk insurance policy required under Section 6.1(a)(i) hereof; (ix) umbrella liability insurance in an amount not less than Twenty-Five Million and No/100 Dollars ($25,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under Section 6.1(a)(ii) hereof; (x) if Borrower owns any motor vehicles or has any direct employees, motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of One Million and No/100 Dollars ($1,000,000); (xi) such other insurance and in such amounts or as Lender from time to time may request against such other insurable hazards which at the

73 US_Active\112883187\V-7 time are commonly insured against for property similar to the Property located in or around the region in which the Property is located, and of this loan type. (b) All insurance provided for in Section 6.1(a) hereof shall be obtained under valid and enforceable policies (the “Policies” or in the singular, the “Policy”), in such forms and, from time to time after the date hereof, in such amounts as may be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the State in which the Property is located and approved by Lender. The insurance companies must have a claims paying ability/financial strength rating of “A” or better by S&P (provided, however for multi-layered policies, (A) if four (4) or fewer insurance companies issue the Policies, then at least 75% of the insurance coverage represented by the Policies must be provided by insurance companies with a rating of “A” or better by S&P, with no carrier below “BBB” with S&P or (B) if five (5) or more insurance companies issue the Policies, then at least sixty percent (60%) of the insurance coverage represented by the Policies must be provided by insurance companies with a rating of “A” or better by S&P, with no carrier below “BBB” with S&P (each such insurer shall be referred to below as a “Qualified Insurer”). Borrower will be required to maintain insurance against terrorism with amounts, terms and coverage consistent with those required under Sections 6.1(a)(i), (ii), (iii) and (ix) hereof. For so long as the Terrorism Risk Insurance Program Reauthorization Act of 2015 or subsequent statute, extension or reauthorization thereof (“TRIPRA”) is in effect and continues to cover both foreign and domestic acts of terrorism, Lender shall accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. The Policies required under Sections 6.1(a)(i), (ii), (iii) and (ix) hereof shall provide a waiver of subrogation in favor of Lender. Not less than fifteen (15) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Section 6.1(a), Borrower shall deliver certificates of insurance evidencing the renewal or successor Policies marked “premium paid” or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the “Insurance Premiums”). Borrower shall supply an original or certified copy of the original Policy within ten (10) days of request by Lender, provided that the Policy is available. (c) Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Lender and Lender’s interest is included therein as provided in this Agreement and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Section 6.1(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket policy, Borrower shall notify Lender of the same and shall cause complete copies of each Policy to be delivered as required in Section 6.1(a). Any blanket insurance Policy shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Section 6.1(a). Notwithstanding Lender’s approval of any umbrella or blanket liability or casualty Policy hereunder, Lender reserves the right, in its sole discretion, to require Borrower to obtain a separate Policy in compliance with this Section 6.1. (d) All Policies provided for or contemplated by Section 6.1(a) hereof, shall name Borrower as a named insured and, in the case of liability policies, except for the Policy referenced in Section 6.1(a)(v) and (x), shall name Lender as an additional insured, and in the case of property policies, including but not limited to boiler and machinery, loss of

74 US_Active\112883187\V-7 rents/business interruption, terrorism, earthquake and flood insurance, shall contain a standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender. Borrower shall promptly forward to Lender a copy of each written notice received by Borrower of any modification, reduction, non-renewal or cancellation of any of the Policies or of any of the coverages afforded under any of the Policies. (e) All Policies provided for in Section 6.1(a) hereof shall: (i) with respect to the Policies of property insurance, contain clauses or endorsements to the effect that (1) no act or negligence of Borrower, or anyone acting for Borrower, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, or foreclosure or similar action, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned (2) the Policy shall not be cancelled without at least thirty (30) days’ written notice to Lender, except for ten (10) days’ written notice for cancellation due to non-payment of premium; and (3) the issuer(s) of the Policies shall give written notice to Lender if the issuers elect not to renew the Policies prior to its expiration; (ii) with respect to the Policies of liability insurance, provide that the Policy shall not be cancelled without at least thirty (30) days’ written notice to Lender, except for ten (10) days’ written notice for cancellation due to non-payment of premium. If the issuers cannot or will not provide notice, the Borrower shall be obligated to provide such notice; and (iii) not contain any clauses or endorsements to the effect that Lender shall be liable for any Insurance Premiums thereon or subject to any assessments thereunder. (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses including, without limitation, reasonable attorneys’ fees, incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Security Instrument and shall bear interest at the Default Rate. (g) In the event of a foreclosure of the Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to the Policies then in force and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title. Section 6.2 Casualty. If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a “Casualty”), Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the

75 US_Active\112883187\V-7 Restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such Casualty, with such alterations as may be reasonably approved by Lender and otherwise in accordance with Section 6.4 hereof. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to, make proof of loss if not made promptly by Borrower. Section 6.3 Condemnation. Borrower shall promptly give Lender notice of the actual or threatened commencement of any proceeding for the Condemnation of all or any part of the Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall, promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 6.4 hereof. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt. Section 6.4 Restoration. The following provisions shall apply in connection with the Restoration of the Property: (a) If the Net Proceeds shall be less than the Restoration Threshold and the costs of completing the Restoration shall be less than the Restoration Threshold, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 6.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement. (b) If the Net Proceeds are equal to or greater than the Restoration Threshold or the costs of completing the Restoration is equal to or greater than the Restoration Threshold, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 6.4. The term “Net Proceeds” shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Section 6.1(a)(i), (iv), (vi), (vii), (viii) and (ix) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same (“Insurance Proceeds”), or (ii) the net amount of the Award, after deduction of its reasonable

76 US_Active\112883187\V-7 costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same (“Condemnation Proceeds”), whichever the case may be. (i) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions is met: (A) no Default or Event of Default shall have occurred and be continuing; (B) (1) in the event the Net Proceeds are Insurance Proceeds, less than forty percent (40%) of the total floor area of the Improvements on the Property has been damaged, destroyed or rendered unusable as a result of such Casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Property is taken, and such land is located along the perimeter or periphery of the Property, and no portion of the Improvements is located on such land; (C) Leases demising in the aggregate a percentage amount equal to or greater than ninety percent (90%) of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such Casualty or Condemnation, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such Casualty or Condemnation, whichever the case may be, and Borrower furnishes to Lender evidence satisfactory to Lender that all tenants under Leases shall continue to operate their respective space at the Property after the completion of the Restoration; (D) Borrower shall commence the Restoration as soon as reasonably practicable (but in no event later than thirty (30) days after such Casualty or Condemnation, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion in compliance with all Applicable Laws, including, without limitation, all applicable Environmental Laws; (E) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred as a result of the occurrence of any such Casualty or Condemnation, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Section 6.1(a)(iii) hereof, if applicable, or (3) by other funds of Borrower;

77 US_Active\112883187\V-7 (F) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date, or (2) six (6) months after the occurrence of such Casualty or Condemnation, or (3) the earliest date required for such completion under the terms of any Leases which are required in accordance with the provisions of this Section 6.4(b) to remain in effect subsequent to the occurrence of such Casualty or Condemnation and the completion of the Restoration, or (4) such time as may be required under Applicable Law, in order to repair and restore the Property to the condition it was in immediately prior to such Casualty or Condemnation or (5) the expiration of the insurance coverage referred to in Section 6.1(a)(iii) hereof; (G) the Property and the use thereof after the Restoration will be in compliance with and permitted under all Applicable Laws; (H) Lender shall be satisfied that the Debt Service Coverage Ratio after the completion of the Restoration shall be equal to or greater than 1.30 to 1.00; (I) such Casualty or Condemnation, as applicable, does not result in the total loss of access to the Property or the related Improvements; (J) Borrower shall deliver, or cause to be delivered, to Lender a signed detailed budget approved in writing by Borrower’s architect or engineer stating the entire cost of completing the Restoration, which budget shall be acceptable to Lender; (K) the Net Proceeds together with any Cash or Cash equivalent deposited by Borrower with Lender are sufficient in Lender’s discretion to cover the cost of the Restoration; and (L) the Management Agreement in effect as of the date of the occurrence of such Casualty or Condemnation, whichever the case may be, shall (1) remain in full force and effect during the Restoration and shall not otherwise terminate as a result of the Casualty or Condemnation or the Restoration or (2) if terminated, shall have been replaced with a Replacement Management Agreement with a Qualified Manager, prior to the opening or reopening of the Property or any portion thereof for business with the public. (ii) The Net Proceeds shall be held by Lender in an interest- bearing account and, until disbursed in accordance with the provisions of this

78 US_Active\112883187\V-7 Section 6.4(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic’s or materialman’s liens or notices of intention to file same, or any other Liens or encumbrances of any nature whatsoever on the Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy. (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the “Casualty Consultant”). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant’s fees, shall be paid by Borrower. (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term “Casualty Retainage” shall mean an amount equal to ten percent (10%), of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 6.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate Governmental Authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has

79 US_Active\112883187\V-7 supplied all materials in accordance with the provisions of the contractor’s, subcontractor’s or materialman’s contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy for the Property, and Lender receives an endorsement to such Title Insurance Policy insuring the continued priority of the Lien of the Security Instrument and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman. (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month. (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender in consultation with the Casualty Consultant, if any, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the “Net Proceeds Deficiency”) with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 6.4(b) shall constitute additional security for the Debt and other obligations under the Loan Documents. (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents. (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 6.4(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall approve, in its discretion. (d) Notwithstanding anything to the contrary set forth in this Agreement, with respect to a Casualty or a Condemnation, for so long as the Loan or any portion thereof is included in a Securitization, if the loan to value ratio (such value to be determined by

80 US_Active\112883187\V-7 the Lender in its sole discretion based on a commercially reasonable valuation method using only the portion of the Property which constitutes acceptable real estate collateral under the Code for a REMIC Trust) immediately after such Condemnation or Casualty, as the case may be, and prior to any Restoration (but taking into account any planned Restoration of the Property as if such planned Restoration were completed) is more than one hundred and twenty-five percent (125%), the principal balance of the Loan must be paid down by “qualified amount” as that term is defined in the IRS Revenue Procedure 2010-30, as the same may be amended, modified or supplemented from time to time (and no Yield Maintenance Premium or any other prepayment premium or fee shall be due in connection therewith), in order to meet the foregoing loan to value ratio unless Borrower delivers to Lender an opinion of counsel, acceptable to Lender in its reasonable discretion, that if such amount is not paid, such Securitization will not fail to meet applicable federal income tax qualification requirements or subject such Securitization to tax; provided, however, that if the immediately preceding provisions are no longer applicable under legal requirements relating to a REMIC Trust, Borrower shall comply with all legal requirements relating to a Casualty or Condemnation then in effect. VII. RESERVE FUNDS Section 7.1 Required Repair Funds. 7.1.1 Deposits to Required Repair Fund. On the Closing Date, Borrower shall deposit into an Eligible Account held by Lender or Servicer (the “Required Repair Account”) the amount set forth on Schedule III hereto to perform the Required Repairs for the Property. Amounts so deposited pursuant to this Section 7.1.1 shall be held in accordance with Section 7.9 hereof, and shall hereinafter be referred to as the “Required Repair Fund.” Borrower shall perform the repairs at the Property, as more particularly set forth on Schedule III hereto (such repairs hereinafter referred to as “Required Repairs”) on or before the required deadline for each repair as set forth on Schedule III, as such deadlines may be extended by Lender in Lender’s reasonable discretion. It shall be an Event of Default under this Agreement if (a) Borrower does not complete the Required Repairs at the Property by the required deadline for each repair as set forth on Schedule III, or (b) Borrower does not satisfy each condition contained in Section 7.1.2 hereof. Upon the occurrence of an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Required Repairs or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender’s right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents. 7.1.2 Release of Required Repair Funds. Lender shall disburse to Borrower the Required Repair Funds from the Required Repair Account from time to time upon satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a written request for payment to Lender at least thirty (30) days prior to the date on which Borrower requests such payment be made and specifies the Required Repairs to be paid, (b) on the date such request is received by Lender and on the date such

81 US_Active\112883187\V-7 payment is to be made, no Default or Event of Default shall exist and be continuing, (c) Lender shall have received an Officers’ Certificate (i) stating that all Required Repairs at the Property to be funded by the requested disbursement have been completed in good and workmanlike manner and, to the best of Borrower’s knowledge, in accordance with all Legal Requirements and Environmental Laws, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required to commence and/or complete the Required Repairs, (ii) identifying each Person that supplied materials or labor in connection with the Required Repairs with respect to the reimbursement to be funded by the requested disbursement, and (iii) stating that each such Person has been paid in full upon such disbursement, such Officers’ Certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (d) at Lender’s option, a title search for the Property indicating that the Property is free from all Liens, claims and other encumbrances not previously approved by Lender, and (e) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs to be funded by the requested disbursement have been completed and are paid for upon such disbursement to Borrower. Lender shall not be required to make disbursements from the Required Repair Account unless such requested disbursement is in an amount equal to or greater than the Minimum Disbursement Amount (or a lesser amount if the total amount in the Required Repair Account is less than Minimum Disbursement Amount, in which case only one disbursement of the amount remaining in the account shall be made). Lender shall not be obligated to make disbursements from the Required Repair Account in excess of the amount allocated for the Property as set forth on Schedule III hereof. Upon the earlier of (1) Borrower’s completion of all Required Repairs to the satisfaction of Lender (provided Borrower has supplied Lender with evidence satisfactory to Lender of payment of all Required Repairs applicable to the Property and, if requested by Lender, waivers of liens and/or a title search of the Property or an endorsement to the mortgagee’s title insurance policy), so long as no Event of Default is then continuing or (2) payment in full by Borrower of all sums evidenced by the Note and secured by the Security Instrument and release by Lender of the Lien of the Security Instrument, Lender shall disburse to Borrower all remaining Required Repair Funds, if any. Section 7.2 Tax and Insurance Escrow Fund. In addition to the initial deposits with respect to real estate property taxes and, if applicable, Insurance Premiums made by Borrower to Lender on the Closing Date to be held in Eligible Accounts by Lender or Servicer and hereinafter respectively referred to as the “Tax Account” and the “Insurance Premium Account”, Borrower shall pay (or cause to be paid) on each Payment Date (a) one-twelfth of the real estate property taxes (the “Monthly Tax Deposit”) that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate in the Tax Account sufficient funds to pay all such real estate property taxes at least thirty (30) days prior to their respective due dates; and (b) at the option of Lender, if the liability or casualty Policy maintained by Borrower covering the Property shall not constitute an approved blanket or umbrella Policy pursuant to Section 6.1(c) hereof, or Lender shall require Borrower to obtain a separate Policy pursuant to Section 6.1(c) hereof, one-twelfth of the Insurance Premiums (the “Monthly Insurance Premium Deposit”) that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate in the Insurance Premium Account sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (all such amounts in (a) and (b) above, collectively the “Tax and Insurance Escrow Fund”). The Tax and Insurance Escrow Fund and

82 US_Active\112883187\V-7 the payments of interest or principal or both, payable pursuant to the Note and this Agreement, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. So long as no Event of Default is continuing, Lender will apply the Tax and Insurance Escrow Fund to payments of real estate property taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 5.1.2 and 6.1 hereof, respectively. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to real estate property taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for real estate property taxes and Insurance Premiums pursuant to Sections 5.1.2 and 6.1 hereof, respectively, then Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. In allocating such excess, Lender may interact with the Person shown on the records of Lender to be the owner of the Property. Any amount remaining in the Tax and Insurance Escrow Fund after the Debt has been paid in full shall be returned to Borrower. If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay real estate property taxes and Insurance Premiums by the dates set forth in clauses (a) and (b) of the first sentence of this Section 7.2, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to the Tax Account and/or the Insurance Premium Account, respectively, by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the real estate property taxes and/or thirty (30) days prior to expiration of the Policies, as the case may be. Section 7.3 Replacements and Replacement Reserve Fund. 7.3.1 Deposits to Replacement Reserve Fund. Borrower shall deposit into an Eligible Account held by Lender or Servicer (the “Replacement Reserve Account”) on each Payment Date $2,247.67 (the “Replacement Reserve Monthly Deposit”) for replacements and repairs required to be made to the Property during the calendar year (collectively, the “Replacements”). Amounts so deposited shall hereinafter be referred to as the “Replacement Reserve Fund”. Lender may reassess its estimate of the amount necessary for the Replacement Reserve Fund from time to time, and, following such reassessment, may increase or decrease the monthly amounts required to be deposited into the Replacement Reserve Fund upon thirty (30) days’ notice to Borrower if Lender determines in its sole discretion that an increase or decrease is necessary to maintain the proper maintenance and operation of the Property. 7.3.2 Disbursements from Replacement Reserve Account. (a) Lender shall make disbursements from the Replacement Reserve Account to reimburse Borrower only for the costs of the Replacements. Lender shall not be obligated to make disbursements from the Replacement Reserve Account to reimburse Borrower for the costs of routine maintenance to the Property. (b) Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 7.3.2, disburse to Borrower amounts from the Replacement Reserve Account necessary to reimburse Borrower for the actual approved costs

83 US_Active\112883187\V-7 and Replacements upon completion of such Replacements (or, upon partial completion in the case of Replacements made pursuant to Section 7.3.2(e)) as determined by Lender. In no event shall Lender be obligated to disburse funds from the Replacement Reserve Account if a Default or an Event of Default exists. (c) Each request for disbursement from the Replacement Reserve Account shall be in a form specified or approved by Lender and shall specify (i) the specific Replacements for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which the disbursement is requested. With each request Borrower shall certify that, to the best of Borrower’s knowledge, all Replacements have been made in accordance with all applicable Legal Requirements of any Governmental Authority having jurisdiction over the Property to which the Replacements are being provided. Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided and, unless Lender has agreed to issue joint checks as described below in connection with a particular Replacement, each request shall include evidence satisfactory to Lender of payment of all such amounts. Except as provided in Section 7.3.2(e), each request for disbursement from the Replacement Reserve Account shall be made only after completion of the Replacement for which disbursement is requested. Borrower shall provide Lender evidence of completion satisfactory to Lender in its reasonable judgment. (d) Borrower shall pay all invoices in connection with the Replacements with respect to each request for disbursement prior to submitting such request for disbursement from the Replacement Reserve Account or, at the request of Borrower, Lender will issue joint checks, payable to Borrower and the contractor, supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with a Replacement. In the case of payments made by joint check, Lender may require a waiver of lien from each Person receiving payment prior to Lender’s disbursement from the Replacement Reserve Account. In addition, as a condition to any disbursement, Lender may require Borrower to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $25,000 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to the requirements of Applicable Law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current reimbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request). (e) If the contractor performing such Replacement requires periodic payments pursuant to terms of a written contract (and if such contract is for work the cost of which exceeds $25,000.00 and Lender has approved in writing in advance such contract), a request for reimbursement from the Replacement Reserve Account may be made after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of the work, (B) the materials for which the request is

84 US_Active\112883187\V-7 made are on site at the Property and are properly secured or have been installed in the Property, (C) all other conditions in this Section 7.3 for disbursement have been satisfied, (D) funds remaining in the Replacement Reserve Account are, in Lender’s judgment, sufficient to complete such Replacement and other Replacements when required, and (E) if required by Lender, each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor. (f) Borrower shall not make a request for disbursement from the Replacement Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) the total cost of all Replacements in any request shall not be less than Minimum Disbursement Amount. 7.3.3 Performance of Replacements. (a) Borrower shall make Replacements when required in order to keep the Property in condition and repair consistent with other first class, full service offices in the same market segment in the metropolitan area in which the Property is located, and to keep the Property or any portion thereof from deteriorating. Borrower shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement. (b) Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Replacements. Upon Lender’s request, Borrower shall assign any contract or subcontract to Lender. (c) In the event Lender determines in its reasonable discretion that any Replacement is not being performed in a workmanlike or timely manner or that any Replacement has not been completed in a workmanlike or timely manner, Lender shall have the option to withhold disbursement for such unsatisfactory Replacement and to proceed under existing contracts or to contract with third parties to complete such Replacement and to apply the Replacement Reserve Fund toward the labor and materials necessary to complete such Replacement, without providing any prior notice to Borrower and to exercise any and all other remedies available to Lender upon an Event of Default hereunder. (d) In order to facilitate Lender’s completion or making of the Replacements pursuant to Section 7.3.3(c) above, Borrower grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Replacements and/or employ watchmen to protect the Property from damage. All sums so expended by Lender, to the extent not from the Replacement Reserve Fund, shall be deemed to have been advanced under the Loan to Borrower and secured by the Security Instrument. For this purpose, Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Replacements in the name of Borrower. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrower empowers said attorney-in-fact as follows: (i) to use any funds in the Replacement Reserve Account for the purpose of making or completing the Replacements; (ii) to make such additions, changes and corrections to the Replacements as shall be necessary or

85 US_Active\112883187\V-7 desirable to complete the Replacements; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become a Lien against the Property, or as may be necessary or desirable for the completion of the Replacements, or for clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement. (e) Nothing in this Section 7.3.3 shall: (i) make Lender responsible for making or completing the Replacements; (ii) require Lender to expend funds in addition to the Replacement Reserve Fund to make or complete any Replacement; (iii) obligate Lender to proceed with the Replacements; or (iv) obligate Lender to demand from Borrower additional sums to make or complete any Replacement. (f) Borrower shall permit Lender and Lender’s agents and representatives (including, without limitation, Lender’s engineer, architect, or inspector) or third parties making Replacements pursuant to this Section 7.3.3 to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at the Property, and to complete any Replacements made pursuant to this Section 7.3.3. Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender’s representatives or such other persons described above in connection with inspections described in this Section 7.3.3(f) or the completion of Replacements pursuant to this Section 7.3.3. (g) Lender may require an inspection of the Property at Borrower’s expense prior to making a monthly disbursement from the Replacement Reserve Account in order to verify completion of the Replacements for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve Account. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional. (h) The Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic’s, materialmen’s or other Liens. (i) Before each disbursement from the Replacement Reserve Account, Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic’s or materialmen’s Liens or other Liens of any nature have been placed against the Property since the date of recordation of the Security Instrument and that title to the Property is free and clear of all Liens (other than the Lien of the Security Instrument and other Permitted Encumbrances).

86 US_Active\112883187\V-7 (j) All Replacements shall comply with all applicable Legal Requirements of all Governmental Authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters. (k) In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen’s compensation insurance, builder’s risk, and public liability insurance and other insurance to the extent required under Applicable Law in connection with a particular Replacement. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender. 7.3.4 Failure to Make Replacements. (a) It shall be an Event of Default under this Agreement if Borrower fails to comply with any provision of this Section 7.3 and such failure is not cured within thirty (30) days after notice from Lender. Upon the occurrence of an Event of Default, Lender may use the Replacement Reserve Fund (or any portion thereof) for any purpose, including but not limited to completion of the Replacements as provided in Sections 7.3.3(c) and 7.3.3(d), or for any other repair or replacement to the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender’s right to withdraw and apply the Replacement Reserve Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents. (b) Nothing in this Agreement shall obligate Lender to apply all or any portion of the Replacement Reserve Fund on account of an Event of Default to payment of the Debt or in any specific order or priority. 7.3.5 Balance in the Replacement Reserve Account. The insufficiency of any balance in the Replacement Reserve Account shall not relieve Borrower from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents. Section 7.4 Rollover Reserve Fund. 7.4.1 Deposits to Rollover Reserve Fund. Borrower shall deposit into an Eligible Account held by Lender or Servicer (the “Rollover Reserve Account”) (i) on the Closing Date, funds in the amount of $200,000.00 (the “Initial Rollover Reserve Deposit”), and (ii) on each Payment Date the sum of $6,743.00 (the “Monthly Rollover Reserve Deposit” and, collectively with the Initial Rollover Reserve Deposit, the “Rollover Reserve Deposit”), which amounts, together with all Lease Termination Payments shall be deposited in the Rollover Reserve Account for tenant improvement and leasing commission obligations incurred following the Closing Date. Amounts so deposited shall hereinafter be referred to as the “Rollover Reserve Fund” Notwithstanding anything herein to the contrary, upon Lender’s receipt of evidence satisfactory to Lender that either (i) Caremark has renewed the term of the Caremark Lease for a term and upon terms and conditions acceptable to Lender, or (ii) a Lease with a replacement tenant acceptable to Lender and upon terms and conditions acceptable to Lender, is in full force

87 US_Active\112883187\V-7 and effect with respect to the Caremark Premises and the tenant thereunder is in occupancy of the Caremark Premises and is paying full unabated rent thereunder (collectively a “Caremark Occupancy Event”), provided no Event of Default is then in existence, Lender shall disburse to Borrower all funds held in the Rollover Reserve Account in excess of an amount equal to $323,655.00 (the “Rollover Reserve Cap”). From and after the occurrence of such Caremark Occupancy Event, Borrower shall not be required to make monthly deposits to the Rollover Reserve Account to the extent that any such deposit would increase the amount then held in the Rollover Reserve Account (after deducting any pending disbursement requests therefrom) above the Rollover Reserve Cap. For avoidance of doubt, Borrower shall remain obligated at all times to deposit all Lease Termination Payments, if any, into the Rollover Reserve Account. If at any time the amount of funds in the Rollover Reserve Account is thereafter less than the Rollover Reserve Cap, then Borrower shall commence and continue making monthly deposits to the Rollover Reserve Account as set forth herein. 7.4.2 Withdrawal of Rollover Reserve Funds. Lender shall make disbursements from the Rollover Reserve Fund for tenant improvement and leasing commission obligations incurred by Borrower. All such expenses shall be approved by Lender in its sole discretion. Provided no Event of Default is then continuing, Lender shall make disbursements as requested by Borrower on a quarterly basis in increments of no less than the Minimum Disbursement Amount upon delivery by Borrower of Lender’s standard form of draw request accompanied by copies of paid invoices for the amounts requested and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may require an inspection of the Property at Borrower’s expense prior to making a quarterly disbursement in order to verify completion of improvements for which reimbursement is sought. Section 7.5 Existing Tenant Improvement Reserve Fund. 7.5.1 Deposits to Existing Tenant Improvement Reserve Fund. On the Closing Date, Borrower shall deposit into an Eligible Account held by Lender or Servicer (the “Existing Tenant Improvement Reserve Account”) (i) funds in the amount of $45,000.00, to deposited with and held by Lender for payment of the costs of the ATR Tenant Improvements (the “ATR Tenant Improvement Reserve Funds”), and (ii) funds in the amount of $334,000.00, to deposited with and held by Lender for payment of the costs of the ICP Tenant Improvements (the “ICP Tenant Improvement Reserve Funds” and, collectively with the ATR Tenant Improvement Reserve Deposit, the “Existing Tenant Improvement Reserve Funds”). 7.5.2 Withdrawals of Existing Tenant Improvement Reserve Funds. Provided that no Event of Default is then in existence, Lender shall make disbursements (i) from the ATR Tenant Improvement Reserve Funds to pay the costs and expenses of the ATR Tenant Improvements, and (ii) from the ICP Tenant Improvement Reserve Funds to pay the costs and expenses of the ICP Tenant Improvements, all in accordance with the terms and conditions of this paragraph. All such costs and expenses shall be approved by Lender in its reasonable discretion. Provided no Event of Default is then continuing, Lender shall make

88 US_Active\112883187\V-7 such disbursements as requested by Borrower on a monthly basis upon delivery by Borrower of Lender’s standard form of draw request accompanied by copies of invoices for the amounts requested, evidence reasonably satisfactory to Lender that the ATR Tenant Improvements or, as applicable, the ICP Tenant Improvements, for which disbursement is sought have been completed and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may require an inspection of the Property at Borrower’s expense prior to making a monthly disbursement in order to verify completion of the ATR Tenant Improvements or, as applicable, the ICP Tenant Improvements, for which disbursement is sought. Section 7.6 Operating Expense Fund. On each Payment Date during the continuance of a Trigger Period, Borrower shall deposit (or shall cause there to be deposited) into an Eligible Account held by Lender or Servicer (the “Operating Expense Account”) an amount equal to the aggregate amount of Approved Operating Expenses and Approved Extraordinary Expenses to be incurred by Borrower for the then current Interest Accrual Period (such amount, the “Op Ex Monthly Deposit”). Amounts deposited pursuant to this Section 7.6 are referred to herein as the “Operating Expense Fund.” Provided no Event of Default has occurred and is continuing, Lender shall disburse the Operating Expense Funds to Borrower to pay Approved Operating Expenses and/or Approved Extraordinary Expenses upon Borrower’s request (which such request shall be accompanied by an Officer’s Certificate detailing the applicable expenses to which the requested disbursement relates and attesting that such expense shall be paid with the requested disbursement). Section 7.7 Intentionally Omitted. Section 7.8 Excess Cash Reserve Fund. 7.8.1 Deposits to Excess Cash Reserve Fund. On each Payment Date occurring on and after the occurrence and continuance of a Trigger Period, Borrower shall deposit (or cause to be deposited) into an Eligible Account with Lender or Servicer (the “Excess Cash Reserve Account”) an amount equal to the Excess Cash Flow generated by the Property for the immediately preceding Interest Accrual Period. All amounts deposited in the Excess Cash Reserve Account shall be hereinafter referred to as the “Excess Cash Reserve Fund”. 7.8.2 Withdrawal of Excess Cash Reserve Funds. The Excess Cash Reserve Fund shall be held by Lender in the Excess Cash Reserve Account as additional collateral for the Loan. Provided no Event of Default has occurred and is continuing, Borrower may request that Lender apply any amounts in the Excess Cash Reserve Account toward any of the following, which request may be accepted or denied by Lender in its sole discretion: (i) in the event that there are insufficient funds in the Debt Service Account on a Payment Date to pay the Monthly Debt Service Payment Amount, to the Debt Service Account to be applied to such Monthly Debt Service Payment Amount in the amount of such shortfall, (ii) upon at least ten (10) Business Days prior written notice from Borrower to Lender, to pay for Operating Expenses, provided such Operating Expenses are shortfalls in budgeted expenses which are consistent with the Approved Annual Budget or are otherwise reasonably approved by Lender determined by Lender, (iii) to the extent there are insufficient cash flows to make any monthly deposit to any Reserve Fund in accordance with Section 3.7 hereof, to make such deposit(s), and/or (iv)

89 US_Active\112883187\V-7 payment of any other expenditures of Borrower reasonably approved by Lender. On the Payment Date occurring immediately after the cessation of a Trigger Period, Lender shall disburse the amounts then on deposit in the Excess Cash Reserve Account to the Borrower’s Operating Account, provided that no other Trigger Period is then continuing. Section 7.9 Reserve Funds, Generally. (a) Borrower hereby grants to Lender a first-priority perfected security interest in each of the Reserve Funds and the Accounts and in any and all monies now or hereafter deposited in each Reserve Fund and Account as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Funds and the Accounts shall constitute additional security for the Debt. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Documents, upon the occurrence and during the continuance of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Funds to the payment of the Debt in any order in its sole discretion. (c) The Reserve Funds shall not constitute trust funds and may be commingled with other monies held by Lender. (d) Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Reserve Fund or Account or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. (e) Borrower shall indemnify Lender and hold Lender harmless from and against any and all Losses arising from or in any way connected with the Reserve Funds or the Accounts or the performance of the obligations for which the Reserve Funds or the Accounts were established, except to the extent arising from the gross negligence or willful misconduct of Lender, its agents or employees. Borrower shall assign to Lender all rights and claims Borrower may have against all Persons supplying labor, materials or other services which are to be paid from or secured by the Reserve Funds or the Accounts; provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred and is then continuing. VIII. DEFAULTS Section 8.1 Event of Default. (a) Each of the following events shall constitute an event of default hereunder (an “Event of Default”): (i) if (A) any Monthly Debt Service Payment or the payment due on the Maturity Date is not paid when due under the Loan Documents or (B) any other portion of the Debt is not paid when due and such non-payment

90 US_Active\112883187\V-7 continues for five (5) days following notice to Borrower that the same is due and payable; (ii) if any of the Taxes or Other Charges are not paid on or before the date when the same are due and payable (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of Section 7.2 hereof); (iii) if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Lender within ten (10) days after Lender’s written request; (iv) if Borrower transfers or encumbers any portion of the Property or any direct or indirect ownership interest in a Restricted Party in violation of the provisions of Sections 5.2.10 or 5.2.11 hereof or Article 7 of the Security Instrument; (v) if any representation or warranty made by Borrower, Principal, or Guarantor herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made; provided, however, (i) if Borrower did not know any such representation was false or misleading in any material respect when made and (ii) if the condition causing the representation or warranty to be false or misleading is (x) susceptible of being cured and (y) not reasonably likely to have a Material Adverse Effect, then such false or misleading representation shall be an Event of Default hereunder only if such condition is not cured within twenty (20) Business Days of the earlier of (1) written notice from Lender or (2) the date any Borrower Party first becomes aware of the same; (vi) if Borrower, Principal, Guarantor or any other guarantor or indemnitor under any guaranty or indemnity, respectively, issued in connection with the Loan shall make an assignment for the benefit of creditors; (vii) if a receiver, liquidator or trustee shall be appointed for Borrower, Principal, Guarantor or any other guarantor or indemnitor under any guarantee or indemnity, respectively issued in connection with the Loan or if Borrower, Principal, Guarantor or such other guarantor or indemnitor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to the Bankruptcy Code, or any similar federal or State law, shall be filed by or against, consented to, or acquiesced in by, Borrower, Principal, Guarantor or such other guarantor or indemnitor, or if any proceeding for the dissolution or liquidation of Borrower, Principal, Guarantor or such other guarantor or indemnitor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, Principal, Guarantor or such other guarantor or

91 US_Active\112883187\V-7 indemnitor, upon the same not being discharged, stayed or dismissed within sixty (60) days; (viii) if Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents; (ix) if Borrower violates or does not comply with any of the provisions of Sections 5.1.17 or 5.2 hereof in any material respect; (x) if a default has occurred and continues beyond any applicable cure period under the Management Agreement (or any Replacement Management Agreement) if such default permits the Manager thereunder to terminate or cancel the Management Agreement (or any Replacement Management Agreement); (xi) if Borrower or Principal, if applicable, violates or otherwise does not comply with any of the provisions of Section 4.1.36 hereof; provided, however, such violation or breach shall not constitute an Event of Default if (w) Borrower had no knowledge of such breach as of the Closing Date, (x) such violation or breach is not intentional, (y) such violation or breach is immaterial, and (z) such violation or breach shall be remedied in a timely and expedient manner and in any event within not more than thirty (30) days from the earlier of (1) written notice from Lender or (2) the date any Borrower Party first becomes aware of the such breach; (xii) if the Property becomes subject to any mechanic’s, materialman’s or other Lien other than a Lien for local real estate taxes and assessments (excluding any PACE Lien) not then due and payable and the Lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days; (xiii) if any federal tax lien or state or local income tax lien is filed against Borrower, Principal, Guarantor or the Property and same is not discharged of record within thirty (30) days after same is filed; (xiv) if (A) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 5.2.8 hereof, (B) Borrower is a Plan or a Governmental Plan or its assets constitute Plan Assets; or (C) Borrower consummates a Prohibited Transaction or Prohibited Governmental Transaction; (xv) if Borrower shall fail to deliver to Lender, within ten (10) Business Days after request by Lender, the estoppel certificates required pursuant to the terms of Section 5.1.13 hereof; (xvi) if any default occurs under any guaranty or indemnity executed in connection herewith (including, without limitation, the Guaranty and

92 US_Active\112883187\V-7 the Environmental Indemnity) and such default continues after the expiration of applicable grace periods, if any; (xvii) if Borrower shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to the Security Instrument; (xviii) with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period; (xix) intentionally omitted; (xx) intentionally omitted; (xxi) intentionally omitted; (xxii) if there shall be a default under the Security Instrument or any of the other Loan Documents beyond any applicable notice and cure periods contained in such documents, whether as to Borrower or the Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt; (xxiii) if there shall occur an “Event of Default” specifically identified in other Sections of this Agreement or in any of the other Loan Documents; or (xxiv) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xxiii) above, for ten (10) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Borrower shall have commenced to cure such Default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed sixty (60) days. (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi) or (vii) above) and at any time thereafter, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to all or the Property,

93 US_Active\112883187\V-7 including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and any or all of the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi) or (vii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding. Section 8.2 Remedies. (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any part of the Property or any other Collateral. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by Applicable Law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by Applicable Law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any “one action” or “election of remedies” law or rule, and (ii) all Liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the other Collateral and Security Instrument has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full. (b) During the continuance of any Event of Default (including an Event of Default resulting from a failure to satisfy the insurance requirements specified herein), Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, take any action to cure such Event of Default. Lender may enter upon any or all of the Property upon reasonable notice to Borrower for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Collateral or to foreclosure the Security Instrument or collect the Indebtedness. The costs and expenses incurred by Lender in exercising rights under this Section (including reasonable attorneys’ fees), with interest at the Default Rate for the period after notice from Lender that such costs or expenses were incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by the Security Instrument and the other Loan Documents and shall be due and payable to Lender upon demand therefor. (c) With respect to Borrower and the Property, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to the Property or Collateral for the satisfaction of any of the Debt in preference or priority to any other Property or Collateral, and Lender may seek satisfaction out of all of the Property or any other

94 US_Active\112883187\V-7 Collateral or any part thereof, in its absolute discretion in respect of the Debt. In addition, Lender shall have the right from time to time to partially foreclose the Security Instrument in any manner and for any amounts secured by the Security Instrument then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose the Security Instrument to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose the Security Instrument to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by the Security Instrument as Lender may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Security Instrument to secure payment of sums secured by the Security Instrument and not previously recovered. (d) Lender shall have the right, from time to time, to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the “Severed Loan Documents”) in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Lender of Lender’s intent to exercise its rights under such power. The Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date. Section 8.3 Remedies Cumulative; Waivers. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender’s rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender’s sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one or more Defaults or Events of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

95 US_Active\112883187\V-7 IX. SPECIAL PROVISIONS Section 9.1 Sale of Notes and Securitization. (a) Lender shall have the right, at any time, (i) to sell or otherwise transfer the Loan (or any portion thereof and/or interest therein) and any or all servicing rights with respect thereto, (ii) to grant participation interests in the Loan (or any portion thereof and/or interest therein) or (iii) to securitize the Loan (or any portion thereof and/or interest therein) in a single asset securitization or pooled asset securitization. Each of the transactions referred to in clauses (i), (ii) and (iii) above shall each hereinafter be referred to as a “Secondary Market Transaction” and the transactions referred to in clause (iii) shall hereinafter be referred to as a “Securitization.” Any certificates, notes or other securities issued in connection with a Securitization are hereinafter referred to as “Securities”. (b) If requested by Lender, Borrower and Guarantor shall assist Lender in satisfying the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with any Secondary Market Transaction, including, without limitation, to: (i) provide such financial and other information with respect to the Property, Borrower, Guarantor and Manager, (ii) provide budgets relating to the Property and (iii) to perform or permit or cause to be performed or permitted site inspection, appraisals, market studies, environmental reviews and reports (Phase I’s and, if appropriate, Phase II’s), engineering reports and other due diligence investigations of the Property, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the “Provided Information”), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies; (ii) if required by the Rating Agencies, deliver (i) revised opinions of counsel as to due execution and enforceability with respect to the Property, Borrower, Guarantor, Sponsor, Principal and their respective Affiliates and the Loan Documents, and (ii) revised organizational documents for Borrower, Guarantor and Principal and their respective Affiliates (including, without limitation, such revisions as are necessary to comply with the provisions of Section 4.1.36 hereof), which counsel, opinions and organizational documents shall be satisfactory to Lender and the Rating Agencies; (iii) if required by the Rating Agencies, deliver such additional tenant estoppel letters, subordination agreements or other agreements from parties to agreements that affect the Property, which estoppel letters, subordination agreements or other agreements shall be satisfactory to Lender and the Rating Agencies;

96 US_Active\112883187\V-7 (iv) execute such amendments to the Loan Documents and organizational documents as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the applicable Secondary Market Transaction; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (except for modifications and amendments required to be made pursuant to Section (v) below,) (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note (i.e., the Monthly Debt Service Payments), or (ii) modify or amend any other material economic term of the Loan or otherwise impose additional obligations or liabilities on Borrower in any material respect; (v) if Lender elects, in its sole discretion, prior to or upon a Secondary Market Transaction, to split the Loan into two or more parts, or the Note into multiple component notes or tranches which may have different interest rates, amortization payments, principal amounts, payment priorities and maturities, Borrower and Guarantor agree to cooperate with Lender in connection with the foregoing and to execute the required modifications and amendments to the Note, this Agreement and the Loan Documents and to provide opinions necessary to effectuate the same. The Note or its components may be assigned different interest rates, so long as the initial weighted average of such interest rates does not exceed the Applicable Interest Rate; (vi) make such representations and warranties as of the closing date of the Secondary Market Transaction with respect to the Property, Borrower, and Guarantor, and the Loan Documents as are customarily provided in such transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; and (vii) supply to Lender such documentation, financial statements and reports in form and substance required for Lender to comply with Regulation AB of the federal securities law, if applicable. (c) All reasonable third party costs and expenses incurred by Lender or Borrower in connection with Borrower’s or Guarantor’s complying with requests made under this Section 9.1 shall be paid by Borrower and Guarantor. Section 9.2 Securitization Indemnification. (a) Borrower and Guarantor understand that certain of the Provided Information may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus supplement, private placement memorandum, offering circular or other offering document (each a “Disclosure Document”) and may also be included in filings (an “Exchange Act Filing”) with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or provided or made available to Investors or

97 US_Active\112883187\V-7 prospective Investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower and Guarantor will cooperate with the holder of the Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects. (b) Borrower and Guarantor agree to provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, or (iii) collateral and structured term sheets or similar materials, an indemnification certificate (A) certifying that Borrower has carefully examined such memorandum or prospectus or term sheets, as applicable, including without limitation, the sections entitled “Special Considerations,” “Description of the Mortgages,” “Description of the Mortgage Loans and Mortgaged Property,” “The Manager,” “The Borrower” and “Certain Legal Aspects of the Mortgage Loan,” and such sections (and any other sections reasonably requested) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender (and for purposes of this Section 9.2, Lender hereunder shall include its officers and directors), the Affiliate of Barclays Capital Real Estate Inc. (“Barclays”) that has filed the registration statement relating to the Securitization (the “Registration Statement”), each of its directors, each of its officers who have signed the Registration Statement and each Person who controls the Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Barclays Group”), and Barclays, each of its directors and each Person who controls Barclays within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the “Underwriter Group”) for any losses, claims, damages or liabilities (collectively, the “Liabilities”) to which Lender, the Barclays Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such sections described in clause (A) above, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse Lender, the Barclays Group and the Underwriter Group for any legal or other expenses reasonably incurred by Lender the Barclays Group and the Underwriter Group in connection with investigating or defending the Liabilities; provided, however, that Borrower. Guarantor will be liable in any such case under clauses (B) or (C) above only to the extent that any such Liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower and Guarantor in connection with the preparation of the memorandum or prospectus or in connection with the underwriting of the debt, including, without limitation, financial statements of Borrower and Guarantor, operating statements, rent rolls, environmental site assessment reports and Property condition reports. This indemnification will be in addition to any liability which Borrower, Guarantor may otherwise have. Moreover, the indemnification provided for in clauses (B) and (C) above shall be effective whether or not an indemnification certificate described in (A) above is provided and shall be applicable based on information previously provided by Borrower, Guarantor or their respective Affiliates if Borrower, Guarantor do not provide the indemnification certificate.

98 US_Active\112883187\V-7 (c) In connection with filings under the Exchange Act, Borrower, Guarantor agree to indemnify (i) Lender, the Barclays Group and the Underwriter Group for Liabilities to which Lender, the Barclays Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information a material fact required to be stated in the Provided Information in order to make the statements in the Provided Information, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender, the Barclays Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Barclays Group or the Underwriter Group in connection with defending or investigating the Liabilities. (d) Promptly after receipt by an indemnified party under this Section 9.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9.2, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this Section 9.2 the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one such separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party. (e) In order to provide for just and equitable contribution in circumstances in which the indemnifications provided for in Section 9.2(b) or (c) is or are for any reason held to be unenforceable by an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 9.2(b) or (c), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Barclays’ and Borrower’s, Guarantor’s relative knowledge and access to information concerning the matter

99 US_Active\112883187\V-7 with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender, Borrower, Guarantor hereby agree that it would not be equitable if the amount of such contribution were determined solely by pro rata or per capita allocation. (f) The liabilities and obligations of Borrower, Guarantor and Lender under this Section 9.2 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt. Section 9.3 Servicer. At the option of Lender, the Loan may be serviced by a servicer/trustee (the “Servicer”) selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the “Servicing Agreement”) between Lender and Servicer. Upon the appointment of a Servicer, to the extent of the delegation to such Servicer, the term “Lender” shall be deemed to include the “Servicer”. Borrower shall be responsible for any set- up fees, or any other initial costs relating to the appointment of any Servicer, provided, however, that Borrower shall not be responsible for payment of the monthly servicer fee due to Servicer. Notwithstanding the foregoing, Borrower shall pay (i) all consent, review and processing fees of Servicer and any related third party costs, (ii) any liquidation fees that may be due Servicer in connection with the exercise of any or all remedies permitted under the Loan Documents, (iii) any workout fees and special servicing fees that may be due to Servicer, which fees may be due on a period or continuing basis and (iv) the costs of all property inspection and/or appraisals of the Property (or any updates to any existing inspection or appraisal) (all such fees, collectively, the “Servicing Fee”). Section 9.4 Exculpation. (a) Except as otherwise provided herein, in the Security Instrument or in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Agreement, the Note or the Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Agreement, the Note, the Security Instrument, the other Loan Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Agreement, the Note, the Security Instrument and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Agreement, the Note and the Security Instrument, agrees that it shall not, except as otherwise provided herein or in the Security Instrument, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Agreement, the Note, the Security Instrument or the other Loan Documents. The provisions of this Section 9.4 shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement, the Note, the Security Instrument or the other Loan Documents; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of any indemnity (including,

100 US_Active\112883187\V-7 without limitation, the Environmental Indemnity), guaranty (including, without limitation, the Guaranty), master lease or similar instrument made in connection with this Agreement, the Note, the Security Instrument, or the other Loan Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases; (vi) impair the right of Lender to enforce the provisions of Section 10.2 of the Security Instrument or Sections 4.1.10, 4.1.30, 5.1.9 and 5.2.8 hereof; or (vii) impair the right of Lender to obtain a deficiency judgment or other judgment on the Note against Borrower if necessary to (A) preserve or enforce its rights and remedies against the Property or (B) obtain any Insurance Proceeds or Awards to which Lender would otherwise be entitled under the terms of this Agreement or the Security Instrument; provided however, Lender shall only enforce such judgment to the extent of the Insurance Proceeds and/or Awards. (b) Notwithstanding the provisions of this Section 9.4 to the contrary, Borrower shall be personally liable to Lender for the Losses it incurs arising out of or in connection with the following: (i) intentional misrepresentation in connection with the execution and the delivery of this Agreement, the Note, the Security Instrument, or the other Loan Documents or otherwise in connection with the Loan; (ii) Borrower’s or any of Borrower’s Affiliate’s misapplication, misappropriation or conversion of Rents received by Borrower after the occurrence of a Default or Event of Default; (iii) Borrower’s misapplication, misappropriation or conversion of Security Deposits or Rents; (iv) Borrower’s misapplication, misappropriation or conversion of Insurance Proceeds or Awards; (v) Borrower’s failure to pay Taxes, Other Charges (except to the extent that (x) sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of Section 7.2 hereof or (y) the Property does not generate sufficient cash flow to pay such Taxes or Other Charges (after disregarding any distributions made to Borrower’s constituents during the then- immediately preceding 12-month period)), charges for labor or materials or other charges that can create a Lien on the Property; (vi) Borrower’s failure to return or to reimburse Lender for all Personal Property taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (vii) any act of intentional material waste or arson by Borrower, or Principal or any Affiliate thereof or by Guarantor;

101 US_Active\112883187\V-7 (viii) any fees or commissions paid by Borrower to Principal or any Affiliate of Borrower, Principal or Guarantor in violation of the terms of this Agreement, the Note, the Security Instrument or the other Loan Documents; (ix) Borrower’s failure to comply with the provisions of Sections 5.1.8 or 5.1.19 hereof; (x) criminal acts of Borrower, Principal, any Guarantor, any Affiliate of Borrower, Principal, or any Guarantor, or any of their respective agents or representatives resulting in the seizure, forfeiture or loss of the Property; (xi) the removal or disposal of any portion of the Property after an Event of Default; (xii) without the prior written consent of Lender as required pursuant to the Loan Documents, Borrower entering into any amendment, modification or termination of any Lease; (xiii) the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity or in the Loan Documents concerning Environmental Laws and Hazardous Substances and any indemnification of Lender with respect thereto in any Loan Document; (xiv) Borrower’s failure to pay all transfer and recording taxes due to any Governmental Authority in the event of a foreclosure of the Property, deed in lieu or other transfer of the Property to Lender or Lender’s designee; (xv) Borrower’s failure to cooperate in transferring any Licenses requested by Lender in connection with any foreclosure of the Property, deed in lieu or other transfer of the Property to Lender or Lender’s designee; (xvi) Borrower’s, Principal’s, any Guarantor’s, or any Affiliate of Borrower’s, Principal’s or any Guarantor’s delay, interference with or frustration of, or failure to cooperate with, Lender’s exercise of remedies provided under the Loan Documents after the occurrence of an Event of Default; (xvii) the gross negligence or willful misconduct by Borrower, Principal, Guarantor or any Affiliate thereof; (xviii) Borrower or Principal defaults under Section 4.1.36 hereof, and such default is not cited as a factor in a substantive consolidation of Borrower or Principal, as the case may be, with any other Person in a bankruptcy or similar proceeding; (xix) Borrower defaults under Article III hereof; and (xx) Borrower defaults under Section 5.1.10 hereof beyond any applicable notice and cure periods.

102 US_Active\112883187\V-7 (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event that: (i) Borrower or Principal defaults under Section 4.1.36 hereof, and such default results in the substantive consolidation of Borrower or Principal, as the case may be, with any other Person in a bankruptcy or similar proceeding; (ii) any unauthorized Transfer of the Property or any direct or indirect legal or beneficial equity interest in Borrower, in each case, in violation of the Loan Documents without the prior written consent of Lender (provided that this clause (ii) shall not include the disposal of Personal Property taken from the Property prior to the occurrence of an Event of Default by or on behalf of Borrower and replaced with Personal Property of the same utility and of the same or greater value); (iii) a Bankruptcy Event occurs; (iv) Borrower fails to obtain Lender’s prior written consent to any subordinate financing or other voluntary Lien (including a PACE Lien) encumbering the Property; (v) Borrower or its Affiliates commit fraud in connection with the execution and delivery of this Agreement, the Note, the Security Instrument or the other Loan Documents; (vi) Borrower or any of its Affiliates contests or opposes any motion made by Lender to obtain relief from the automatic stay or seek to reinstate the automatic stay following the occurrence of a Bankruptcy Event; or (vii) Borrower has failed to deliver to Lender evidence satisfactory to Lender that either (A) Northsight has renewed the term of the Northsight Lease for a term of not less than three (3) years, at a rental rate equal to the current rent under the Northsight Lease and upon such other terms and conditions acceptable to Lender, or (B) a Lease with a replacement tenant for a term of not less than three (3) years, at a rental rate equal to the current rent under the Northsight Lease and upon such other terms and conditions acceptable to Lender, is in full force and effect with respect to the Northsight Premises and the tenant thereunder is in occupancy of the Northsight Premises and is paying full unabated rent thereunder (provided, however, that the recourse under this subsection (vii) shall be limited to an amount equal to twenty-five percent (25%) of the outstanding principal balance of the Loan). (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Agreement, the Note, the Security Instrument and the other Loan Documents. Section 9.5 Mezzanine Financing. In connection with any Securitization of the Loan, Lender shall have the right at any time to divide the Loan into two or more parts (the “Mezzanine Option”): a mortgage loan (the “Mortgage Loan”) and one or more mezzanine loans (the “Mezzanine Loan(s)”). The principal amount of the Mortgage Loan plus the principal amount of the Mezzanine Loan(s) shall equal the outstanding principal balance of the Loan immediately prior to the creation of the Mortgage Loan and the Mezzanine Loan(s). In effectuating the foregoing, the Mezzanine Lender will make a loan to the Mezzanine Borrower(s)); Mezzanine Borrower(s) will contribute the amount of the Mezzanine Loan(s) to Borrower and Borrower will apply the contribution to pay down the Mortgage Loan. The Mortgage Loan and the Mezzanine Loan(s) will be on the same terms and subject to the same conditions set forth in this Agreement, the Note, the Security Instrument and the other Loan Documents except as follows:

103 US_Active\112883187\V-7 (a) Lender shall have the right to establish different interest rates and debt service payments for the Mortgage Loan(s) and the Mezzanine Loan and to require the payment of the Mortgage Loan and the Mezzanine Loan(s) in such order of priority as may be designated by Lender; provided, that (i) the total loan amounts for the Mortgage Loan and the Mezzanine Loan(s) shall equal the amount of the Loan immediately prior to the creation of the Mortgage Loan and the Mezzanine Loan(s), (ii) the initial weighted average interest rate of the Mortgage Loan and the Mezzanine Loan(s) shall initially on the date created equal the interest rate which was applicable to the Loan immediately prior to creation of the Mortgage Loan and the Mezzanine Loan(s) and (iii) the initial debt service payments on the Mortgage Loan note and the Mezzanine Loan note(s) shall initially on the date created equal the debt service payment which was due under the Loan immediately prior to creation of the Mortgage Loan and the Mezzanine Loan(s). The Mezzanine Loan(s) will be made pursuant to Lender’s standard mezzanine loan documents. The Mezzanine Loan(s) will be subordinate to the Mortgage Loan and will be governed by the terms of an intercreditor agreement between the holders of the Mortgage Loan and the Mezzanine Loan(s). (b) The borrower(s) under the Mezzanine Loan(s) (“Mezzanine Borrower(s)”) shall be a special purpose, bankruptcy remote entity pursuant to applicable Rating Agency criteria and otherwise acceptable to Lender that shall own directly or indirectly one hundred percent (100%) of Borrower. The direct equity holder(s) of Mezzanine Borrower(s) (such holder(s) the “Second Level SPE”) shall be a special purpose, bankruptcy remote entity pursuant to applicable Rating Agency criteria and shall own directly or indirectly one hundred percent (100%) of Mezzanine Borrower. The security for the Mezzanine Loan shall be a pledge of one hundred percent (100%) of the direct and indirect ownership interests in Borrower and Mezzanine Borrower. (c) Mezzanine Borrower, Second Level SPE and Borrower shall cooperate with all reasonable requests of Lender in order to divide the Loan into a Mortgage Loan and one or more Mezzanine Loan(s) and shall execute and deliver such documents as shall reasonably be required by Lender and any Rating Agency in connection therewith, including, without limitation, (i) the delivery of non-consolidation opinions; (ii) the modification of organizational documents and Loan Documents; (iii) authorize Lender to file any UCC-1 Financing Statements reasonably required by Lender to perfect its security interest in the collateral pledged as security for the Mezzanine Loan(s); (iv) execute such other documents reasonably required by Lender in connection with the creation of the Mezzanine Loan(s), including, without limitation, a guaranty substantially similar in form and substance to the Guaranty delivered on the date hereof in connection with the Loan (with the same recourse carveouts as set forth in the Mortgage Loan), an environmental indemnity substantially similar in form and substance to the Environmental Indemnity delivered on the date hereof in connection with the Loan and a conditional assignment of management agreement substantially similar in form and substance to the Assignment of Management Agreement delivered on the date hereof in connection with the Loan; (v) deliver appropriate authorization, execution and enforceability opinions with respect to the Mezzanine Loan(s) and amendments to the Mortgage Loan; and (vi) deliver a “UCC-9”, “Eagle 9” or equivalent UCC title insurance policy, satisfactory to Lender, insuring the perfection and priority of the lien on the collateral pledged as security for the Mezzanine Loan.

104 US_Active\112883187\V-7 Other than respect to lawyers, accountants and other professionals retained by Borrower or its Affiliates, all reasonable third party costs and expenses incurred by Lender, Borrower, Guarantor in connection with Borrower’s, Guarantor’s complying with requests made under this Section 9.5, including, without limitation, UCC insurance premiums, shall be paid by Borrower and Guarantor. It shall be an Event of Default under this Agreement, the Note, the Security Instrument and the other Loan Documents if Borrower, Guarantor, Mezzanine Borrower, or Second Level SPE fails to comply with any of the terms, covenants or conditions of this Section 9.5 after expiration of ten (10) Business Days after notice thereof. X. MISCELLANEOUS Section 10.1 Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender. Section 10.2 Lender’s Discretion. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive. Whenever pursuant to this Agreement or any other Loan Document (a) the Rating Agencies are given any right to approve or disapprove, (b) the confirmation of the Rating Agencies as to no downgrade is required or (c) any arrangement or term is to be satisfactory to the Rating Agencies, the prior written consent of Lender in its sole discretion shall be substituted therefore prior to a Securitization. Section 10.3 Governing Law. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS), PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED BY THIS AGREEMENT, THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

105 US_Active\112883187\V-7 (b) WITH RESPECT TO ANY CLAIM OR ACTION ARISING HEREUNDER OR UNDER THIS AGREEMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS, BORROWER (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF, AND (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING ON VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS WILL BE DEEMED TO PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING WITH RESPECT HERETO IN ANY OTHER JURISDICTION. Section 10.4 Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances. Section 10.5 Delay Not a Waiver. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount. Section 10.6 Notices. All notices or other written communications hereunder shall be deemed to have been properly given one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, addressed as follows: If to Borrower: Pollock Financial Group 150 Portola Road Portola Valley, California 94028 Attention: Vita Piazza

106 US_Active\112883187\V-7 With a copy to: Rimon Law Group One Embarcadero Center, Suite 400 San Francisco, California 94111 Attention: Geoff Perusse, Esq. If to Lender: Barclays Capital Real Estate Inc. 745 Seventh Avenue New York, New York 10019 Attention: Sabrina Khabie, Esq. With a copy to: Dentons US LLP 1221 Avenue of the Americas New York, New York 10020 Attention: David S. Hall, Esq. or addressed as such party may from time to time designate by written notice to the other parties. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications. Section 10.7 Trial by Jury. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER. Section 10.8 Headings. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Section 10.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Section 10.10 Preferences. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to

107 US_Active\112883187\V-7 Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, State or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender. Section 10.11 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which Applicable Law, this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which Applicable Law, this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower. Section 10.12 Remedies of Borrower. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower’s sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Section 10.13 Expenses; Indemnity. (a) Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender within five (5) days of receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents); (ii) Borrower’s ongoing performance of and compliance with Borrower’s respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (iii) Lender’s ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (v) securing Borrower’s compliance with any requests made pursuant to the provisions of this Agreement; (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Lien in favor of

108 US_Active\112883187\V-7 Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent permitted by applicable law, any cost and expenses due and payable to Lender may be paid from any amounts in the Accounts. (b) Borrower shall indemnify, defend and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the “Additional Indemnified Liabilities”); provided, however, that Borrower shall not have any obligation to Lender hereunder to the extent that such Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under Applicable Law to the payment and satisfaction of all Additional Indemnified Liabilities incurred by Lender. (c) Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Lender and the Indemnified Parties from and against any and all losses (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense, and settlement of losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA, FIRMMA, the Code, any State statute or other similar law that may be required, in Lender’s sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.1.10 or 5.2.8 hereof. (d) Borrower covenants and agrees to pay for or, if Borrower fails to pay, to reimburse Lender for, (i) any fees and expenses incurred by any Rating Agency in connection with any Rating Agency review of the Loan, the Loan Documents or any transaction contemplated thereby or (ii) any consent, approval, waiver or confirmation obtained from such Rating Agency pursuant to the terms and conditions of this Agreement or any other Loan Document and Lender shall be entitled to require payment of such fees and expenses as a condition precedent to the obtaining of any such consent, approval, waiver or confirmation.

109 US_Active\112883187\V-7 Section 10.14 Schedules and Exhibits Incorporated. The Schedules and Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof. Section 10.15 Offsets, Counterclaims and Defenses. Any assignee of Lender’s interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower. Section 10.16 No Joint Venture or Partnership; No Third Party Beneficiaries. (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender. (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender’s sole discretion, Lender deems it advisable or desirable to do so. Section 10.17 Publicity. All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, Barclays, or any of their Affiliates shall be subject to the prior written consent of Lender, which shall not be unreasonably withheld. Notwithstanding the foregoing, disclosure required by any federal or State securities laws, rules or regulations, as determined by Borrower’s counsel, shall not be subject to the prior written consent of Lender. Section 10.18 Waiver of Marshalling of Assets. To the fullest extent permitted by Applicable Law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower’s partners and others with interests in Borrower, and of the Property, and agrees not to assert any right under laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender

110 US_Active\112883187\V-7 under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever. Section 10.19 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents. Section 10.20 Conflict; Construction of Documents; Reliance. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender’s exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates. Section 10.21 Brokers and Financial Advisors. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement, except Barry Slatt Mortgage Company. Borrower hereby acknowledges that Lender may pay a subservicing strip to Barry Slatt Mortgage Company in connection with certain subservicing activities to be performed by Barry Slatt Mortgage Company post-closing. Borrower and Guarantor hereby agree to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender’s attorneys’ fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower, Guarantor or Lender in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the payment in full of the Debt. Section 10.22 Prior Agreements. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and/or its Affiliates and Lender are superseded by the terms of this Agreement and the other Loan Documents.

111 US_Active\112883187\V-7 Section 10.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. (a) Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the respective parties thereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (ii) the effects of any Bail-in Action on any such liability, including, if applicable: (A) a reduction in full or in part or cancellation of any such liability; (B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (C) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. (b) As used in this Section 10.23 the following terms have the following meanings ascribed thereto: (i) “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution; (ii)“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule; (iii) “EEA Financial Institution” means (x) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority; (y) any entity established in an EEA Member Country which is a parent of an institution described in clause (x) of this definition, or (x) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (x) or (y) of this definition and is subject to consolidated supervision with its parent; (iv) “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway; (v) “EEA Resolution Authority” means any public administrative authority or any person entrusted with public

112 US_Active\112883187\V-7 administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution; (vi) “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and (vii) “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. [NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written. BORROWER: POLLOCK GATEWAY II DE LLC, a Delaware limited liability company By: Pollock Gateway II Owner LLC, a California limited liability company, its Member By: Pollock 2006 Properties, a California general partnership, its Member By: Pollock Realty LLC, a California limited liability company, its managing general partner By: 4. ames M. Pollock, Manager SCOTTSDALE GATEWAY H LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written. LENDER: BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation By: \/L -V--- Name: Sabrina Khabie Title: Authorized Signatory SCOTTSDALE GATEWAY II LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written. WITH RESPECT TO SECTIONS 9.1, 9.2, 9.5, AND 10.21 ONLY: GUARANTOR: itiv il/A7 James M. Pollock, an individual SCOTTSDALE GATEWAY II LOAN AGREEMENT

Schedule I-1 US_Active\112883187\V-7 SCHEDULE I Rent Roll

s c o t-m a le u a te w a y ii R e n t R o ll O ct o b e r 1, 2 01 9 T en an t S ui te U sa bl e S F R en ta bl e S F Le as e S ta rt Le as e E xp ira tio n R en t C om m en ce m en t A nn ua l R en t/S F M on th ly T ot al S ec ur ity D ep os it % o f B ui ld in g B as e Y ea r E xp en se S to p E sc al at io ns S F /Y R S a rc h e t I n ve st m e n ts L L C 10 0 11 ,5 36 12 ,8 51 12 /1 1/ 20 14 8/ 10 /2 02 0 12 /1 1/ 20 14 $ 23 .0 0 $ 24 ,6 31 .0 8 $ 11 9 1% 20 14 $7 .7 6 12 /1 1/ 20 14 $ (N o rt h si g h t) S ee n ot e 7/ 11 /2 01 5 $ 21 .0 0 [1 ] b el ow 7/ 11 /2 01 6 $ - 8/ 11 /2 01 6 $ 21 .5 0 8/ 11 /2 01 7 $ 22 .0 0 8/ 11 /2 01 8 $ 22 .5 0 8/ 11 /2 01 9 $ 23 .0 0 C a l C h o ic e 11 0 4, 55 2 5, 07 1 10 /1 /2 01 5 2/ 28 /2 02 1 10 /1 /2 01 5 $2 3. 50 $9 ,9 30 .7 1 $1 0, 14 2. 00 4. 70% 20 15 $8 .3 8 10 /1 /2 01 5 $0 .0 0 1/ 1/ 20 16 $1 1. 00 5/ 1/ 20 16 $2 2. 00 3/ 1/ 20 17 $2 2. 50 3/ 1/ 20 18 $2 3. 00 3/ 1/ 20 19 $2 3. 50 3/ 1/ 20 20 $2 4. 00 A d va n ta g e T e ch n ic a l 11 4 2, 51 4 2, 80 1 P en di ng P en di ng P en di ng $2 1. 95 $5 ,1 23 .5 0 $ 6, 06 8. 87 2. 60% 20 15 $8 .3 8 8/ 1/ 20 20 $2 4. 50 R e so u rc in g ( fo rm e rl y S ee n ot e 8/ 1/ 20 21 $2 5. 00 T e ch n ic a l A id C ry st a l I N C [2 ] b el ow 8/ 1/ 20 22 $2 5. 50 S D P C o rp (D r. P a rs o n s) 11 8 4, 02 0 4, 47 8 2/ 16 /2 01 6 2/ 28 /2 02 6 1/ 26 /2 01 6 $2 6. 50 $9 ,8 88 .9 2 $ 15 ,0 00 .0 0 4. 15% 20 16 $7 .3 2 2/ 16 /2 01 6 $2 5. 00 3/ 1/ 20 17 $2 5. 50 3/ 1/ 20 18 $2 6. 00 3/ 1/ 20 19 $2 6. 50 3/ 1/ 20 20 $2 7. 00 3/ 1/ 20 21 $2 7. 50 3/ 1/ 20 22 $2 8. 00 3/ 1/ 20 23 $2 8. 50 3/ 1/ 20 24 $2 9. 00 3/ 1/ 20 25 $2 9. 50 V a ca n t 1 3 0 4, 91 7 5, 47 7 5. 08 % V a ca n t 13 5 3, 98 1 4, 43 5 4. 11 % C a lib e rc o s, In c. 15 0 16 ,4 44 18 ,3 19 7/ 23 /2 01 8 2/ 28 /2 02 6 7/ 23 /2 01 8 $2 5. 00 $3 8, 16 4. 58 $ 42 ,7 37 .3 3 16 .9 8% 20 18 7/ 23 /2 01 8 $0 .0 0 10 /2 3/ 20 18 $2 5. 00 10 /2 3/ 20 19 $0 .0 0 11 /2 3/ 20 19 $2 5. 50 11 /2 3/ 20 20 $0 .0 0 12 /2 3/ 20 20 $2 6. 00 12 /2 3/ 20 21 $0 .0 0 1/ 23 /2 02 2 $2 6. 50 1/ 23 /2 02 3 $0 .0 0 2/ 23 /2 02 3 $2 7. 00 2/ 23 /2 02 4 $2 7. 50 2/ 23 /2 02 5 $2 8. 00 In n o va tiv e C ar e 20 0 11 ,4 16 12 ,7 17 9/ 17 /2 01 8 4/ 30 /2 02 7 9/ 17 /2 01 8 $2 7. 04 $2 8, 65 5. 64 $3 3, 24 4. 36 11 .7 87 2% 20 18 9/ 17 /2 01 8 26 .2 6 P a rt n e rs ( fo rm e rl y 5/ 1/ 20 19 27 .0 4 S co tt sd a le H e a lth ca re ) 5/ 1/ 20 20 27 .8 5 5/ 1/ 20 21 28 .4 1 5/ 1/ 20 22 28 .9 8 5/ 1/ 20 23 29 .5 6 5/ 1/ 20 24 34 .9 5 5/ 1/ 20 25 36 .0 0 5/ 1/ 20 26 37 .0 8

B o st o n IV F , I n c. (f o rm e rl y F e rt ili ty C e n te r o f A Z ) 20 1/ 20 3 6, 50 0 7, 24 1 10 /1 /2 01 5 12 /3 1/ 20 20 10 /1 /2 01 5 $2 3. 50 $1 4, 18 0. 29 $1 2, 67 1. 75 6. 71% 20 15 $7 .6 7 10 /1 /2 01 5 $0 .0 0 11 /1 /2 01 5 $2 2. 00 11 /1 /2 01 6 $2 2. 50 11 /1 /2 01 7 $2 3. 00 11 /1 /2 01 8 $2 3. 50 11 /1 /2 01 9 $2 4. 00 In n o va tiv e C a re P a rt n e rs ( fo rm e rl y S co tt sd a le H e a lth ca re ) 20 7- 21 5 7, 32 1 8, 15 4 P en di ng S ee n ot e [1 ] b el ow P en di ng P en di ng $2 7. 04 $ 18 ,3 73 .6 8 $ 21 ,3 15 .9 1 7. 56% 20 18 5/ 1/ 20 20 27 .8 5 5/ 1/ 20 21 28 .4 1 5/ 1/ 20 22 28 .9 8 5/ 1/ 20 23 29 .5 6 5/ 1/ 20 24 34 .9 5 5/ 1/ 20 25 36 .0 0 5/ 1/ 20 26 37 .0 8 C ar em ar k 22 0 23 ,6 48 26 ,3 44 4/ 1/ 20 12 6/ 30 /2 02 1 4/ 1/ 20 12 $2 3. 50 $5 1, 59 0. 33 - 24 .4 2% 20 10 $8 .6 2 4/ 1/ 20 16 $0 .0 0 5/ 1/ 20 16 $1 0. 00 6/ 1/ 20 16 $2 3. 00 4/ 1/ 20 17 $0 .0 0 5/ 1/ 20 17 $1 0. 00 6/ 1/ 20 17 $2 3. 00 4/ 1/ 20 18 $0 .0 0 7/ 1/ 20 18 $2 3. 00 7/ 1/ 20 19 $2 3. 50 7/ 1/ 20 20 $2 4. 00 T ot al L ea se d T ot al V ac an t T ot al S qu ar e F ee t Lo ad F ac to r 1 1. 4% 87 ,9 51 97 ,9 76 90 .8 1% 8, 89 8 9, 91 2 9. 19% 96 ,8 49 10 7, 88 8 10 0. 00% $2 00 ,5 38 .7 3 $1 41 ,1 80 .2 2 10 0. 00% [1 ] L O I i s w ith te na nt fo r l ea se e xt en si on [2 ] T A C is re lo ca tin g fr om S ui te 2 15 to S ui te 1 14 to a cc om m od at e th e ex pa ns io n o f I nn ov at iv e C ar e P ar tn er s in to S ui te s 20 7- 21 5. C on st ru ct io n is c ur re nt ly u nd er w ay a nd le as e am en dm en ts h av e be en e xe cu te d. I ce rt ify th at th is is a t ru e an d ac cu ra te c op y. P ol lo ck G at ew ay II D E L LC M an ag er O ct ob er 1 1, 2 01 9

Schedule II-1 US_Active\112883187\V-7 SCHEDULE II Organizational Chart of Borrower (attached)

1 The Managers of Pollock Gateway II DE LLC are James M. Pollock and Jeffrey O. Pollock 2 The Managers of Pollock Gateway II Owner LLC are James M. Pollock and Jeffrey O. Pollock. 3 The Managers of Pollock Realty LLC are James M. Pollock and Jeffrey O. Pollock. 4 The trustees of the James and Guila Trust are James M. Pollock and Guila Pollock 5 The trustee of the Jeffrey O. Pollock Revocable Trust is Jeffrey O. Pollock 6 The Board of Directors of Pollock Realty Corporation is comprised of James M. Pollock, Fern L. Bailey, Vita Piazza ** No limited partner or member owns more than 10% direct or indirect interest in Borrower. ***No Other Investor owns more than 10% direct or indirect interest in Borrower. no investor owning 10% or more directly or indirectly in Borrower is a foreign national Property 8901 East Mountain View Road Scottsdale, AZ 85258 100% Pollock Gateway II Owner LLC, a California limited liability company, its sole member2 Pollock 2006 Properties, a California general partnership, its sole member Pollock Realty LLC, a California limited liability company, its Managing General Partner3 SHP, LTD., a California limited partnership, a General Partmer** Pollock Sand Hill Commons Investors, a California limited partnership, a General Partner** Pollock Montgomery Washington Tower Investors, a California limited partnership, a General Partner** Pollock 2006 Independent Investors LLC, a California limited liability company, a General Partner** 100% 25% 10.22537% 33.01589% 18.80818% 12.95056% 43% 34% The James and Guila Pollock Trust UAD June 27, 2006 - James M. & Guila Pollock, Trustees4 Other Investors*** 23% Jeffrey O. Pollock Revocable Trust dated December 27, 2007 - Jeff Pollock Trustee5 Pollock Partners II, a California limited partnership, its General Partner Pollock SHP LLC, a California limited liability company, its General Partner Managers are James M. Pollock Jeffrey O. Pollock Pollock Realty Corporation, a California corporation, is the General Partner of PPII6 Manager is The James and Guila Pollock Trust UAD June 27, 2006 - James M. & Guila Pollock Trustees 1% 1% 1% 4.5% 7.86% BORROWER Pollock Gateway II DE LLC, a Delaware limited liability company1

Schedule III-1 US_Active\112883187\V-7 SCHEDULE III REQUIRED REPAIRS NONE

Schedule IV-1 US_Active\112883187\V-7 SCHEDULE IV Intentionally Omitted

Exhibit A-1 US_Active\112883187\V-7 EXHIBIT A Tenant Notice Letter TENANT DIRECTION LETTER _______________, 20__ [Addressee] Re: Payment Direction Letter for ___________________ 8901 East Mountain View Road, Scottsdale, Arizona 85258 (the “Property”) Dear [______]: Pollock Gateway II DE LLC, a Delaware limited liability company (“Borrower”), the owner of the Property, has mortgaged the Property to Barclays Capital Real Estate Inc., a Delaware corporation (together with its successors and assigns, “Lender”) and has agreed that all rents due for the Property will be paid directly to a bank selected by Borrower and approved by Lender. Therefore, from and after the date hereof, all rent to be paid by you under the Lease between Borrower and you (the “Lease”) should be sent directly to the following address: [BANK’S ADDRESS] _____________________________ _____________________________ or by wire transfer to: Bank: ABA No.: Account No.: Account Name: Pollock Gateway II DE LLC Lockbox Account, Barclays Capital Real Estate Inc., as Secured Party All checks should be made out to “_________________________________”. These payment instructions cannot be withdrawn or modified without the prior written consent of Lender or its agent (“Servicer”), or pursuant to a joint written instruction from Borrower and Lender or Servicer. Until you receive written instructions from Lender or Servicer, continue to send all rent payments due under the Lease to the account set forth above. All rent payments must be delivered to the account set forth above no later than the day on which such amounts are due under the Lease. If you have any questions concerning this letter, please contact __________________ of Borrower at ________________ or ______________________ of Lender at ________________ or ________________ of Servicer at ________________. We appreciate your cooperation in this matter.

Exhibit A-2 US_Active\112883187\V-7 POLLOCK GATEWAY II DE LLC, a Delaware limited liability company By: Name: Title:

Exhibit B-1 US_Active\112883187\V-7 EXHIBIT B Form of Budget [See Attached]

2 01 9 20 19 20 19 2 01 9 2 01 9 20 19 2 02 0 2 02 0 2 0 2 0 20 2 0 2 0 20 2 0 2 0 Es ti m at ed Ju ly A ct u al A u gu st A ct u a l Se p te m b e r A ct u al O ct o b e r B u d ge t N o ve m b e r B u d ge t D e ce m b er B u d ge t Ja n u ar y B u d ge t Fe b ru ar y B u d ge t M ar ch B u d ge t A p ri l B u d ge t M ay B u d ge t Ju n e B u d ge t A n n u al T o ta l IN C O M E R e n ta l I n co m e - C o m m er ci al 21 4, 5 35 3 4 4, 46 9 13 4 ,1 0 7 1 89 ,1 65 15 5 ,5 80 2 12 ,4 87 2 12 ,4 87 21 2, 48 7 2 1 2, 89 4 2 1 2 ,8 9 4 2 1 4 ,2 1 3 21 4 ,2 1 3 2 ,5 2 9, 53 1 P ar ki n g R ev en u e 2, 5 05 3, 99 2 7 67 1, 32 0 1 ,3 20 1, 32 0 1 ,3 20 1 ,3 20 1, 32 0 1 ,3 2 0 1 ,3 2 0 1 ,3 2 0 1 9, 14 4 El ec tr ic it y R ev en u e 18 0 0 1 80 1 80 18 0 18 0 1 80 1 80 18 0 1 8 0 1 8 0 1 8 0 1, 98 0 A ft er H o u r C h ar ge 1, 1 78 1, 95 0 6 79 1, 00 0 1 ,0 00 1, 00 0 1 ,0 00 1 ,0 00 1, 00 0 1 ,0 0 0 1 ,0 0 0 1 ,0 0 0 1 2, 80 7 C o st R ec o ve ry /O p er at in g Ex p en se s 1, 8 00 2, 18 5 6 56 1, 32 0 1 ,3 20 1, 32 0 1 ,3 20 1 ,3 20 1, 32 0 1 ,3 2 0 1 ,3 2 0 1 ,3 2 0 1 6, 52 1 C o st R ec o ve ry /P ri o r Ye ar 0 (2 ,9 01 ) (5 6 0) 0 0 0 (3 ,4 6 1 ) TO TA L IN C O M E 22 0, 1 98 3 4 9, 69 6 13 5 ,8 3 0 1 92 ,9 85 15 9 ,4 00 2 16 ,3 07 2 16 ,3 07 21 6, 30 7 2 1 6, 71 4 2 1 6 ,7 1 4 2 1 8 ,0 3 3 21 8 ,0 3 3 2 ,5 7 6, 52 3 EX P EN SE S U ti lit ie s 2 9, 6 49 2 8, 10 0 2 8, 5 98 22 ,0 00 2 2, 00 0 2 2, 00 0 2 2 ,0 00 22 ,0 00 2 2, 00 0 2 2 ,0 0 0 2 8 ,0 0 0 2 8 ,0 0 0 2 9 6, 34 7 El ev at o r 65 8 1 37 1 43 3 18 31 8 31 8 3 18 3 18 31 8 3 1 8 3 1 8 3 1 8 3, 80 0 Ja n it o ri al 1 0, 1 63 1 0, 21 2 9 ,3 56 10 ,7 00 1 0, 70 0 1 0, 70 0 1 0 ,7 00 10 ,7 00 1 0, 70 0 1 0 ,7 0 0 1 0 ,7 0 0 1 0 ,7 0 0 1 2 6, 03 1 H V A C 9, 5 36 7, 34 5 1 ,3 70 3, 00 0 3 ,0 00 3, 00 0 3 ,0 00 3 ,0 00 3, 00 0 3 ,0 0 0 3 ,0 0 0 3 ,0 0 0 4 5, 25 1 M ai n te n an ce & R ep ai r 5, 9 57 2, 20 2 8 17 1, 50 0 1 ,5 00 1, 50 0 1 ,5 00 1 ,5 00 1, 50 0 1 ,5 0 0 1 ,5 0 0 1 ,5 0 0 2 2, 47 6 P e st C o n tr o l 12 8 64 1 62 16 2 16 2 1 62 1 62 16 2 1 6 2 1 6 2 1 6 2 1, 65 0 Li fe & S af e ty 2, 8 27 9 25 8 00 80 0 80 0 8 00 8 00 80 0 8 0 0 8 0 0 8 0 0 1 0, 95 2 P ar ki n g / G ar ag e 42 0 2 10 2 16 21 6 21 6 2 16 2 16 21 6 2 1 6 2 1 6 2 1 6 2, 57 4 La n d sc ap e 3, 2 34 1, 76 1 1 ,7 41 1, 70 0 1 ,7 00 1, 70 0 1 ,7 00 1 ,7 00 1, 70 0 1 ,7 0 0 1 ,7 0 0 1 ,7 0 0 2 2, 03 7 Le as in g 11 1 1 11 0 22 3 G en e ra l & A d m in is tr at io n 3, 1 18 6 12 3 ,1 19 3, 00 0 3 ,0 00 3, 00 0 3 ,0 00 3 ,0 00 3, 00 0 3 ,0 0 0 3 ,0 0 0 3 ,0 0 0 3 3, 84 9 M an ag em en t Fe e s (3% ) 3, 1 25 3 ,1 25 5, 79 0 4 ,7 82 6, 48 9 6 ,4 89 6 ,4 89 6, 50 1 6 ,5 0 1 6 ,5 4 1 6 ,5 4 1 6 2, 37 4 In su ra n ce 3, 6 85 3, 68 5 3 ,6 85 3, 68 5 3 ,6 85 3, 68 5 3 ,6 85 3 ,6 85 3, 68 5 3 ,6 8 5 3 ,6 8 5 3 ,6 8 5 4 4, 22 0 P ro p e rt y Ta xe s 1 7, 9 90 1 7, 99 0 1 7, 9 90 17 ,9 90 1 7, 99 0 1 7, 99 0 1 7 ,9 90 17 ,9 90 1 7, 99 0 1 7 ,9 9 0 1 7 ,9 9 0 1 7 ,9 9 0 2 1 5, 88 0 H o m eo w n er s A ss o ci at io n 31 ,0 18 3 1, 01 8 A d m in N o n R e im b u rs ab le 1, 0 93 6 42 5 00 50 0 50 0 5 00 5 00 50 0 5 0 0 5 0 0 5 0 0 6, 23 5 P ro fe ss io n al F e es 5, 6 05 8 79 5 ,9 45 5 00 50 0 50 0 5 00 5 00 8, 00 0 5 0 0 5 0 0 5 0 0 2 4, 42 8 St at e Ta xe s P ai d 2, 60 0 2, 60 0 To ta l E xp en se s 9 7, 3 00 7 4, 87 5 7 5, 8 89 71 ,8 61 7 0, 85 3 7 2, 56 0 7 2 ,5 60 10 3, 57 8 8 2, 67 2 7 2 ,5 7 2 7 8 ,6 1 2 7 8 ,6 1 2 9 5 1, 94 4 C as h F lo w 12 2 ,8 98 2 74 ,8 20 59 ,9 4 1 12 1 ,1 24 8 8, 54 7 14 3, 7 47 1 43 ,7 47 11 2 ,7 30 1 3 4 ,0 4 2 1 4 4 ,1 4 2 13 9 ,4 2 1 1 3 9, 4 2 1 1 ,6 2 4 ,5 7 8 N o te : R e n ta l I n co m e In cl u d es T A C o cc u p ie s n ew s p ac e (S u it e 11 5) in O ct o b er ; IC P m o ve s in to e xp an si o n s p ac e o n 1 2/ 1/ 19 ; N o rt h si gh t Ex p an si o n s p ac e o f 3, 46 1 m o ve s in e xp an si o n s p ac e 12 /1 /1 9 - R en ew al /E xp an si o n P ro p o sa l s en t 1 0 /4 /1 9 P o llo ck G at e w ay II P ro je ct e d 1 2 M o n th T ra ili n g B u d ge t - 7 /1 /1 9 - 6 /3 0 /2 0 C :\ U se rs \v n ew m an \A p p D at a\ Lo ca l\ M ic ro so ft \W in d o w s\ IN et C ac h e \C o n te n t. O u tl o o k\ 06 ZY 00 SX \G at ew ay - P ro je ct ed B u d ge t - 7 .1 .1 9 -6 .3 0 .2 0